UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1800

U.S. GLOBAL INVESTORS FUNDS
(Exact name of registrant as specified in charter)

7900 CALLAGHAN ROAD SAN ANTONIO, TX			78229
(Address of principal executive offices)			(Zip code)

SUSAN B. MCGEE, ESQ. 7900 CALLAGHAN ROAD SAN ANTONIO, TX 78229
(Name and address of agent for service)

Registrant’s telephone number, including area code:		210-308-1234

Date of fiscal year end:	DECEMBER 31, 2014

Date of reporting period:	JUNE 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2014

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2014
(unaudited)

Table of Contents

Letter to Shareholders	1
Definitions for Management Teams' Perspectives	13
Management Teams' Perspectives	15
Expense Example	57
Portfolios of Investments	59
Notes to Portfolios of Investments	114
Statements of Assets and Liabilities	124
Statements of Operations	128
Statements of Changes in Net Assets	132
Notes to Financial Statements	138
Financial Highlights	155
Additional Information	166
Privacy Policy

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class

U.S. Government Securities Ultra-Short Bond Fund	UGSDX
Near-Term Tax Free Fund	NEARX
All American Equity Fund	GBTFX
Holmes Macro Trends Fund	MEGAX*
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
China Region Fund	USCOX

Institutional Class

Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX
Gold and Precious Metals Fund**	USEIX
Emerging Europe Fund**	EURIX

*  The Nasdaq symbol for the Holmes Macro Trends Fund changed from ACBGX to MEGAX in March 2014.

**  The Institutional Class shares of the Gold and Precious Metals and Emerging Europe Funds have not commenced operations and currently are closed to investors. A notice will be issued when each class commences operations and opens to investors.

Fund Services, LLC

PO Box 701

Milwaukee WI

53201-0701

Tel 1.800.US.FUNDS

www.usfunds.com

U.S. Global Investors Funds

Dear Fellow Shareholder,

Gold is back in style.

Not that it ever fell completely out of style, mind you. But if you recall, the bears back in January were predicting yet another sluggish year. Spot gold prices plunged 28 percent in 2013, hitting a two-year low, and many investors had little reason to believe that the yellow metal could find its stride again so quickly.

But find its stride it did, dashing many people's doubts and misgivings. Gold stocks and bullion have had a phenomenal six months, delivering just above a 10 percent return. The year began with a bang, set off by huge gold jewelry demand coming out of China – which has overtaken India as the world's strongest gold market – and leading to the largest first-quarter buying volume since 2005.

Gold jewelry demand in most markets, in fact, was above or at least in line with its five-year quarterly average, as you can see in the chart below.

As for India, the recent election of pro-business Narendra Modi has given investors confidence that the Indian government will roll back import restrictions on the precious metal. We're already seeing a hint of the change Modi's administration promises. In June, the country's gold imports surged a jaw-dropping 65 percent after the central bank permitted more investors to buy foreign bullion.

U.S. Global Investors Funds

"We've definitely seen the financial markets react very positively to [Modi's] election, and so we're just waiting to see if he can walk the walk as well as talk the talk," John Derrick, Director of Research at U.S. Global Investors, told NPR's Marketplace.

The World Gold Council reported in July that "the current environment of high bond issuance, tight credit spreads and record low volatility continues to offer a prime opportunity for investors to add gold" to their portfolios. The metal's volatility on a 30-day rolling basis is currently below 11 percent, very close to its all-time low.

This constructive activity has been a boon to our Gold and Precious Metals Fund (USERX) and World Precious Minerals Fund (UNWPX), both of which have seen recent increases in return. USERX, in fact, has been recognized for its track record with a four-star rating from Morningstar.*

Gold mining stocks have also seen a huge increase this year, outperforming the actual commodity after three consecutive years of losses. I anticipated that gold equities would finally get a boost and wrote about this in the Investor Alert, Frank Talk and Shareholder Report, not to mention the CEO letter in last year's annual report. If you look at the chart on the following page, you'll see that, in three decades, the Philadelphia Gold & Silver Index (XAU) has never had a losing streak longer than three years. Historical precedent suggested that stocks were due for a jump in 2014, and indeed, the NYSE Arca Gold BUGS Index has returned approximately 22 percent year-to-date (YTD).

U.S. Global Investors Funds

As always, we recommend a 10 percent weighting in gold investment: 5 percent in bullion, 5 percent in mining stocks, and rebalance every year.

The raw materials market in general exceeded expectations in the first half, powered not only by gold but also steel, nickel and the platinum group metals (PGMs).

In January, the S&P/TSX Venture Composite Index, which measures Canadian micro-cap venture securities, experienced what's known as a golden cross. A golden cross occurs when the shorter-term 50-day moving average crosses above the 200-day moving average. Historically, investors have interpreted a cross as a rare buying opportunity and, consequently, the index has the potential for a positive trend change. That the S&P/TSX is a resources-heavy index shows just how bullish the market has become on materials and commodities, especially considering that this is the first golden cross in three years.

U.S. Global Investors Funds

During the bear market from mid-2011 until February 2014, we saw prices and daily trading volume decline more than 60 percent. This widened the bid-ask spread and made stock price discovery more challenging. Nevertheless, we continued with our models to accumulate undervalued shares since we are long-term "growth at a reasonable price" (GARP) investors. We often nibble on companies that are less expensive than their peers and lagging in relative performance over one day, 20 days and 60 days. Conversely, when these companies show a surge in price and volume using our statistical models, we often trim. This is the definition of active portfolio management. We take advantage of the volatility and use fundamental screens to focus on undervalued companies and quantitative models to trade around our holdings.

We have experienced a three-year decline in real global GDP from 5.2 percent in 2010 to 3 percent in 2013. This decline appeared to have hurt global commodity demand, which led to the domino effect of depressing resource stocks. An expected reversal this year might raise it to 3.5 percent, according to International Strategy & Investment (ISI).

But now that the 50-day moving average has crossed above the 200-day moving average – coupled with a rising purchasing managers index (PMI), which I'll discuss later – it's a positive sign that liquidity might soon return. The wind is now at our backs rather than in our faces.

World politics were largely to thank for the strong performance of commodities, the demand for which rises when supplies fall. Indonesia, the world's second-largest producer of nickel, unexpectedly banned the export of all raw

U.S. Global Investors Funds

minerals in January, pushing the price of the silvery-white metal to three-year highs. PGMs were also strong performers as a result of a five-month miners' strike in South Africa, the world's leading producer of platinum, and international trade sanctions against Russia, the leading producer of palladium.

Crude oil has also commanded investors' attention this year. Oil futures look bright. In its July report, the U.S. Energy Information Administration (EIA) forecasted that global consumption of oil, driven largely by China, is expected to reach 94 million barrels a day (bbl/d) by the end of 2015.

Speaking with The Energy Report, Brian Hicks, co-portfolio manager of our Global Resources Fund (PSPFX), detailed our bullishness in the energy space:

  "Within our portfolio, we are investing heavily in the shales through upstream oil and gas companies, oil services companies and equipment companies. Shale is transformational. It is really changing the energy landscape. Almost overnight, companies are developing resources that are long-lived and repeatable. Remember, only five years ago we were talking about peak oil. Now we're producing roughly 8.4 million bbl/d. That's the highest we've seen since the mid-80s. It is a trend that is going to continue."

Take a look at the following chart. In the next couple of years, cash flow is expected to surpass capital investment in oil exploration and production (E&P). Driven by prior investment in the shale plays, these securities are starting to pay off as a result of a surge in oil and condensate volumes.

U.S. Global Investors Funds

A Rise in Chinese and Global PMI

Just as we've seen with the rise in gold jewelry and crude oil demand, any positive news to come out of China, the world's second-largest economy, bodes very well for the rest of us. Savvy investors look to the Asian country to gauge the performance of the commodities market as a whole. They also know to pay special attention to its PMI, which measures viability in production, inventory levels, new orders and the employment environment. Any number over 50 represents healthy growth, and in June, China's PMI closed at 51, a six-month high.

We're proud to offer investors the chance to take advantage of this growth opportunity with our China Region Fund (USCOX).

Back in December of last year, I predicted that the global PMI would likely rise in the first half of 2014, and indeed it rose at its fastest rate in three years to close at 52.7, a four-month high. Because the math shows that the upward momentum of the PMI drives commodities and commodity stocks, our investment team actively uses this data to improve our chances of strong returns.

U.S. Global Investors Funds

David Hensley, a director at JP Morgan, explains how the constructive PMI news correlates to GDP growth in the second half of the year:

  "Gains in the levels of the new orders and employment indices suggest that the underlying trend in global economic conditions remains solid moving forward, pointing to above trend growth of global GDP in the second half of the year."

Transitioning Out of Russia, Seeking Stronger European Opportunities

International trade sanctions against Russia following its invasion and annexation of the Crimean Peninsula have compelled us to significantly minimize our exposure to the country in our Emerging Europe Fund (EUROX). As a result, we've heavily increased our investments in other attractive European countries such as Turkey, Poland and Greece.

Although Turkey was hammered by the 2008 recession, it has recently emerged as the best-performing market in EUROX, followed by Poland, the only country in the European Union to have dodged the recession altogether. Both countries have outperformed the eurozone in recent years. Due largely to support from the European Central Bank (ECB), Greece's GDP has risen steadily since the first quarter of last year, narrowing the gap between it and the eurozone.

U.S. Global Investors Funds

"Greece is finally starting to see the light at the end of the tunnel," John Derrick told Gavin Graham of VoiceAmerica's Emerging and Frontier Markets Investing in June. "They've made some significant structural changes. Essentially the banking system has been consolidated down. There are now four major players there. All in the last month, they actually have recapitalized and raised money. That put some pressure on the Greek market and banks over the last month or so, and it puts them on a much firmer footing. The banking system can function more properly, and you can actually start seeing real growth."

Preparing for Changing Monetary Policy

Following former Federal Reserve Chairman Ben Bernanke's lead, Janet Yellen has suggested that the Fed's bond-buying program that was enacted soon after the 2008 recession will finally come to an end this October. It's unclear what the results might be, but the possibility of rising interest rates is not out of the question.

In such a changing climate, our Near-Term Tax Free Fund (NEARX) and U.S. Government Securities Ultra-Short Bond Fund (UGSDX) can be excellent income instruments, as short-term, investment grade municipal and federal bonds are less volatile than long-term, non-investment grade bonds when rates are fluctuating.

U.S. Global Investors Funds

For the last 14 years, NEARX has seen consistent growth, even during and immediately following the 2008 financial crisis. Compared to the S&P 500 Index, which has weathered periods of choppy waters, NEARX has sailed upward relatively smoothly. In fact, since June 2000, it's taken close to a decade and a half for the S&P 500 to outperform the fund.

There are three principal ways in which people get rich: 1) they inherit their wealth, 2) they innovate and produce patentable ideas and 3) they participate in what I call the omega trade.

In the omega trade, investors purchase assets at a discount following a crisis of some kind, when prices plummet below replacement cost. When prices rebound, investors make a profit. A classic practitioner of this strategy is multibillionaire investor Warren Buffett, who routinely snatches up assets such as struggling yet promising farms, retail property and railroads after their prices have collapsed. To make these sorts of purchases, of course, one needs capital.

NEARX and UGSDX have the potential to provide investors with steady income while waiting to participate in a more aggressive omega trade.

U.S. Global Investors Funds

Our Investment Strategy

Serial entrepreneur Elon Musk, whose Tesla Motors we own in both our Holmes Macro Trends Fund (MEGAX) and All American Equity Fund (GBTFX), delivered this spring's commencement speech at the University of Southern California's Marshall School of Business. Some of what he said sounded familiar, echoing our investment team's philosophy for managing our nine funds:

  "Focus on signal over noise. A lot of companies get confused. They spend money on things that don't actually make the product better."

At U.S. Global, we are always seeking ways to better our products for our clients by identifying and acting on sector and country leadership as well as using a matrix of top-down models and bottom-up micro stock selection models. Judicious stock selection, not to mention record highs for the Dow Jones Industrial Average, has helped both MEGAX and GBTFX flourish, with signs pointing to continued growth.

In the case of MEGAX, the "signal," as Musk puts it, is the 10-20-20 model. That is to say, we focus on companies that are growing revenue at 10 percent and generating a 20 percent earnings growth and 20 percent return on equity.

Everything else is simply "noise."

To stay current on the most recent insights on gold, global resources and emerging markets, remember to subscribe to our award-winning Investor Alert and Frank Talk at usfunds.com/subscribe.

Thank you for your continued trust and confidence in U.S. Global. Happy investing!

Sincerely,

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus

U.S. Global Investors Funds

by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

*Morningstar Overall RatingTM among 71 Equity Precious Metals funds as of 6/30/2014 based on risk-adjusted return.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Bond funds are subject to interest-rate risk; their value declines as interest rates rise.

By investing in a specific geographic region, a regional fund's returns and share price may be more volatile than those of a less concentrated portfolio.

Investments in natural resources and emerging markets are subject to distinct risks as described in the funds' prospectus. Because the Global Resources Fund concentrates its investments in specific industries, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

Stock markets can be volatile and can fluctuate in response to sector-related or foreign-market developments. For details about these and other risks the Holmes Macro Trends Fund may face, please refer to the fund's prospectus.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile.

Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes. The Near-Term Tax Free Fund may be exposed to risks related to a concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or issuer. Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that a decline in the credit quality of a portfolio holding could cause a fund's share price to decline.

U.S. Global Investors Funds

Morningstar Ratings are based on risk-adjusted return.The Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The CRB Metals Index is a subset of the Reuters/Jeffries CRB Index comprised of 22 sensitive basic commodities whose markets are presumed to be among the first to be influenced by changes in economic conditions. The commodities used are in most cases either raw materials or products close to the initial production. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally leaders in their industry.

The Philadelphia Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weighted index of companies involved in gold mining. The HUI Index was designed to provide significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years.

The S&P/TSX Venture Composite Index is a broad market indicator for the Canadian venture capital market. The index is market capitalization weighted and, at its inception, included 531 companies. A quarterly revision process is used to remove companies that comprise less than 0.05% of the weight of the index, and add companies whose weight, when included, will be greater than 0.05% of the index.

Fund portfolios are actively managed, and holdings may change daily. Holdings are reported as of the most recent quarter-end. Holdings in the funds mentioned as a percentage of net assets as of 06/30/2014: Tesla Motors, Inc. (2.03% in All American Equity Fund, 2.77% in Holmes Macro Trends Fund).

Definitions for Management Teams' Perspectives

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index.

The Morgan Stanley Commodity Related Equity Index (CRX) is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600.

Definitions for Management Teams' Perspectives

Other Index Definitions

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

The Producer Price Index (PPI) measures prices received by producers at the first commercial sale. The index measures goods at three stages of production: finished, intermediate and crude.

The Purchasing Manager's Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The Russian Trading Systems Index is a capitalization-weighted index that is calculated in USD. The index is comprised of stocks traded on the Russian Trading System.

The S&P High Yield Dividend Aristocrats Index is designed to measure the performance of the 50 highest dividend yielding S&P Composite 1500 constituents which have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years.

The S&P/Case-Shiller Index tracks changes in home prices throughout the United States by following price movements in the value of homes in 20 major metropolitan areas.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

U.S. Government Securities Ultra-Short Bond Fund

Management Team's Perspective

Introduction

The U.S. Government Securities Ultra-Short Bond Fund (UGSDX) is designed to be used as an investment that takes advantage of the security of U.S. Government bonds and obligations, while simultaneously pursuing a higher level of current income than money market funds offer. The fund's dollar-weighted average effective maturity is two years or less.

Performance Graph

U.S. Government Securities Ultra-Short Bond Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
U.S. Government Securities Ultra-Short Bond Fund	0.19%	0.20%	0.05%	1.46%
Barclays U.S. Treasury Bills 6-9 Months Total Return Index	0.06%	0.11%	0.25%	0.47%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all of a portion of the periods, the fund had expense limitations and reimbursements to maintain a minimum yield, without which returns would have been lower. Returns for periods less than one year are not annualized.

The above returns for the U.S. Government Securities Ultra-Short Bond Fund include the fund's results as a money market fund through the date of its conversion (December 20, 2013) to an ultra-short bond fund, and therefore are not representative of the fund's results had it operated as an ultra-short bond fund for the full term of the periods shown.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time. In addition, returns may include the effects of additional voluntary waivers of fees and reimbursements of expenses by the Adviser, including waivers and reimbursements to maintain a minimum net yield for the fund.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

U.S. Government Securities Ultra-Short Bond Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

The U.S. economy experienced some economic volatility during the first six months of 2014. A cold, snowy winter, coupled with a late Easter, disrupted economic activity in the first quarter with an associated rebound in the second quarter as somewhat of an offset. First-quarter GDP contracted 2.1 percent, while the second quarter grew 4.0 percent with roughly 3 percent growth expected for the rest of the year. Manufacturing indicators took a dip early in the year, which was largely attributed to weather, and have since rebounded back into very healthy territory. The same general trend of improving manufacturing indicators could be seen on a global basis.

The employment situation is steadily improving with a very consistent nonfarm payroll growth of between 200,000 and 300,000 jobs per month virtually all year. After a lull in the second half of 2013, housing activity has begun to recover. Slowed by sharply higher mortgage rates and rising housing prices last year, the housing market has stabilized and even begun to improve in recent months. The S&P/Case-Shiller Home Price Index indicates housing prices were up 9.3 percent on a year-over-year basis through May. Higher housing prices, along with a strong stock market, have created a "wealth effect," improving consumers' attitudes toward their financial situations. Increasing consumer confidence has driven very strong auto sales, which has many positive effects in the manufacturing sector.

In May 2013, Federal Reserve Chairman Ben Bernanke indicated an inclination to begin reducing the quantitative easing (QE) stimulus program that has been widely described as "tapering." The Fed tapered by $10 billion in December 2013, and that process has since continued at each subsequent Federal Open Market Committee (FOMC) meeting. At the end of June, the Fed was purchasing $35 billion per month, down from an original $85 billion, in Treasuries and mortgage-backed securities each month in an effort to continue to stimulate the economy. It is widely expected the Fed will completely wind down the program at the FOMC meeting on October 29, 2014.

Inflation in the U.S. oscillated between 1 and 2 percent for the past two years, and while we are currently at the high end of that range, the Fed still has plenty of room to maneuver. Global inflation in general has remained low, which has allowed other global central bankers to comfortably maintain pro-growth policies. Key global economies participating in this trend include Japan, China and Europe. Europe in particular has taken new stimulative steps in recent months, taking the equivalent Fed funds' rate into negative territory.

Japan remains committed to an aggressive reflation policy, and China appears comfortable maintaining a stable growth policy. The current Chinese administration has focused on addressing domestic imbalances and, thus, has not been the global growth catalyst it was after the financial crisis. Europe has improved, emerging from a

U.S. Government Securities Ultra-Short Bond Fund

lingering shallow recession late last year. Optimism is picking up with regards to the global growth outlook as all major economic areas of the world are showing stable-to-improving economic growth for the remainder of 2014.

Yields on three-month Treasury bills fell 5 basis points to 0.02 percent, while yields on six-month bills fell 3 basis points to 0.06 percent. One-year agency discount note yields fell 2 basis points to 0.14 percent.

Investment Highlights

The U.S. Government Securities Ultra-Short Bond Fund returned 0.19 percent for the six months ending June 30, 2014, outperforming its benchmark, the Barclays U.S. Treasury Bills 6-9 Months Total Return Index, which returned 0.06 percent.

The fund extended its maturity profile at the end of 2013 and very early in 2014 as interest rates on short-term agency securities were relatively attractive, which proved to be very good timing as the market rallied, sending yields lower for essentially the next six months. Short-term Treasury yields have recently spiked, but short-term agency securities the fund primarily invests in have not quite moved back to the high yield levels experienced at the beginning of 2014.

Current Outlook

The Fed continues to remain accommodative in an attempt to offset fiscal tightening and spur employment growth. We believe the U.S. will maintain an accommodative monetary policy but will continue to taper the QE program as the year progresses. Short-term yields could be higher over the next six to twelve months, but it currently appears unlikely that the Fed will take aggressive action or raise the Fed funds rate in 2014.

U.S. Government Securities Ultra-Short Bond Fund

Portfolio Allocation by Issuer   June 30, 2014

Portfolio Allocation by Maturity  June 30, 2014

1 - 3 Months	$33,199,955	49.1%
3 - 12 Months	4,999,075	7.4%
1 - 3 Years	5,511,400	8.1%
3 - 5 Years	23,973,526	35.4%
	$67,683,956	100.0%

Near-Term Tax Free Fund

Management Team's Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) seeks to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years.

Performance Graph

Near-Term Tax Free Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	2.52%	3.68%	3.07%	3.16%
Barclays 3-Year Municipal Bond Index	1.04%	2.42%	2.44%	3.17%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through December 31, 2014.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Near-Term Tax Free Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Defying the skeptics who anticipated higher yields and interest rates with corresponding lower bond values, the Barclays Municipal Bond Index, a measure of the general municipal bond markets, rallied 6 percent in the first half of 2014. This comes on the back of a difficult 2013 in which the municipal market experienced its worst performance since 2008. While we have seen good performance year-to-date, the dynamics in the market remains challenging. The yield curve has flattened with yields on the short end flat to higher while the long end of the curve has rallied by as much as 100 basis points.

Generally speaking, the further out the yield curve you move, the higher the returns. The very long end of the yield curve – bonds with maturities of 22 years or more – rose by more than 10 percent so far this year. The Near-Term Tax Free Fund invests in the short and intermediate part of the municipal market, and the Barclays 3-Year Municipal Bond Index rose 1.04 percent during the first half of 2014.

Back in May 2013, Federal Reserve Chairman Ben Bernanke introduced the idea of tapering the Fed's quantitative easing (QE) stimulus program. At the time, the Fed was spending $85 billion per month buying Treasuries and mortgage-backed securities in an attempt to stimulate the economy. This announcement roiled the market, sending yields higher through late December. The key inflection point for the market came right around the end of the year as fears regarding the Fed tapering subsided as the Fed introduced tapering at the December 2013 Federal Open Market Committee (FOMC) meeting. In a classic sense, the market had absorbed all the fears of tapering and what that could potentially mean for the market. By the time it actually occurred, the market had priced it in almost completely and was able to rally nearly uninterrupted for the past six months.

The economy generally cooperated with the Fed. It was weak in the first quarter, but most market observers were willing to look past it as much of the slowness was weather related. Activity in the second quarter bounced back, and prospects for the remainder of the year appear favorable, with roughly 3 percent GDP growth expected.

Revenue-backed municipals outperformed general obligation credits, with specific strength in hospital and industrial development issues. Credit factors also played a significant role as performance differences between low-quality and high-quality bonds were large. AAA-rated municipals rose 4.21 percent, while BBB-rated municipals surged 9.76 percent. There were specific credit events that exacerbated the volatility of BBB returns, such as Puerto Rico-backed debt, but the overall trend still holds. High-yield, or "junk bonds," also outperformed, rising 7.53 percent over the past six months.

In specialty state trading, Puerto Rico was a standout performer, while California and Illinois also outperformed. New York and New Jersey credits underperformed so far in 2014.

Near-Term Tax Free Fund

Investment Highlights

For the six months ended June 30, 2014, the Near-Term Tax Free Fund returned 2.52 percent, outperforming its benchmark, the Barclays 3-Year Municipal Bond Index, which gained 1.04 percent.

The Near-Term Tax Free Fund also outperformed the Short-Intermediate Lipper peer group for the past six months. With a low turnover approach, the fund remained true to form, investing in traditional high-quality municipals. It has been able to outperform due to a slightly longer maturity structure and advantageous yield curve positioning.

Strengths

•  The fund's low turnover approach has proven to be an asset. Buying opportunistically and letting that yield advantage work has served the fund favorably over time.

•  The fund's longer maturity structure compared to the benchmark was favorable. The market rewarded investors for stepping out on the yield curve.

•  The fund benefited from significant exposure to Illinois and Texas, which both outperformed. It also had modest exposure to Puerto Rico, which outperformed by a wide margin.

Weaknesses

•  The fund had less exposure to the lower-quality investment grade credits that outperformed by wide margins.

•  The fund also has very little exposure to the industrial development and non-investment grade credits that outperformed.

•  Bonds that are subject to the alternative minimum tax (AMT) also outperformed; however, the fund has no exposure to these bonds.

Current Outlook

Opportunities

•  While the Federal Reserve tapering program that began in December is likely to wind down by the end of October, the rest of the world is beginning to pick up the monetary stimulus slack. The Bank of Japan continues with an aggressive quantitative easing (QE) program of its own, and the European Central Bank (ECB) took the Fed Fund's equivalent rate into negative territory in an attempt to stimulate the European economies. This implies that global inflation remains under control or even that deflation risks still abound. Interest rates may be lower for a longer period than many investors expect.

Near-Term Tax Free Fund

Threats

•  Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

•  When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment could become more difficult.

Near-Term Tax Free Fund

Top 10 Area Concentrations

(Based on Net Assets)  June 30, 2014

Texas	14.66%
Florida	12.18%
Illinois	9.12%
Michigan	5.24%
California	5.02%
New Jersey	3.65%
Alabama	3.47%
New York	3.10%
Pennsylvania	2.64%
Arizona	2.61%
Total Top 10 Areas	61.69%

Municipal Bond Ratings*
(Based on Total Municipal Bonds)  June 30, 2014

*  Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). "Not Rated" is used to classify securities for which a rating is not available. Credit-quality ratings for each issue are obtained from Moody's and S&P, and the higher rating for each issue is used.

All American Equity Fund

Management Team's Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

Performance Graph

All American Equity Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
All American Equity Fund	2.30%	21.75%	16.03%	7.51%
S&P 500 Index	7.13%	24.60%	18.80%	7.77%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Because of an unusually severe winter and a late Easter, which pushed some consumer spending into April, first quarter GDP contracted 2.1 percent. The U.S. economy in the second quarter of 2014, however, showed a strong bounce back at 4.0 percent, with GDP growth estimated at 3 percent or better for the remainder of the year.

U.S. stocks have been solid performers so far in 2014, with the S&P 500 Index rising 7.13 percent. Dividend-paying stocks generally performed in-line with the broad market, as measured by the S&P 500 Index, with the S&P High Yield Dividend Aristocrats Index gaining 6.87 percent.

Global manufacturing indicators have shown progress in recent months following a weak March and April, suggesting a constructive economic environment, especially for cyclicals. The automotive sector in particular has performed very well, with annualized sales in June of almost 17 million vehicles, the best showing since 2006. The U.S. housing market has been steady but not quite the positive catalyst many were looking for coming into the year. Combined with a rising equity market, home price appreciation has been solid, boosting the wealth effect for consumers.

In December 2013, the Federal Reserve began tapering its quantitative easing (QE) program, reducing the original $85 billion a month in Treasuries and mortgage-backed securities purchases by $10 billion at each subsequent Federal Open Market Committee (FOMC) meeting. The Fed is on track to complete its tapering at the FOMC meeting on October 29, 2014. A mini-crisis would probably be necessary to disrupt that schedule.

Investment Highlights

Overview

The All American Equity Fund returned 2.30 percent for the six months ended June 30, 2014, underperforming the 7.13 percent return for the S&P 500 Index benchmark.

Because the fund is actively managed and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund's stock selections in consumer staples and materials sectors were particularly strong relative to the benchmark. The fund was modestly overweight

All American Equity Fund

in the utilities sector, which was by far the best performing sector in the S&P 500 Index, rising more than 18 percent.

•  The fund's exposure to dividend-paying stocks over the past six months was beneficial to relative performance as this portion of the fund outperformed the more growth-oriented portion of the portfolio.

•  Westlake Chemical Corp.,(1) Continental Resources, Inc.(2) and United Rentals Inc.(3) were among the best positive contributors to fund performance.

Weaknesses

•  Overall, the fund's stock selection compared to the benchmark was detrimental to performance; this was particularly true in the technology sector.

•  Cash and defensive option strategies did not aid fund performance over the first half of the year as the market rallied strongly.

•  Chicago Bridge & Iron Co. N.V.,(2) MasterCard, Inc.(2) and Tableau Software, Inc.(2) were among the worst individual contributors to performance.

Current Outlook

Opportunities

•  The global economy remains in the midst of a synchronized recovery, which bodes particularly well for cyclical and growth sectors in the U.S. economy. We believe the global growth outlook remains strong as developed world monetary policy remains very supportive.

•  Corporate cash levels continue to remain high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

Threats

•  With the S&P 500 trading at nearly 18x earnings, which is at the high end of the historical range, earnings growth will be especially critical to keep the bull market moving forward. Any disappointment during earnings season could mean trouble for the market.

•  The market has been on an unusually long, almost uninterrupted winning streak for the past 18 months. A short-term correction would not be a surprise at this point.

•  Global government policy delays or outright missteps are a threat to global equity markets, including the U.S.

(1)This security comprised 1.24% of the fund's total net assets as of 06/30/14.

(2)The fund did not hold this security as of 06/30/14.

(3)This security comprised 1.77% of the fund's total net assets as of 06/30/14.

All American Equity Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Biogen Idec, Inc. Medical - Biomedical/Gene	3.33%
Apple, Inc. Computers	2.75%
The Priceline Group, Inc. E-Commerce/Services	2.54%
Facebook, Inc. Internet Content - Entertainment	2.27%
Tesla Motors, Inc. Automotive - Cars & Light Trucks	2.03%
Schlumberger Ltd. Oil - Field Services	1.99%
Google, Inc. Web Portals/Internet Service Providers	1.98%
Western Refining, Inc. Oil Refining & Marketing	1.90%
Halliburton Co. Oil - Field Services	1.80%
United Rentals, Inc. Rental Auto/Equipment	1.77%
Total Top 10 Equity Holdings	22.36%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2014

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Holmes Macro Trends Fund

Management Team's Perspective

Introduction

The Holmes Macro Trends Fund (MEGAX) invests in companies with good growth prospects and strong positive earnings momentum. The fund's primary objective is to seek long-term capital appreciation.

Performance Graph

Holmes Macro Trends Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
Holmes Macro Trends Fund	(0.78)%	22.41%	13.61%	6.23%
S&P Composite 1500 Index	7.02%	24.69%	19.14%	8.07%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Holmes Macro Trends Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

In the first half of 2014, the U.S. economy sent confusing, mixed signals. First quarter GDP contracted 2.1 percent, but this was almost entirely due to an unusually severe winter, which disrupted a considerable amount of activity. Another factor that also negatively influenced the first quarter was a late Easter, which pushed some consumer spending into April. However, there was a solid bounce back in the second quarter at 4.0 percent, and GDP growth is estimated at 3 percent or better for the remainder of the year.

After a weak March and April, global manufacturing indicators bounced back in recent months, suggesting a positive economic environment and tailwind for cyclical sectors of the economy. The automotive sector has been a bright spot, with annualized sales in June of almost 17 million vehicles, the best showing since 2006.

The Federal Reserve began tapering its quantitative easing (QE) program in December 2013, reducing the original $85 billion a month in Treasuries and mortgage-backed securities purchases by $10 billion at each subsequent Federal Open Market Committee (FOMC) meeting. The Fed is on track to complete its tapering at the FOMC meeting on October 29, 2014. A mini-crisis would probably be necessary to disrupt that schedule.

Central banks around the world are likewise back in easing mode. The Bank of Japan has been particularly aggressive. Its QE program is almost as large as the Fed's but in a much smaller economy. In a historic move, the European Central Bank (ECB) recently moved interest rates into negative territory in an attempt to stimulate eurozone lending.

Inflation in developed economies and the U.S. is not really a concern in the short term, as it has consistently stayed below 2 percent. The global trend for inflation also remains low, which allows global central bankers to comfortably maintain pro-growth policies.

Investment Highlights

Overview

The Holmes Macro Trends Fund fell 0.78 percent over the past six months, underperforming its benchmark, the S&P Composite 1500 Index, which returned 7.02 percent. Overall, smaller companies and growth-oriented stocks underperformed during the first half of 2014, reversing the trend from the second half of 2013. The fund's greater exposure to smaller and more growth-oriented companies than the benchmark has been the primary driver of underperformance.

Holmes Macro Trends Fund

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Stock selection was strong in materials, energy and consumer discretionary sectors.

•  The fund's underweight positions in consumer staples and telecommunications were beneficial as those sectors of the market underperformed.

•  Continental Resources, Inc.,(1) Westlake Chemical Corp.(2) and Skyworks Solutions, Inc.(3) were among the best positive contributors to fund performance.

Weaknesses

•  Stock selection within the technology sector was the primary driver of underperformance.

•  Cash and defensive option strategies were a drag on performance as the market rallied strongly.

•  Investments in Chicago Bridge & Iron Co. N.V.,(1) Pacific Stone Tech., Inc.(4) and Tableau Software, Inc.(1) failed to live up to expectations and were among the worst contributors to the fund's performance.

Current Outlook

Opportunities

•  The global economy remains in the midst of a synchronized recovery, which bodes particularly well for cyclical and growth sectors. We believe the global growth outlook remains strong as developed world monetary policy remains very supportive.

•  Corporate cash levels continue to remain high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

Threats

•  We believe Europe remains the largest wildcard. Without coordinated policy actions, there could be risk of falling back into recession. China's leaders appear comfortable with slower growth. The Asian country has been a significant driver of global growth over the past decade, and if this is an era for new government policy, it puts global growth at risk.

Holmes Macro Trends Fund

•  The market has been on an unusually long, almost uninterrupted winning streak for the past 18 months. A short-term correction would not be a surprise at this point.

•  Deep value and price reversals led the market in 2012 and early 2013. If this trend were to reemerge, as it did during this past March through May, it would be a threat to relative performance.

(1)The fund did not hold this security as of 06/30/14.

(2)This security comprised 2.26% of the fund's total net assets as of 06/30/14.

(3)This security comprised 1.81% of the fund's total net assets as of 06/30/14.

(4)This security comprised 1.75% of the fund's total net assets as of 06/30/14.

Holmes Macro Trends Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Biogen Idec, Inc. Medical - Biomedical/Gene	3.34%
Tesla Motors, Inc. Automotive - Cars & Light Trucks	2.77%
Eagle Materials, Inc. Building Products - Cement/Aggregates	2.72%
Apple, Inc. Computers	2.68%
Facebook, Inc. Internet Content - Entertainment	2.59%
Old Dominion Freight Line, Inc. Transportation - Truck	2.45%
The Priceline Group, Inc. E-Commerce/Services	2.31%
Westlake Chemical Corp. Chemicals - Diversified	2.26%
Google, Inc. Web Portals/Internet Service Providers	2.25%
Western Refining, Inc. Oil Refining & Marketing	2.17%
Total Top 10 Equity Holdings	25.54%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2014

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund

Management Team's Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph

Global Resources Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	10.68%	19.80%	12.06%	11.01%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	11.08%	20.56%	n/a	n/a	7.17%
S&P 500 Index	7.13%	24.60%	18.80%	7.77%	16.35%
Morgan Stanley Commodity Related Equity Index	15.15%	32.36%	13.94%	13.04%	9.12%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Energy and materials stocks outpaced the broader market in the first half of 2014, reversing underperformance in the prior year. Generous liquidity, benign market volatility and stubbornly low U.S. government interest rates fueled the S&P 500 Index to an all-time high of 1,962 in June, nearing the key 2,000 level. Moreover, the Morgan Stanley Commodity Related Equity Index finished the period at the highest level since April 2011, gaining 15 percent in the first half of the year despite slower growth in China, the main source of commodity demand.

Increasingly, global commodity prices have been influenced by supply disruptions rather than the dramatic demand pull from emerging markets that we witnessed in the previous decade. Global oil prices were buoyed by unrest in Iraq that threatened supply. Accordingly, the price of West Texas Intermediate (WTI) crude oil climbed 7 percent to above $100 per barrel from the beginning of the year. Indonesian government policy influenced the price of nickel, which reached two-year highs, as exports of the metal were banned until further investment in the country is made for smelting and downstream value-added products. Conversely, Japan's decision to delay the startup of its nuclear reactors negatively affected uranium prices, which fell 18 percent to $28 per pound in the period, their lowest level since 2005.

Investment Highlights

Overview

For the six months ended June 30, 2014, the Investor Class of the Global Resources Fund gained 10.68 percent and the Institutional Class gained 11.08 percent, underperforming the fund's benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), which returned 15.15 percent.

Because the fund is actively managed and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year-to-year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Natural gas and WTI crude oil prices increased in the period. Moreover, the oil- and gas-related equities held by the fund outperformed the benchmark due in part to robust oil shale exposure. Goodrich Petroleum Corp.,(1) Sanchez Energy Corp.(2) and Anadarko Petroleum Corp.(3) were key contributors.

Global Resources Fund

•  An underweight allocation to food stocks proved accretive to fund performance in the first half of 2014 compared to the benchmark, as this sub-sector in the benchmark was down.

•  Prices for industrial metals rallied on the London Metals Exchange in the six-month period. Additionally, the fund's holdings in base metals outperformed the benchmark. Alcoa, Inc.(4) and Sherritt International Corp.(5) contributed positively to fund performance.

•  The fund's precious metals portfolio, including Mandalay Resources Corp.(6) and Gran Colombia Gold Corp.,(7) outperformed as the price of gold gained 10 percent in the January to June period.

Weaknesses

•  The market's preference for large-capitalization resource stocks weighed on returns in the period, particularly for equities listed on the London AIM Exchange. Africa Oilfield Logistics Ltd.,(8) Sable Mining Africa Ltd.(9) and Agriterra Ltd.(10) negatively impacted performance relative to the benchmark.

•  Clean renewable energy equities underperformed the benchmark during the January to June period, partially due to volatile performance for growth and technology stocks. JinkoSolar Holding Co., Ltd.,(11) Canadian Solar, Inc.(11) and Trina Solar Ltd.(11) negatively affected performance.

•  An allocation to transportation equities related to the shipping of iron ore and crude oil negatively influenced fund performance. Star Bulk Carriers Corp.(11) and Tsakos Energy Navigation Ltd.(11) were notable laggards.

Current Outlook

Opportunities

•  The International Energy Agency has reported that global oil demand will rise at the fastest pace in five years, climbing 1.5 percent to a record 94.1 million barrels per day in 2015. The dramatic increase is primarily the result of China and other emerging market growth.

•  Through recent press releases, Indonesian Economic Minister Chairul Tanjung has implied that an agreement has been reached between the government and Freeport-McMoRan Copper & Gold, Inc.(12) The ongoing export disputes over copper concentrates at Grasberg, which have dropped Freeport's main asset production to roughly 40 percent of its nominal capacity over the last two quarters, may soon be at an end.

•  Corporación Nacional del Cobre de Chile,(11) also known as Codelco, a Chilean mining company, is likely to cancel shipments of around 10,000 tonnes of refined copper due to problems in its new Ministro Hales mine. Totaling roughly 3 percent of its 2014 contracted term shipments to China, the cancelled orders will likely lead

Global Resources Fund

Chinese importers to purchase spot refined copper on international markets. The result would be supportive for copper prices, which have already risen more than 10 percent since March.

•  Heading into the second half of the year, domestic economic growth appears to be accelerating from a weather-induced first quarter slowdown. Job growth continues to advance, which should be supportive for demand and money flows into the commodity complex, particularly given this environment of ample global liquidity. Additionally, we believe the secular long-term trend of urbanization in China and other emerging market countries remains intact and should continue to support per-capita commodity consumption well into the next decade.

•  We have enhanced our proprietary quantitative factor model to quickly and dynamically adapt to market forces and changes in a company's financial value drivers. The model focuses on three key factors of growth in revenue, cash flow and dividend income per share, in addition to other bottom-up statistics and top-down analysis.

Threats

•  Noncommercial speculative positions in the oil futures market now stand near the highest level on record. If this unwinds abruptly, it could materially weaken near-term oil prices.

•  News of increased supply coming out of Libya and new pipelines in the U.S. has created a negative forecast on oil prices through the rest of the year. Futures weakened as a result of the news of increased supply.

•  Old and decrepit highways in southern Texas and North Dakota are hindering thousands of 18-wheel trucks. The crumbling roads threaten billions of dollars of investments in oil production in the U.S.

(1)This security comprised 1.46% of the fund's total net assets as of 06/30/14.

(2)This security comprised 1.93% of the fund's total net assets as of 06/30/14.

(3)This security comprised 2.66% of the fund's total net assets as of 06/30/14.

(4)This security comprised 2.45% of the fund's total net assets as of 06/30/14.

(5)This security comprised 1.50% of the fund's total net assets as of 06/30/14.

(6)This security comprised 0.99% of the fund's total net assets as of 06/30/14.

(7)This security comprised 3.20% of the fund's total net assets as of 06/30/14.

(8)This security comprised 2.27% of the fund's total net assets as of 06/30/14.

(9)This security comprised 0.84% of the fund's total net assets as of 06/30/14.

(10)This security comprised 0.52% of the fund's total net assets as of 06/30/14.

(11)The fund did not hold this security as of 06/30/14.

(12)This security comprised 0.13% of the fund's total net assets as of 06/30/14.

Global Resources Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Pacific Infrastructure Ventures, Inc. Real Estate Operating/Development	2.93%
Devon Energy Corp. Oil Companies - Exploration & Production	2.72%
Anadarko Petroleum Corp. Oil Companies - Exploration & Production	2.66%
Bellatrix Exploration Ltd. Oil Companies - Exploration & Production	2.49%
Alcoa, Inc. Metal - Aluminum	2.45%
Schlumberger Ltd. Oil - Field Services	2.36%
Africa Oilfield Logistics Ltd. Oil Companies - Exploration & Production	2.27%
Baker Hughes, Inc. Oil - Field Services	2.27%
Franco-Nevada Corp. Gold/Mineral Royalty Companies	2.21%
Royal Gold, Inc. Gold Mining	2.18%
Total Top 10 Equity Holdings	24.54%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2014

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Management Team's Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

Performance Graphs

World Precious Minerals Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	29.88%	23.17%	(5.09)%	3.98%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	29.55%	23.29%	n/a	n/a	(12.45)%
S&P 500 Index	7.13%	24.60%	18.80%	7.77%	16.35%
NYSE Arca Gold Miners Index*	24.50%	8.09%	(6.82)%	1.84%	(11.36)%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	27.83%	15.69%	(4.59)%	6.09%
S&P 500 Index	7.13%	24.60%	18.80%	7.77%
FTSE Gold Mines Index*	20.63%	10.20%	(9.33)%	0.89%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

Gold posted back-to-back gains over the last two quarters, a rally not witnessed since 2011. In addition, gold prices climbed 10 percent year-to-date, topping most asset classes and leaving behind their worst yearly decline since 1981, in what marked a very turbulent 2013. The outlook remains positive as China's Purchasing Managers Index expanded in June for the first time in six months, posting its highest reading since November 2013 after policymakers continued to implement targeted accommodative policies.

Precious Metals and Minerals Funds

Total assets of the Federal Reserve's balance sheet have surpassed $4 trillion, a previously inconceivable size. Not surprisingly, Fed Chairwoman Janet Yellen announced that interest rates will remain low for an extended period of time, disregarding obvious signs of rising inflation as noise.

In "Chindia," domestic demand for gold has exceeded global production, according to Bloomberg's Ken Hoffman. His research indicates that China is consuming gold at a rate of 5.15 million ounces per month, while India is consuming 2.85 million ounces per month at the current import-tariff reduced rate. Thus, Chindia's total consumption is 8 million ounces per month, or 560,000 ounces higher than the estimated 7.44 million ounces per month global mine output.

On a not-so-positive note, a new report by SNL Metals & Mining, coming in at a modest 538 pages, concluded that the cost of building a new mine has increased significantly over the last decade, from $560 per ounce of production capacity in 2004 to more than $2,300 per ounce last year. To make matters worse, SNL analysts argue that curtailment in capital spending since 2013 will take at least until 2015 to reverse the rising trend as current forecasts show costs will balloon to $2,400 per ounce this year. Recent estimates also show that current replacement cost in the industry is $1,500 per ounce.

Investment Highlights

For the six months ended June 30, 2014, the World Precious Minerals Fund Investor Class rose 29.88 percent and the Institutional Class gained 29.55 percent. The fund's benchmark, the NYSE Arca Gold Miners Index, rose 25.28 percent on a total return basis. The strategy of the World Precious Minerals Fund favors junior (exploration and development) stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer time periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than exploring for new mining projects with capital-constrained budgets. Small capitalization stocks, having less access to capital in turbulent markets when investor confidence is lower, underperformed in the prior year. This trend reversed in 2014, however, perhaps signaling a shift in the hierarchy back to more normal markets where small capitalization stocks tend to outperform the biggest companies in the industry.

The Gold and Precious Metals Fund gained 27.83 percent for the six-month period, outperforming its benchmark, the FTSE Gold Mines Index, which rose 21.38 percent on a total return basis. While focusing on established, gold-producing companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark. The fund strongly outperformed its benchmark in the first half of the year as the senior gold mining companies focused on mergers and acquisitions

Precious Metals and Minerals Funds

(M&As) and divestitures, while a large number of mid-tier stocks focused on operational efficiency to increase margins.

Both funds maintained a defensive investment position throughout much of the past year with higher-than-average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, the funds employed a number of rolling call option positions that helped hedge the funds' benchmark risks and provide optionality to upswings in gold stocks.

Spot gold finished the period at $1,327.32 per ounce, up $121.67, or 10.09 percent, for the six-month period. The S&P 500 Index posted a positive return of 7.13 percent, the U.S. Trade Weighted Dollar Index declined 0.32 percent and the yield on a 90-day Treasury bill finished the period at 0.02 percent.

Strengths

•  MAG Silver Corp.(1) was the largest contributor to performance for the World Precious Minerals Fund. The company rose approximately 83 percent for the six-month period after it announced an upward revision to its resource at its Juanicipio property. Most importantly, the company introduced a new "deep zone" underlying its existing resource, which bolstered tonnages significantly. The incorporation of the new resource could add five years of high-margin production without additional upfront capital.

•  Detour Gold Corp.,(2) the best performer in the Gold and Precious Metals Fund, posted significant gains for the period following a succession of positive news. The biggest factor supporting the stock price appreciation was the release of a new life of mine plan emphasizing the large scale and competitive cost structure that the asset should ultimately deliver. The company also benefited from a series of takeover offers by major mining companies for Osisko Mining Corp.,(3) a company with similar characteristics, which highlighted Detour's cheap valuation and potential as the next takeover target.

•  Underweighting Barrick Gold Corp.(3) relative to the respective benchmarks contributed to outperformance for both of the funds. Barrick Gold was a laggard in the sector, weighing heavily in the performance of the benchmarks, as it failed to convince investors that its portfolio optimization strategy would be sufficient to turn around the struggling miner. The company was also tied to a failed merger attempt with Newmont Mining Corp.,(4) which investors did not perceive positively.

Weaknesses

•  Sable Mining Africa Ltd.(5) was the worst performer in the World Precious Minerals Fund. The development company published a positive upgrade to its Nimba Iron Ore Project resource in the Republic of Guinea, which was tarnished by news that the company has not yet been successful in negotiating an agreement with the

Precious Metals and Minerals Funds

neighboring Republic of Liberia to develop an end-to-end logistics solution that will allow the company to export its ore via a Liberian port. The company continues to work closely with the governments of the two countries to find an export logistics solution.

•  Alamos Gold, Inc.(6) was the worst performer for the Gold and Precious Minerals Fund. The company reported disappointing 2013 fourth-quarter production and issued production guidance for 2014 at the lower end of analysts' estimates. The disappointing forecast is a result of the company's Mulatos Mine transitioning away from its high-grade zones earlier than anticipated. Furthermore, the company's development project at Kirazli has faced permitting and construction decision delays that also contribute to production uncertainty.

•  Underweighting Goldcorp, Inc.(7) relative to the respective benchmarks was a drag on performance for both of the funds. Goldcorp was among the top senior performers for the six-month period after posting very strong year-on-year production growth and impressive cost reduction success. Goldcorp also ultimately walked away from an acquisition of Osisko Mining Corp.(3) that could have been potentially destructive to its corporate value.

Current Outlook

Opportunities

•  On March 20, 2014, spot gold recorded a golden cross when the 50-day moving average crossed above the 200-day moving average. A golden cross is traditionally associated with the breaking of a bear market trend and the beginning of a bull market, where the 200-day moving average becomes a support level in the rising market. Our analysis shows that, going back to 2000, a golden cross in gold has been historically followed by a 50 percent rally lasting 15 months on average.

•  Jefferies Chief Strategist David Zervos is of the opinion that the Fed's focus on driving real interest rates negative will continue simply because high real rates deter investments. "Just ask Japan," Zervos argues, "which lost two decades while experimenting with high interest rates." The Fed will instead raise nominal interest rates, but only when existing inflation can justify them. Keeping real interest rates flat or negative provides a strong footing for gold.

•  It is "time to nibble on gold stocks" according to Barrons Technical Analyst Michael Kahn. Numerous signs suggest that a decent rally is in the cards for gold, says Kahn, who argues that the extreme bearishness of this cycle will leave no sellers left. For the remainder of the year, Bank of America recommends that investors buy gold as the seasonality trade kicks in with Ramadan and the Indian wedding season. Historically, the period from July through August sees a demand boost stemming from religious festivities, which Bank of America believes could push gold past $1,400 this year.

Precious Metals and Minerals Funds

Threats

•  The gold surge can't sustain itself according to Donald Selkin, Chief Market Strategist at National Securities Corp. in New York. According to Selkin, the spike was caused by the Iraqi conflict and Fed Chairwoman Yellen's comments, which will fade as investors seek excitement in other areas of the market. As a matter of fact, hedge funds may hesitate from buying more gold, having raised their weighting on the metal earlier this year to their highest level since 2012.

•  In China, the nation's chief auditor discovered $15.2 billion in loans backed by falsified gold transactions, thus adding to the signs that the yellow metal may be used with other commodities in fraudulent financing deals. The revelation may spur a wave of gold sales as lenders seek to unwind gold-backed transactions to ensure their counterparties are not fraudulent.

•  Goldman Sachs' Head of Commodities Research Jeffrey Currie has reiterated his view that gold will fall to $1,050 by the end of the year, leading numerous analysts and investors to question his conclusions. According to Currie, gold's rally this year has been driven by unsustainable factors such as a weather-induced slowdown in the U.S., increased geopolitical tensions and Chinese credit concerns. According to Lawrence Williams, a Mineweb contributor, Currie has avoided making comments about the continued strength of Asian physical buying and the decided reversal of ETF redemptions, the two most important gold drivers of 2013.

(1)  This security comprised 2.69% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/14.

(2)  This security comprised 1.84% of the total net assets of the World Precious Minerals Fund and 4.92% of the Gold and Precious Metals Fund as of 06/30/14.

(3)  Neither fund held this security as of 06/30/14.

(4)  This security comprised 0.11% of the total net assets of the World Precious Minerals Fund and 0.12% of the Gold and Precious Metals Fund as of 06/30/14.

(5)  This security comprised 1.07% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/14.

(6)  This security comprised 0.06% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/14.

(7)  This security comprised 0.07% of the total net assets of the World Precious Minerals Fund and 0.07% of the Gold and Precious Metals Fund as of 06/30/14.

Precious Metals and Minerals Funds

World Precious Minerals Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Klondex Mines Ltd. Gold Mining	6.59%
Virginia Mines, Inc. Gold Mining	5.48%
Dundee Precious Metals, Inc. Gold Mining	3.15%
Pretium Resources, Inc. Gold Mining	3.06%
NGEx Resources, Inc. Gold Mining	2.94%
MAG Silver Corp. Silver Mining	2.69%
Comstock Mining, Inc. Gold Mining	2.11%
Detour Gold Corp. Gold Mining	1.84%
Lucara Diamond Corp. Diamonds/Precious Stones	1.67%
Platinum Group Metals Ltd. Platinum	1.60%
Total Top 10 Equity Holdings	31.13%

Portfolio Allocation by Industry*

Based on Total Investments  June 30, 2014

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Klondex Mines Ltd. Gold Mining	6.56%
Dundee Precious Metals, Inc. Gold Mining	5.13%
Detour Gold Corp. Gold Mining	4.92%
ETFS Palladium Trust Exchange-Traded Fund	3.59%
Comstock Mining, Inc. Gold Mining	3.56%
Newcrest Mining Ltd. Gold Mining	3.47%
SEMAFO, Inc. Gold Mining	3.26%
Royal Gold, Inc. Gold Mining	3.13%
ETFS Platinum Trust Exchange-Traded Fund	2.97%
Northern Star Resources Ltd. Gold Mining	2.49%
Total Top 10 Equity Holdings	39.08%

Portfolio Allocation by Industry*

Based on Total Investments  June 30, 2014

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund

Management Team's Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.(1)

Performance Graph

Emerging Europe Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
Emerging Europe Fund	(4.54)%	3.55%	5.24%	5.50%
S&P 500 Index	7.13%	24.60%	18.80%	7.77%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	0.36%	7.68%	9.55%	9.59%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Emerging Europe Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Russian intervention in Ukraine and the official annexation of Crimea have hijacked the region's headlines for the six-month period. Domestic issues such as high inflation and stagnant economic growth have been dismissed as President Vladimir Putin appeals to the Russian nationalistic spirit to rally support for further intervention in Ukraine. As a result of Western nations' threat to impose sanctions on the Russian economy, the local market sold off heavily into mid-March. It rallied back close to the year's highs, however, as Putin approached China to sign major gas supply contracts and Western nations failed to impose sanctions. Russian coffers were given a strong boost toward the end of the second quarter because of violent disputes in Iraqi territory, which caused oil prices to appreciate.

In the Czech Republic, the political news was rather quiet, leading to an uneventful period in which the local stock market traded within 5 percent of its starting value. Economically, the threat of disinflation closed in as Consumer Price Index (CPI) numbers fell from 1.4 percent at the end of last year to a low of 0.1 percent in May. This negative news contrasted with a very strong series of economic releases that allowed the country's central bank to maintain rates at 0.05 percent. Over the six-month period, industrial output, retail sales, trade balance and GDP readings handsomely beat expectations, thus proving that the currency devaluation implemented last year has had the expected positive impact on the economy.

In Poland, the local stock market also traded within a tight, narrow band as slightly weaker than expected economic data was balanced by improving numbers out of the eurozone, the country's main trading partner. The country is also facing threats of disinflation as the Producer Price Index and the CPI decreased to zero at the end of the period. On a positive note, the country will once again be the biggest recipient of structural funds in the next multiyear European Union (EU) budget from 2014 to 2020. Poland has kept pushing ahead with reforms in a way that Germany and France have not, and it appears as if it can continue to outperform its peers in terms of economic growth.

In Hungary, the aggressive monetary easing program continued, bringing benchmark rates down to 2.30 percent from 5.75 percent at the beginning of 2013. The lowering of rates has spurred a strong economic recovery, resulting in industrial production growth in excess of 10 percent and GDP growth of 3.50 percent. The local market, however, has underperformed the region as the courts approach the deadline to rule over the losses resulting from foreign exchange mortgages on thousands of borrowers. Local banks, which make up the largest weighting in the index, have underperformed as it is expected the courts' ruling would impose a heavy portion of the losses on their balance sheets.

Emerging Europe Fund

Turkey is the greatest outperformer in the region over the period. Although inflation continues to rise beyond the Central Bank of Turkey's target, the local market appreciated 17 percent as GDP and economic data measuring industrial production encouraged investors. More importantly, the country has profited from the increase in oil production from Kurdistan, which travels through Turkish pipelines for export to avoid confiscation by the Iraqi government.

The Greek market also outperformed for the period in review as borrowing rates decreased dramatically, following the European Central Bank's announcements reiterating its commitment to Greece. Domestically, manufacturing data showed an expansionary trend for the first time since 2011, while retail sales and GDP data showed a positive trend. Toward the end of the period, the country's stock market gave back some of its outperformance as the most recent EU economic data weakened, thus triggering a flight to safety that left Greece exposed to undue selling pressure.

Investment Highlights

Overview

For the six months ended June 30, 2014, the fund declined 4.54 percent, while the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return) rose 0.36 percent.

Greece, the Czech Republic, Poland and Turkey outperformed the benchmark index, while Hungary and Russia underperformed. On a sector basis, industrials, materials, utilities and consumer discretion were the best-performing sectors, while health care, consumer staples, financials, telecommunications and energy underperformed.

Strengths

•  Stock selection within the health care sector had the largest positive effect on the performance of the fund relative to the benchmark. The fund's holdings of Shire plc,(2) which has turned down numerous takeover bids, contributed significantly to the performance of the fund in this sector.

•  The fund's holdings of Canadian-listed companies with operations in emerging Europe, such as Dundee Precious Metals, Inc.(3) in the materials space and Bankers Petroleum Ltd.(4) in the energy sector, outperformed the benchmark and its respective sectors.

•  The fund's overweight position in MMC Norilsk Nickel OJSC,(5) the fund's top contributing stock, added positively to performance relative to the benchmark.

Emerging Europe Fund

Weaknesses

•  Russian stocks had the largest negative impact on the fund's performance. Following the Russian annexation of Crimea and the threat of Western sanctions against the federation, the Russian stock market sold off dramatically. The fund reduced its exposure to the country, thus selling a number of holdings at a loss.

•  The fund's underweight position in the energy sector had a negative effect on the fund's performance. The energy weighting in the benchmark index is mostly represented by Russian companies, which the fund actively sought to avoid. The companies in this sector rallied toward the end of the six-month period as oil prices rose due to speculation that increasing violence in Iraq could result in a supply disruption from the Middle East.

•  One of the fund's worst performers for the period was Sberbank of Russia.(6) Sberbank is one of the benchmark's top holdings.

Current Outlook

Opportunities

•  In a recently published outlook, Morgan Stanley economists downgraded their prospects for emerging markets growth. However, 2014 growth prospects for Poland, Hungary and the Czech Republic were revised up. The bank's economists argue that these countries are experiencing more broad-based growth across domestic and external demand, with external demand in these countries continuing to benefit from an upgraded growth outlook for the eurozone, their main trading partner.

•  Since the collapse of communism, Poland has seen its economy grow more rapidly than any other country in the European Union (EU), as shown in a special report by The Economist. Solid economic performance has given Poland extra weight in the EU, both economically and politically. In reality, Poland fought harder than its Eastern peers against corruption, especially in public procurement, as a means to attain EU's Structural Funds, which the country has used admirably to benefit the economy. As a result, the EU rewarded Poland by making it the biggest recipient of its funds – a whopping $139 billion – between 2007 and 2013. The country will once again get the biggest chunk in the next multiyear budget from 2014 to 2020. Poland has kept pushing ahead with reforms in a way that Germany and France have not, and by the looks of it, it can continue to outperform its peers when it comes to economic growth.

•  Mergers and acquisitions (M&As) of European companies by U.S. counterparts have exceeded $100 billion year-to-date, surpassing 2013. According to JP Morgan analysts, the wave of transactions is driven by four key points: (1) accelerating economic growth in Europe; (2) unprecedented levels of U.S. corporate cash kept overseas; (3) lower corporate tax rates, inviting companies to relocate; and (4) cheap European valuations. Case in point: Alcoa, Inc.,(6) the largest U.S. aluminum

Emerging Europe Fund

producer, agreed to buy U.K. aerospace-components maker Firth Rixson(6) for about $2.85 billion, seeking to profit from Rixson's growth opportunities over the next three years.

Threats

•  Russia's significant dependence on Ukraine for gas exports has long been a source of friction between the two countries. As a result, Russia has been diversifying its supply options through the South Stream pipeline. With recent developments, the annexation of Crimea may prove to be crucial for lowering the astronomical costs of the project as both depths and distances could be reduced substantially. Annexing Crimea may also offer Russia access to the major part of the explored offshore gas deposits and prospective hydrocarbon resources in the Black Sea.

•  Foreign direct investment flows to Russia will fall to half of last year's level in 2014 as the conflict with Ukraine prompts companies to delay expansion, according to the Vienna Institute for International Economic Studies. Russian foreign direct investment is expected to fall to $41 billion, the steepest decline in all of Eastern Europe. On a good note, the 11 Eastern EU members will attract €21.6 billion this year, nearly doubling the inflows recorded in 2013.

•  BTIG Technical Strategy is recommending taking profits in Russia. In their recent Global Technical Strategy, they argue for the Russian Trading Systems Index to roll over after another week or two of positive follow-through. According to the report, resistance is now in-line and remains in a long-term downtrend despite a 40 percent gain from its March low. BTIG believes overbought conditions may finally catch up with Russian equities, leading them into a correction phase.

•  Subsequent to June 30, 2014, and following fresh economic sanctions against Russia by the United States and other countries, the Emerging Europe Fund no longer has exposure to the country. Also, MSCI Inc. has announced that it will introduce indices that exclude Russia. These include the MSCI ACWI ex-Russia and the MSCI Emerging Markets ex-Russia. With sources of debt financing all but eliminated, and with active managers rushing through the exits, the news by MSCI Inc. is the latest blow to the Russian market. MSCI Inc. gauges are tracked by passive investors managing about $9 trillion, thus leading to drastic reallocation of passive funds out of Russia, and completing the triage for fund outflows.

(1)  The following countries are considered to be in the emerging Europe region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

(2)  This security comprised 1.92% of the fund's total net assets as of 06/30/14.

(3)  This security comprised 1.42% of the fund's total net assets as of 06/30/14.

(4)  This security comprised 1.25% of the fund's total net assets as of 06/30/14.

(5)  This security comprised 3.21% of the fund's total net assets as of 06/30/14.

(6)  The fund did not hold this security as of 06/30/14.

Emerging Europe Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Erste Group Bank AG Commercial Banks - Non US	5.64%
Powszechna Kasa Oszczednosci Bank Polski S.A. Commercial Banks - Non US	4.56%
Komercni Banka A.S. Commercial Banks - Non US	3.83%
Tofas Turk Otomobil Fabrikasi A.S. Automotive - Cars & Light Trucks	3.41%
Turkcell Iletisim Hizmetleri A.S. Cellular Telecommunication	3.29%
MMC Norilsk Nickel OJSC Metal - Diversified	3.21%
Turkiye Garanti Bankasi A.S. Commercial Banks - Non US	3.07%
Powszechny Zaklad Ubezpieczen S.A. Property/Casualty Insurance	2.86%
Turkiye Sinai Kalkinma Bankasi A.S. Finance - Investment Banker/Broker	2.74%
Energa S.A. Electric - Distribution	2.74%
Total Top 10 Equity Holdings	35.35%

Country Distribution*

Based on Total Investments  June 30, 2014

*  Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund

Management Team's Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance  For the Periods Ended June 30, 2014

	Six Month	One Year	Five Year	Ten Year
China Region Fund	(1.93)%	10.60%	2.88%	6.47%
Hang Seng Composite Index	(0.01)%	15.13%	7.43%	10.83%
MSCI All Country Far East Free ex Japan Index*	3.73%	12.77%	8.75%	8.59%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

China Region Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Six months into 2014, China's economic policymakers have apparently progressed along the path set forth at the Third Plenary of the 18th Party Congress in November 2013, allowing the market to play a more decisive role in allocating resources. Since inauguration of the new administration in March 2013, the central government has either eliminated or delegated over 400 items which previously required administrative approval. The government is also expected to unfurl roadmaps to reform state-owned enterprises in terms of ownership and management incentives. A pilot program was announced to allow mutual access for investors participating in both Shanghai and Hong Kong exchanges, effective in October 2014.

Seemingly comfortable with gradualist measures and targeted approaches in addressing growth challenges year-to-date, Premier Li Keqiang emphasized repeatedly on various occasions that China will not resort to 2009-style stimulus policy again. Selective easing was implemented in the form of sector-specific cuts in the bank reserve ratio and definition relaxation of the loan-deposit ratio. As a result, the HSBC China Manufacturing PMI staged a cyclical improvement to 50.7, its highest since November 2013. However, GDP growth slowed from 7.7 percent year-over-year in 2013 to 7.5 percent in the second quarter.

China's national anti-corruption campaign intensified, with 16 party officials of at least provincial or ministerial level disciplined in the first half of 2014. The roster size was equivalent to all of 2013, culminating in the expulsion of a retired vice chairman on the central military commission. Investor sentiment towards luxury goods makers and even Macau-based casino operators deteriorated as a result.

On the anti-pollution front, China passed new environmental laws in late April, the first such revision of environmental legislation since 1989, pressing more severe punishments such as unlimited fines and actual jail time for polluters. Environmental protection is set to become a government policy priority in the 13th Five-Year Plan to be drafted later this year. The fund is overweight in clean energy companies.

The U.S. Federal Reserve officially started tapering its quantitative easing (QE) program in December 2013, removing market uncertainty. With the stabilization of the Indonesian current account deficit in the first quarter, both equity markets and local currencies in Southeast Asia overall recovered, despite interim volatilities driven by a military coup in Thailand and parliamentary and presidential elections in Indonesia.

China Region Fund

Investment Highlights

Overview

For the six months ended June 30, 2014, the China Region Fund declined 1.93 percent, underperforming the benchmark Hang Seng Composite Index (HSCI), which declined 0.01 percent in total return.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund benefited from country diversification. Investment allocation to South Korea made the most positive contribution to performance against the benchmark for the period.

•  Industry allocation to technology was the largest alpha generator for the fund, given its top performance within the benchmark and the fund's overweight position throughout the period.

•  E-Commerce China Dangdang, Inc.,(2) Paradise Co. Ltd.(3) and Tencent Holdings Ltd.(4) finished the period as the top three positive contributors to fund performance.

Weaknesses

•  Country allocation to China and Hong Kong overall was less than satisfactory, as stock winners failed to offset losers for the period.

•  Industry allocation to energy and industrials proved most unsuccessful for the fund, as stock selections therein underperformed.

•  Investments in Biostime International Holdings Ltd.,(5) Great Wall Motor Co., Ltd.(5) and Sa Sa International Holdings Ltd.(5) were among the most significant detractors from fund performance.

•  Bullish option strategies detracted from fund performance in a volatile and declining market for the first half.

Current Outlook

Opportunities

•  August marks the height of earnings report season for Chinese technology companies. Solid growth and robust fundamentals of mobile Internet bellwethers

China Region Fund

might attract more investors. The imminent initial public offering (IPO) of Alibaba Group Holding Ltd.(5) should keep investor sentiment buoyant toward the Internet space.

•  Now that two former national leaders have been disciplined on corruption charges, Chinese policymakers can finally refocus their efforts on economic growth. Distressed and neglected commodity sectors such as industrial and precious metals should benefit from a potential reflation cycle.

•  Easier mortgage lending and looser home purchase restrictions should help Chinese property developers rebound from depressed levels.

Threats

•  Government policy uncertainty continues to rise in post-election Indonesia, junta-controlled Thailand and inflation-encumbered Philippines. This has strengthened global investing in China and Hong Kong, which threatens regional liquidity rotation out of Southeast Asian markets.

•  A growing preference of e-commerce over more conventional methods of shopping has cut into name brands' business, significantly diminishing mass consumer sector growth in areas such as infant foods and diapers.

•  Investor expectations for Macau casino operators could be dampened due to unexpected declines in mass market segment growth in July.

(1)  The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

(2)  This security comprised 0.72% of the fund's total net assets as of 06/30/14.

(3)  This security comprised 1.62% of the fund's total net assets as of 06/30/14.

(4)  This security comprised 4.56% of the fund's total net assets as of 06/30/14.

(5)  The fund did not hold this security as of 06/30/14.

China Region Fund

Top 10 Equity Holdings Based on Net Assets  June 30, 2014

Hutchison Whampoa Ltd. Diversified Operations	4.68%
Tencent Holdings Ltd. Internet Application Software	4.56%
China Everbright International Ltd. Alternative Waste Technology	2.80%
Huadian Fuxin Energy Corp., Ltd. Electric - Generation	2.71%
China Construction Bank Corp. Commercial Banks - Non US	2.50%
YY, Inc. Internet Content - Information/Network	2.45%
Bank of China Ltd. Commercial Banks - Non US	2.41%
Qihoo 360 Technology Co., Ltd. Internet Security	2.36%
PetroChina Co., Ltd. Oil Companies - Integrated	2.24%
Techtronic Industries Co., Ltd. Machine Tools & Related Products	2.17%
Total Top 10 Equity Holdings	28.88%

Country Distribution*

Based on Total Investments  June 30, 2014

*  Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

Expense Example (unaudited)  June 30, 2014

As a shareholder of the funds, you incur two types of costs: (1) direct or transactional costs, including small balance and short-term trading (redemption) fees; and (2) indirect or ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

•  Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

•  Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small balance or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)  June 30, 2014

Six Months Ended June 30, 2014	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
U.S. Government Securities Ultra-Short Bond Fund
Based on Actual Fund Return	$1,000.00	$1,001.90	$1.29
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,023.51	$1.30
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,025.20	$2.26
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.56	$2.26
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$1,023.00	$11.19
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.74	$11.13
Holmes Macro Trends Fund
Based on Actual Fund Return	$1,000.00	$992.20	$10.13
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.63	$10.24
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,106.80	$7.47
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.70	$7.15
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,110.80	$4.66
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.38	$4.46
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,298.80	$11.17
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.08	$9.79
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,295.50	$8.82
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.11	$7.75
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$1,278.30	$10.79
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.32	$9.54
Emerging Europe Fund
Based on Actual Fund Return	$1,000.00	$954.60	$10.95
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.59	$11.28
China Region Fund
Based on Actual Fund Return	$1,000.00	$980.70	$12.33
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,012.35	$12.52

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' Investor Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2014, were 0.26%, 0.45%, 2.23%, 2.05%, 1.43%, 1.96%, 1.91%, 2.26% and 2.51%, respectively, for the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds. The funds' Institutional Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2014, were 0.89% and 1.55%, respectively, for the Global Resources and World Precious Minerals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the period, then divided by 365 days in the current fiscal year.

U.S. Government Securities Ultra-Short Bond Fund

Portfolio of Investments (unaudited)  June 30, 2014

United States Government and Agency Obligations 98.70%	Coupon Rate	Maturity Date	Principal Amount	Value
Federal Farm Credit Bank 41.66%
Discount Note:
Yield	0.01%	07/01/14	$10,000,000	$10,000,000
Fixed Rates:
	1.27%	12/18/17	1,310,000	1,305,748
	1.87%	12/26/18	5,000,000	5,031,445
	1.92%	01/14/19	5,000,000	5,030,925
Variable Rates:
	0.21%	07/16/14	2,200,000	2,200,080
	0.10%	03/30/15	5,000,000	4,999,075
				28,567,273
Federal Home Loan Bank 48.85%
Discount Notes:
Yield	0.04%	07/01/14	5,000,000	5,000,000
Yield	0.04%	07/02/14	5,000,000	4,999,994
Yield	0.06%	07/09/14	10,000,000	9,999,872
Fixed Rates:
	0.40%	07/02/14	1,000,000	1,000,009
	0.70%	07/22/16	4,400,000	4,401,404
	5.13%	03/10/17	1,000,000	1,109,996
	1.70%	07/26/18	3,000,000	3,013,218
	1.50%	03/08/19	4,000,000	3,978,768
				33,503,261
Tennessee Valley Authority 8.19%
Fixed Rates:
	6.25%	12/15/17	2,930,000	3,421,897
	1.75%	10/15/18	2,174,000	2,191,525
				5,613,422
Total Investments 98.70%				67,683,956
(cost $67,523,175)
Other assets and liabilities, net 1.30%				892,420
Net Assets 100%				$68,576,376

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds 89.85%	Coupon Rate	Maturity Date	Principal Amount	Value
Alabama 3.47%
Alabama State Public School & College Authority	5.00%	12/01/16	$290,000	$321,532
Bessemer, Alabama Electric Revenue, Refunding	3.10%	12/01/21	100,000	102,695
Bessemer, Alabama Water Revenue	4.00%	01/01/16	500,000	506,010
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%	06/01/15	90,000	91,521
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%	06/01/16	90,000	92,671
Mountain Brook City Board of Education Capital Outlay	4.00%	02/15/15	395,000	404,346
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%	09/01/15	600,000	632,370
				2,151,145
Alaska 0.51%
Alaska Municipal Bond Bank Authority, Prerefunded, Series A	4.00%	02/01/16	105,000	111,196
Alaska Municipal Bond Bank Authority, Unrefunded, Series A	4.00%	02/01/16	195,000	206,476
				317,672
Arizona 2.61%
Arizona Board of Regents Certificates of Participation, Series B	4.50%	06/01/16	200,000	215,476
Arizona State School Facilities Board Certificates of Participation, Series A-1	5.00%	09/01/17	325,000	343,200
Arizona State Transportation Board Excise Tax Revenue	5.00%	07/01/17	175,000	197,873
McAllister Academic Village LLC, Arizona State University Hassayampa Revenue, Refunding	5.75%	07/01/18	200,000	231,320
Page, Arizona, Pledged Revenue, Refunding	3.00%	07/01/16	350,000	361,186
University of Arizona Certificates of Participation, Series C	5.00%	06/01/22	260,000	270,475
				1,619,530
California 5.02%
California State, GO Unlimited	5.00%	03/01/32	300,000	319,608
California State, GO Unlimited	4.75%	03/01/34	205,000	213,827
California State, Refunding, Recreational Facility, GO Unlimited	5.00%	12/01/19	5,000	5,020
California State, Statewide Communities Development Authority, Enloe Medical Center Revenue, Series A	5.25%	08/15/18	340,000	394,696

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
California (cont'd)
Chaffey Community College District, GO Unlimited, Series C	5.00%		06/01/32	$300,000	$329,166
Delano, California Union High School District, GO Unlimited, Refunding, Series A	4.75%		02/01/17	200,000	218,448
Los Angeles Unified School District, Election 2004, Series H, GO Unlimited	5.00%		07/01/32	200,000	220,422
San Diego, California Community College District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.34	%(1)	05/01/15	300,000	298,959
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital	5.00%		02/01/18	350,000	390,516
Santa Clara Valley Transportation Authority, Refunding, Series A	5.00%		04/01/27	370,000	406,889
Santa Paula Schools Financing Authority, Santa Paula Elementary School District Revenue	4.25%		11/01/22	300,000	314,598
					3,112,149
Colorado 0.71%
Colorado Health Facilities Authority Revenue	5.00%		09/01/16	150,000	150,507
Denver, Colorado, Health & Hospital Authority, Healthcare Revenue, Series A	5.00%		12/01/16	265,000	287,933
					438,440
Connecticut 0.73%
Connecticut State Health & Educational Facilities Authority Revenue, Bridgeport Hospital, Series D	5.00%		07/01/19	395,000	453,488
District of Columbia 1.00%
District of Columbia Income Tax Revenue, Series A	5.25%		12/01/27	300,000	350,769
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%		10/01/16	250,000	271,845
					622,614
Florida 12.18%
Broward County, Florida School Board Certificates of Participation, Series A	5.00%		07/01/15	325,000	340,522
Cape Coral, Florida Gas Tax Revenue, Series A	4.00%		10/01/16	255,000	273,467

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Florida (cont'd)
Citizens Property Insurance Corp., Senior Secured, Coastal Account, Revenue, Series A-1	4.00%	06/01/18	$100,000	$110,222
Escambia County, Florida, Health Facilities Authority Revenue, Baptist Hospital, Inc. Project, Series A	5.00%	08/15/19	290,000	325,945
Florida Board of Education, GO Unlimited, Refunding, Series C	4.50%	06/01/28	300,000	312,639
Florida Gulf Coast University Financing Corp., Florida Capital Improvement Revenue, Series B	3.00%	02/01/16	365,000	379,206
Florida State Board of Education Lottery Revenue, Series A	4.00%	07/01/14	300,000	300,000
Florida State Board of Education Lottery Revenue, Series B	5.00%	07/01/26	100,000	112,583
Florida State Board of Governors Parking Facilities Revenue, Series A	3.00%	07/01/17	300,000	320,043
Florida State Department of Management Services Certificates of Participation	5.00%	08/01/24	340,000	389,803
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13%	10/01/17	300,000	339,816
Fort Pierce, Florida Stormwater Utilities Revenue	4.50%	10/01/17	255,000	264,455
Hillsborough County, Florida School Board, Refunding, Certificates of Participation	4.00%	07/01/19	100,000	106,717
Jacksonville Florida Special Revenue, Series C	5.00%	10/01/20	270,000	320,806
Lake County, Florida School Board Certificates of Participation, Series A	3.70%	06/01/15	400,000	412,440
Leesburg, Florida Capital Improvement Revenue Bonds, Refunding	5.00%	10/01/21	405,000	462,753
Margate, Florida Water & Sewer Revenue, Refunding	4.00%	10/01/19	250,000	265,785
Miami - Dade County, Florida Expressway Authority Toll System Revenue, Series A	5.00%	07/01/21	430,000	499,789
Miami - Dade County, Florida Water & Sewer Revenue System, Series A	4.00%	10/01/16	235,000	253,168
Orange County, Florida Tourist Development Tax Revenue, Refunding	5.00%	10/01/14	260,000	263,029
Orlando, Florida Community Redevelopment Agency Tax Increment Revenue, Downtown District, Series A	4.00%	09/01/17	325,000	348,423
Polk County, Florida School District Revenue	5.00%	10/01/17	215,000	236,440
Port St. Lucie, Florida, Southwest Annexation Special Assessment District No 1, Revenue, Series B	4.13%	07/01/17	25,000	26,380

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Florida (cont'd)
Reedy Creek, Florida Improvement District Utilities Revenue, Refunding, Series 2	5.00%	10/01/16	$300,000	$315,297
Saint Johns County, Florida Transportation Revenue, Refunding	5.00%	10/01/20	310,000	357,052
Volusia County, Florida School Board Sales Tax Revenue	4.20%	10/01/16	200,000	212,190
				7,548,970
Georgia 2.19%
Atlanta Development Authority Revenue	5.25%	07/01/22	500,000	500,285
Atlanta Downtown Development Authority	4.25%	12/01/16	250,000	267,412
Georgia State Municipal Electric Authority Revenue, Unrefunded	5.50%	01/01/20	135,000	146,679
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Anticipation Certificates	4.50%	08/01/17	150,000	166,113
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B	5.00%	07/01/18	250,000	274,118
				1,354,607
Guam 0.41%
Guam Education Financing Foundation Certificate of Participation, Series A	4.25%	10/01/18	250,000	255,412
Idaho 0.41%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Series A	5.00%	07/15/21	225,000	256,093
Illinois 9.12%
Aurora, Illinois, Series B, GO Unlimited	3.00%	12/30/15	200,000	207,330
Chicago Board of Education, Dedicated Revenues, Series F, GO Unlimited	5.00%	12/01/16	300,000	326,409
Chicago Board of Education, GO Unlimited	5.25%	12/01/19	300,000	343,959
Chicago, Illinois Sales Tax Revenue	5.50%	01/01/15	350,000	358,984
Chicago, Illinois, Direct Access Bond, Series E-1 B, GO Unlimited	4.00%	01/01/19	200,000	203,938
Chicago, Illinois, O'Hare International Airport Revenue, Gen - Third Lien, Series C	5.25%	01/01/23	250,000	289,260
Chicago, Illinois, Unrefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	165,000	169,056
City Colleges of Chicago, GO Unlimited	5.00%	01/01/17	115,000	124,966
Du Page County, Refunding, GO Unlimited	5.60%	01/01/21	440,000	506,277
Illinois Finance Authority, Refunding, Series A	5.00%	10/01/14	150,000	151,710

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Illinois (cont'd)
Illinois Finance Authority, Revenue, Refunding	5.00%	07/01/16	$390,000	$406,867
Illinois Regional Transportation Authority Revenue, Series A	7.20%	11/01/20	185,000	219,170
Illinois State Toll Highway Authority, Toll Highway Revenue, Series A	5.00%	01/01/16	200,000	209,388
Illinois State, Refunding, GO Unlimited	5.00%	01/01/16	300,000	319,470
Kaskaskia Community College District No. 501, GO Unlimited	5.75%	12/01/19	500,000	573,570
Lake & McHenry County, Fox Lake, Illinois, Debt Certificates, Series B	3.00%	11/01/19	265,000	273,305
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00%	01/01/17	570,000	605,483
Winnebago County Public Safety Sales Tax, Series A, GO Unlimited	5.00%	12/30/16	350,000	366,744
				5,655,886
Indiana 1.02%
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L	5.25%	01/01/33	305,000	324,062
Tippecanoe County, Indiana School Improvements	4.00%	01/15/15	300,000	306,138
				630,200
Iowa 1.00%
Johnston Community School District, GO Unlimited	4.00%	06/01/16	200,000	206,448
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Refunding, Series A	3.00%	09/01/19	400,000	415,328
				621,776
Kansas 0.76%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	450,000	471,532
Kentucky 1.17%
Bowling Green, Kentucky, GO Unlimited, Series B	4.00%	09/01/16	215,000	229,661
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A	5.25%	09/01/22	440,000	494,375
				724,036

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Louisiana 0.42%
Louisiana State, Citizens Property Insurance Corp., Revenue Bonds, Series B	5.00%	06/01/21	$245,000	$262,728
Massachusetts 0.95%
New Bedford, Massachusetts, State Qualified Municipal Loan, GO Limited	3.00%	03/01/15	345,000	351,448
Stoughton, Massachusetts Public Improvement, GO Limited	4.00%	05/01/17	225,000	237,530
				588,978
Michigan 5.24%
Detroit, Michigan Local Development Financing Authority, Refunding, Series A	5.38%	05/01/18	140,000	133,059
Detroit, Michigan Sewer Disposal Revenue, Refunding, Series C-1	5.25%	07/01/15	400,000	406,664
Detroit, Michigan Water Supply System Revenue, Series B	5.00%	07/01/16	430,000	433,569
Gibraltar, Michigan School District, Refunding, GO Unlimited	5.00%	05/01/21	475,000	551,024
Michigan House of Representatives Facilities, Obligations Revenue, Series A	5.00%	10/15/17	200,000	225,428
Michigan Public Power Agency AFEC Project Revenue, Series 2012-A	4.50%	01/01/19	280,000	304,038
Michigan State Grant Anticipation Bonds	5.00%	09/15/16	200,000	218,972
Michigan State Hospital Finance Authority Revenue, Trinity Health, Series A	6.00%	12/01/18	200,000	236,864
Portage Public Schools, School Building & Site, GO Unlimited	5.00%	05/01/20	300,000	339,870
State of Michigan, Trunk Line Revenue, Refunding	4.50%	11/01/26	105,000	116,018
Wayne County, Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, Series C	4.00%	12/01/19	255,000	280,204
				3,245,710
Minnesota 0.88%
Minneapolis & St Paul, Minnesota Housing & Redevelopment Authority Health Care Systems, Children's Health Care, Series B	4.00%	08/15/16	250,000	267,413
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Refunding, Series B	5.00%	01/01/19	255,000	280,732
				548,145

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Missouri 1.33%
Kansas City Water Revenue	4.00%	12/01/22	$250,000	$285,822
Missouri Development Finance Board, Eastland Center Project, Tax Allocation, Series A	5.00%	04/01/17	250,000	271,533
Missouri State Health & Educational Facilities Authority, Southwestern Baptist University Revenue	3.00%	10/01/17	265,000	267,613
				824,968
Nevada 0.77%
Nye County School District, GO Limited	4.00%	05/01/15	465,000	478,857
New Hampshire 0.81%
New Hampshire Health & Education Facilities Authority Revenue	5.00%	07/01/14	65,000	65,000
New Hampshire Health & Education Facilities Authority Revenue	5.00%	01/01/18	400,000	437,612
				502,612
New Jersey 3.65%
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding	5.00%	06/01/17	150,000	164,178
Atlantic City, New Jersey, Refunding Tax Appeal, GO Unlimited	4.00%	11/01/18	500,000	544,065
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00%	11/01/17	255,000	272,013
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A	5.63%	09/01/18	400,000	449,600
New Jersey Health Care Facilities Financing Authority Revenue, Holy Name Medical Center, Refunding	5.00%	07/01/19	215,000	242,243
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75%	12/01/21	500,000	590,385
				2,262,484
New Mexico 0.39%
Clayton, New Mexico, Jail Project Revenue	4.00%	11/01/17	235,000	240,936
New York 3.10%
Long Island Power Authority Revenue, Series B	5.00%	09/01/21	465,000	541,436
Long Island Power Authority, New York Electric Systems, Revenue, Series E	5.00%	12/01/17	330,000	362,865

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
New York (cont'd)
Nassau County Industrial Development Agency, New York Institute of Technology Project Revenue, Refunding, Remarketing, Series A	5.00%	03/01/21	$350,000	$375,991
New York State Dormitory Authority Revenue, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00%	01/15/17	300,000	330,180
New York, New York, Subseries L-1, GO Unlimited	4.00%	04/01/15	300,000	308,658
				1,919,130
North Carolina 1.11%
Beaufort County, North Carolina, GO Limited	5.00%	06/01/21	200,000	232,376
North Carolina State Municipal Power Agency #1, Catawba Electric Revenue, Refunding, Series A	5.25%	01/01/20	400,000	453,220
				685,596
Ohio 2.19%
Canton City School District, Refunding, GO Unlimited	5.00%	12/01/18	325,000	339,284
Cleveland, Ohio, Parking Facility Revenue, Prerefunding, Refunding	5.25%	09/15/22	130,000	161,248
Lorain County, Ohio, Community College District, Revenue	3.25%	12/01/17	650,000	695,305
Marion County, Ohio, Variable Refunding, GO Limited	4.00%	12/01/20	150,000	159,030
				1,354,867
Oklahoma 0.56%
Oklahoma State Agricultural & Mechanical Colleges, Oklahoma State University, Revenue, Series A	5.00%	08/01/21	300,000	345,144
Oregon 0.37%
Oregon State Facilities Authority, Legacy Health Project Revenue, Refunding, Series A	4.50%	05/01/20	200,000	226,664
Pennsylvania 2.64%
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services	5.50%	08/01/18	295,000	335,854
Lycoming County, Pennsylvania Authority Health System, Susquehanna Health Systems Project Revenue, Series A	5.10%	07/01/20	140,000	155,670

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Pennsylvania (cont'd)
Philadelphia School District, Pennsylvania, Refunding, GO Unlimited, Series E	5.25%		09/01/24	$625,000	$705,794
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00%		04/01/20	400,000	441,908
					1,639,226
Puerto Rico 1.12%
Commonwealth of Puerto Rico, Series A, GO Unlimited	5.00%		07/01/15	225,000	225,425
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue, Refunding, Series C	5.50%		07/01/17	445,000	468,154
					693,579
Rhode Island 0.44%
Rhode Island State Economic Development Corporation Revenue, Series A	5.00%		06/15/17	250,000	270,835
South Carolina 2.41%
Jasper County School District, GO Unlimited	4.00%		03/01/15	195,000	200,011
Piedmont Municipal Power Agency	5.00%		01/01/16	150,000	159,921
South Carolina Transportation Infrastructure Bank Revenue, Series A	5.25%		10/01/17	125,000	126,558
Spartanburg County, South Carolina Regional Health Services District, Hospital Revenue, Refunding, Series A	5.00%		04/15/19	600,000	687,900
Spartanburg County, South Carolina Sanitation Sewer District Revenue, Series A	3.50%		03/01/19	300,000	317,727
					1,492,117
Tennessee 0.80%
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding	5.00%		05/01/20	200,000	237,078
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue	6.50%		12/01/14	250,000	256,522
					493,600
Texas 14.66%
Addison, Texas Certificates of Obligation, GO Limited	4.50%		02/15/28	140,000	152,457
Addison, Texas Certificates of Obligation, GO Unlimited	4.00%		02/15/20	250,000	271,735
Annetta, Texas Certificates of Obligation, GO Limited	4.00%		08/01/16	200,000	206,568
Center, Texas, GO Limited (ZCB)	3.10	%(1)	02/15/20	150,000	132,066

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Texas (cont'd)
City of Texarkana, Texas, Refunding, GO Limited	5.00%		02/15/21	$320,000	$371,677
City of Texarkana, Texas, Waterworks & Sanitary Sewer System Revenue	3.00%		08/01/19	90,000	93,837
City of Texarkana, Texas, Waterworks & Sanitary Sewer System Revenue	3.00%		08/01/20	95,000	98,204
Clear Lake, Texas, Waterworks & Sewer System, GO Unlimited	3.00%		03/01/19	125,000	130,308
Corpus Christi, Texas Business & Job Development Corporation, Seawall Project, Sales Tax Revenue, Refunding	5.00%		03/01/20	350,000	403,295
Dallas, Texas Waterworks & Sewer Systems Revenue, Refunding	4.50%		10/01/19	225,000	250,076
Forney, Texas, GO Limited	5.00%		02/15/27	500,000	545,810
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A	4.50%		08/15/25	180,000	194,434
Goose Creek, Texas Independent School District Schoolhouse, Series A	5.25%		02/15/18	370,000	413,471
Grand Prairie Independent School District, Refunding, GO Unlimited (ZCB)	3.92	%(1)	08/15/16	400,000	383,660
Greenville, Texas Independent School District, GO Unlimited, Refunding	4.00%		08/15/17	120,000	128,385
Houston, Texas, Hotel Occupancy Tax & Special Revenue, Refunding, Series B	5.00%		09/01/19	295,000	318,641
Katy, Texas Independent School District, School Building, Series D, GO Unlimited	4.50%		02/15/19	325,000	343,840
Laredo, Texas, Waterworks & Sewer System Revenue	4.25%		03/01/18	100,000	108,018
Lewisville, Texas Independent School District, GO Unlimited, Refunding (ZCB)	4.04	%(1)	08/15/15	400,000	399,152
Lower Colorado River Authority, Transmission Contract Revenue, Refunding, Series A	5.00%		05/15/21	500,000	584,245
North Texas Tollway Authority Revenue, Series F	5.75%		01/01/38	300,000	330,948
Prosper, Texas Independent School District, Capital Appreciation, School Building, GO Unlimited (ZCB)	6.00	%(1)	08/15/33	1,000,000	378,090
San Antonio, Texas, Water Revenue, Refunding	4.50%		05/15/21	400,000	464,688
San Marcos, Texas Tax & Toll Revenue, GO Limited	5.10%		08/15/27	400,000	446,272
San Patricio, Texas Municipal Water District, Refunding	4.00%		07/10/18	200,000	205,718
Texas Department of Housing & Community Affairs	4.15%		09/01/14	1,130,000	1,136,667
Texas Municipal Power Agency Revenue, Refunding	5.00%		09/01/17	250,000	281,538

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments (unaudited)  June 30, 2014

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Texas (cont'd)
White Settlement, Texas Independent School District, Prerefunded, GO Unlimited	4.13%	08/15/15	$240,000	$250,447
White Settlement, Texas Independent School District, Unrefunded, GO Unlimited	4.13%	08/15/15	60,000	62,653
				9,086,900
Utah 2.32%
Salt Lake County, Utah, Westminster College Project Revenue	5.00%	10/01/24	235,000	251,970
Tooele City, Utah Municipal Building Authority Lease Revenue, Refunding	3.75%	12/01/17	285,000	292,062
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C	5.50%	05/15/19	500,000	568,370
Washington County-St George Interlocal Agency Lease Revenue, Refunding, Series A	4.00%	12/01/19	300,000	322,953
				1,435,355
Virginia 0.51%
Virginia College Building Authority Educational Facilities Revenue, Prerefunded, Series A	5.00%	09/01/15	10,000	10,560
Virginia College Building Authority Educational Facilities Revenue, Unrefunded, Series A	5.00%	09/01/15	290,000	306,310
				316,870
Washington 0.83%
Energy Northwest, Washington Electric Revenue	5.00%	07/01/14	250,000	250,000
Spokane County, Washington School District, No. 81, GO Unlimited	5.05%	06/01/22	255,000	266,325
				516,325
Wisconsin 0.04%
Wisconsin State, Refunding, Series 2, GO Unlimited	4.13%	11/01/16	25,000	25,890
Total Investments 89.85%				55,691,066
(cost $54,009,406)
Other assets and liabilities, net 10.15%				6,293,596
Net Assets 100%				$61,984,662

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 93.39%	Shares	Value
Aerospace/Defense 1.01%
Northrop Grumman Corp.	2,000	$239,260
Agricultural Chemicals 1.98%
CF Industries Holdings, Inc.	1,000	240,530
Mosaic Co.	4,600	227,470
		468,000
Automotive - Cars & Light Trucks 2.03%
Tesla Motors, Inc.	2,000	480,120	*
Beverages - Non-alcoholic 1.01%
Coca-Cola Enterprises, Inc.	5,000	238,900
Cable/Satellite TV 1.12%
Time Warner Cable, Inc.	1,800	265,140
Casino Hotels 1.58%
Wynn Resorts Ltd.	1,800	373,608
Casino Services 1.21%
International Game Technology	18,000	286,380
Chemicals - Diversified 3.30%
LyondellBasell Industries N.V., Class A	2,200	214,830
PPG Industries, Inc.	1,300	273,195
Westlake Chemical Corp.	3,500	293,160
		781,185
Chemicals - Specialty 1.57%
Methanex Corp.	6,000	370,680
Computers 2.75%
Apple, Inc.	7,000	650,510
Computers - Memory Devices 2.14%
NetApp, Inc.	6,100	222,772
Seagate Technology plc	5,000	284,100
		506,872
Containers - Metal/Glass 1.09%
Ball Corp.	4,100	256,988

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Data Processing/Management 0.93%
The Dun & Bradstreet Corp.	2,000	$220,400
Diversified Manufacturing Operations 1.95%
General Electric Co.	8,500	223,380
Ingersoll-Rand plc	3,800	237,538
		460,918
E-Commerce/Services 2.54%
The Priceline Group, Inc.	500	601,500	*
Electric - Integrated 4.61%
Consolidated Edison, Inc.	4,300	248,282
Duke Energy Corp.	3,200	237,408
FirstEnergy Corp.	5,100	177,072
TECO Energy, Inc.	10,000	184,800
Wisconsin Energy Corp.	5,200	243,984
		1,091,546
Electronic Components - Semiconductors 2.72%
Microchip Technology, Inc.	7,500	366,075
NVIDIA Corp.	15,000	278,100
		644,175
Food - Miscellaneous/Diversified 1.00%
General Mills, Inc.	4,500	236,430
Gold Mining 0.58%
Royal Gold, Inc.	1,800	137,016
Gold/Mineral Royalty Companies 0.53%
Franco-Nevada Corp.	2,200	126,148
Internet Content - Entertainment 2.27%
Facebook, Inc., Class A	8,000	538,320	*
Internet Security 0.83%
VeriSign, Inc.	4,000	195,240	*
Investment Management/Advisory Services 1.01%
Ameriprise Financial, Inc.	2,000	240,000
Machinery - General Industrial 1.75%
Wabtec Corp.	5,000	412,950
See notes to portfolios of investments and notes to financial statements.

All American Equity Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Medical - Biomedical/Gene 5.47%
Biogen Idec, Inc.	2,500	$788,275	*
Celgene Corp.	3,000	257,640	*
Gilead Sciences, Inc.	3,000	248,730	*
		1,294,645
Medical - Drugs 1.86%
Pfizer, Inc.	6,500	192,920
Salix Pharmaceuticals Ltd.	2,000	246,700	*
		439,620
Medical - Generic Drugs 2.39%
Actavis plc	1,500	334,575	*
Mylan, Inc.	4,500	232,020	*
		566,595
Medical - HMO 0.96%
WellPoint, Inc.	2,100	225,981
Medical - Hospitals 0.99%
Tenet Healthcare Corp.	5,000	234,700	*
Medical Labs & Testing Services 1.84%
Laboratory Corp. of America Holdings	2,200	225,280	*
Quest Diagnostics, Inc.	3,600	211,284
		436,564
Multi-line Insurance 2.78%
The Allstate Corp.	3,900	229,008
Assurant, Inc.	4,000	262,200
MetLife, Inc.	3,000	166,680
		657,888
Multimedia 1.03%
Viacom, Inc., Class B	2,800	242,844
Office Supplies & Forms 0.97%
Avery Dennison Corp.	4,500	230,625
Oil - Field Services 3.79%
Halliburton Co.	6,000	426,060
Schlumberger Ltd.	4,000	471,800
		897,860

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Oil & Gas Drilling 1.05%
Diamond Offshore Drilling, Inc.	5,000	$248,150
Oil Companies - Exploration & Production 1.73%
Southwestern Energy Co.	9,000	409,410	*
Oil Companies - Integrated 1.05%
Phillips 66	3,100	249,333
Oil Field Machinery & Equipment 2.03%
Cameron International Corp.	3,500	236,985	*
FMC Technologies, Inc.	4,000	244,280	*
		481,265
Oil Refining & Marketing 3.03%
Marathon Petroleum Corp.	3,400	265,438
Western Refining, Inc.	12,000	450,600
		716,038
Property/Casualty Insurance 1.11%
The Travelers Companies, Inc.	2,800	263,396
Real Estate Management/Services 1.35%
CBRE Group, Inc., Class A	10,000	320,400	*
Rental Auto/Equipment 1.77%
United Rentals, Inc.	4,000	418,920	*
Retail - Automobile 1.46%
Penske Automotive Group, Inc.	7,000	346,500
Retail - Building Products 0.96%
The Home Depot, Inc.	2,800	226,688
Retail - Regional Department Stores 0.94%
Kohl's Corp.	4,200	221,256
Saving & Loan/Thrifts - Eastern US 0.99%
People's United Financial, Inc.	15,500	235,135
Security Services 0.83%
The ADT Corp.	5,600	195,664

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Super-Regional Banks - US 1.97%
Comerica, Inc.	2,000	$100,320
KeyCorp	8,000	114,640
SunTrust Banks, Inc.	3,000	120,180
U.S. Bancorp	3,000	129,960
		465,100
Telecom - Equipment Fiber Optics 1.02%
Corning, Inc.	11,000	241,450
Telephone - Integrated 2.01%
AT&T, Inc.	7,200	254,592
Verizon Communications, Inc.	4,500	220,185
		474,777
Tobacco 3.31%
Lorillard, Inc.	5,100	310,947
Philip Morris International, Inc.	2,600	219,206
Reynolds American, Inc.	4,200	253,470
		783,623
Transportation - Services 1.21%
C.H. Robinson Worldwide, Inc.	4,500	287,055
Web Portals/Internet Service Providers 1.98%
Google, Inc., Class A	800	467,736	*
Total Investments 93.39%		22,101,504
(cost $18,984,976)
Other assets and liabilities, net 6.61%		1,564,875
Net Assets 100%		$23,666,379

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 90.17%	Shares	Value
Applications Software 0.94%
Verint Systems, Inc.	10,000	$490,500	*
Automotive - Cars & Light Trucks 2.77%
Tesla Motors, Inc.	6,000	1,440,360	*
Automotive - Truck Trailers 0.82%
Wabash National Corp.	30,000	427,500	*
Building - Residential/Commercial 0.88%
LGI Homes, Inc.	25,000	456,250	*
Building Products - Cement/Aggregates 2.72%
Eagle Materials, Inc.	15,000	1,414,200
Chemicals - Diversified 3.47%
PPG Industries, Inc.	3,000	630,450
Westlake Chemical Corp.	14,000	1,172,640
		1,803,090
Chemicals - Specialty 1.93%
Eastman Chemical Co.	1,600	139,760
Methanex Corp.	14,000	864,920
		1,004,680
Coal 0.03%
Pacific Coal Resources Ltd.	39,830	13,445	*
Computers 2.68%
Apple, Inc.	15,000	1,393,950
Containers - Paper/Plastic 0.28%
Packaging Corporation of America	2,000	142,980
E-Commerce/Services 2.31%
The Priceline Group, Inc.	1,000	1,203,000	*
Electric - Generation 0.54%
Pacific Power Generation Corp. (RS)	349,057	280,223	*@#
Electric - Integrated 1.47%
Westar Energy, Inc., Class A	20,000	763,800

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Electronic Components - Semiconductors 6.25%
Cavium, Inc.	20,000	$993,200	*
Microchip Technology, Inc.	20,000	976,200
Skyworks Solutions, Inc.	20,000	939,200
SunEdison, Inc.	15,000	339,000	*
		3,247,600
Energy - Alternate Sources 0.14%
Pacific Green Energy Corp. (RS)	100,000	74,820	*@#
Finance - Commercial 2.10%
IOU Financial, Inc.	1,943,000	1,093,160	*
Finance - Investment Banker/Broker 1.75%
Canaccord Financial, Inc.	10,000	115,242
Difference Capital Financial, Inc.	12,000	19,579	*
Lazard Ltd., Class A	15,000	773,400
		908,221
Gas - Distribution 1.55%
Atmos Energy Corp.	15,000	801,000
Gold Mining 0.60%
Gran Colombia Gold Corp.	2,232	3,684	*
Royal Gold, Inc.	4,000	304,480
		308,164
Gold/Mineral Royalty Companies 0.55%
Franco-Nevada Corp.	5,000	286,700
Hazardous Waste Disposal 1.41%
U.S. Ecology, Inc.	15,000	734,250
Human Resources 1.25%
Team Health Holdings, Inc.	13,000	649,220	*
Internet Content - Entertainment 2.59%
Facebook, Inc., Class A	20,000	1,345,800	*
Machinery - General Industrial 2.63%
DXP Enterprises, Inc.	5,000	377,700	*
Wabtec Corp.	12,000	991,080
		1,368,780

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Medical - Biomedical/Gene 6.65%
Alexion Pharmaceuticals, Inc.	4,000	$625,000	*
Biogen Idec, Inc.	5,500	1,734,205	*
Celgene Corp.	6,000	515,280	*
Gilead Sciences, Inc.	7,000	580,370	*
		3,454,855
Medical - Drugs 2.93%
Grifols S.A., Sponsored ADR	22,000	969,100
Salix Pharmaceuticals Ltd.	4,500	555,075	*
		1,524,175
Medical - Generic Drugs 2.49%
Actavis plc	3,500	780,675	*
Mylan, Inc.	10,000	515,600	*
		1,296,275
Medical - Hospitals 0.00%
African Medical Investments plc	1,000,000	0	*@#
Medical - Wholesale Drug Distribution 1.43%
McKesson Corp.	4,000	744,840
Multi-line Insurance 0.75%
MetLife, Inc.	7,000	388,920
Oil - Field Services 4.09%
Halliburton Co.	15,000	1,065,150
Schlumberger Ltd.	9,000	1,061,550
		2,126,700
Oil - US Royalty Trusts 0.51%
BP Prudhoe Bay Royalty Trust	2,000	197,880
San Juan Basin Royalty Trust	3,600	69,444
		267,324
Oil & Gas Drilling 0.70%
Parsley Energy, Inc., Class A	15,000	361,050	*
Oil Companies - Exploration & Production 6.02%
Concho Resources, Inc.	6,000	867,000	*
Kodiak Oil & Gas Corp.	35,000	509,250	*
Sanchez Energy Corp.	20,000	751,800	*
Southwestern Energy Co.	22,000	1,000,780	*
		3,128,830

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Oil Field Machinery & Equipment 1.06%
FMC Technologies, Inc.	9,000	$549,630	*
Oil Refining & Marketing 2.17%
Western Refining, Inc.	30,000	1,126,500
Paper & Related Products 1.59%
KapStone Paper & Packaging Corp.	25,000	828,250	*
Quarrying 2.06%
Compass Minerals International, Inc.	1,700	162,758
Pacific Stone Tech, Inc. (RS)	4,162	908,440	*@#
		1,071,198
Real Estate Management/Services 1.54%
CBRE Group, Inc., Class A	25,000	801,000	*
Real Estate Operating/Development 1.13%
Pacific Infrastructure Ventures, Inc. (RS)	426,533	588,530	*@#
Reinsurance 0.49%
Argo Group International Holdings Ltd.	5,000	255,550
Rental Auto/Equipment 2.02%
United Rentals, Inc.	10,000	1,047,300	*
Retail - Automobile 3.24%
Lithia Motors, Inc., Class A	10,000	940,700
Penske Automotive Group, Inc.	15,000	742,500
		1,683,200
Super-Regional Banks - US 2.07%
Comerica, Inc.	5,000	250,800
KeyCorp	20,000	286,600
SunTrust Banks, Inc.	7,000	280,420
U.S. Bancorp	6,000	259,920
		1,077,740
Transportation - Truck 2.45%
Old Dominion Freight Line, Inc.	20,000	1,273,600	*
Web Portals/Internet Service Providers 2.25%
Google, Inc., Class A	2,000	1,169,340	*

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Wireless Equipment 0.87%
Ubiquiti Networks, Inc.	10,000	$451,900	*
Total Common Stocks		46,868,400
(cost $39,667,248)
Exchange-Traded Fund (ETF) 1.02%
Utilities Select Sector SPDR Fund	12,000	531,120
(cost $529,123)
Warrants 0.00%
Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	3,700	0	*@#
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	250	70	*
Total Warrants		70
(cost $0)
Master Limited Partnership 1.02%	Units
Commercial Services 1.02%
Emerge Energy Services L.P.	5,000	529,000
(cost $512,184)
Gold-Linked Notes 0.55%	Principal Amount
Gold Mining 0.55%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$15,000	11,250
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	370,000	277,500
Total Gold-Linked Notes		288,750
(cost $379,500)

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund

Portfolio of Investments (unaudited)  June 30, 2014

Silver-Linked Note 0.41%	Principal Amount	Value
Gold Mining 0.41%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$424,000	$212,000
(cost $340,261)
Corporate Notes 0.59%
Coal 0.11%
Pacific Coal Resources Ltd., 12.00%, maturity 07/17/14 (RS)	55,823	$55,823	@#
Electric - Generation 0.48%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	250,000	250,000	@#
Total Corporate Notes		305,823
(cost $305,823)
Total Investments 93.76%		48,735,163
(cost $41,734,139)
Other assets and liabilities, net 6.24%		3,244,611
Net Assets 100%		$51,979,774

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 90.52%	Shares	Value
Agricultural Chemicals 0.02%
Spur Ventures, Inc.	274,867	$83,121	*
Agricultural Operations 1.53%
Agriterra Ltd.	68,849,776	1,806,680	*+
Archer-Daniels-Midland Co.	80,000	3,528,800
		5,335,480
Buildings Products - Wood 0.98%
Conifex Timber, Inc.	455,000	3,413,193	*
Coal 1.26%
Pacific Coal Resources Ltd.	4,345,414	1,466,875	*+
Sable Mining Africa Ltd.	27,861,000	2,925,678	*
Walter Energy, Inc., 144A	4,293	21,939	*
		4,414,492
Diamonds/Precious Stones 0.01%
Diamond Fields International Ltd.	1,800,000	25,318	*
Rockwell Diamonds, Inc., 144A	63,333	19,597	*
		44,915
Diversified Minerals 2.26%
African Potash Ltd.	14,425,000	836,764	*+
Calibre Mining Corp.	592,000	33,307	*
Canada Zinc Metals Corp.	1,000,000	346,946	*
Dundee Sustainable Technologies, Inc.	3,587,500	941,910	*
Encanto Potash Corp., 144A (RS)	3,000,000	347,414	*@#
Lithium Americas Corp.	953,334	205,605	*
Lundin Mining Corp.	800,000	4,403,394	*
Meryllion Resources Corp.	200,000	20,160	*
Niocan, Inc., 144A	362,069	78,936	*
RB Energy, Inc.	168,734	107,590	*
Woulfe Mining Corp.	5,585,100	576,081	*
		7,898,107
Diversified Operations 1.50%
Sherritt International Corp.	1,300,000	5,266,070
Electric - Generation 1.12%
Pacific Power Generation Corp. (RS)	4,868,396	3,908,348	*@#
Electronic Components - Semiconductors 0.97%
SunEdison, Inc.	150,000	3,390,000	*

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Energy - Alternate Sources 0.51%
Pacific Green Energy Corp. (RS)	2,400,000	$1,795,680	*+@#
Finance - Investment Banker/Broker 0.05%
Aberdeen International, Inc.	1,274,750	185,275	*
Food - Flour & Grain 1.33%
Amira Nature Foods Ltd.	340,000	4,654,600	*
Forestry 0.02%
Prima Colombia Hardwood, Inc.	15,265,832	71,573	*
Gold Mining 5.45%
Besra Gold, Inc.	295,000	11,065	*
Chesapeake Gold Corp., 144A	52,400	159,689	*
Corona Minerals Ltd.	100,000	943	*@#
Gran Colombia Gold Corp.	686,790	1,133,434	*
Kinross Gold Corp., 144A	1	4	*
Klondex Mines Ltd.	2,510,000	4,707,206	*
NGEx Resources, Inc.	1,315,000	2,774,391	*
Royal Gold, Inc.	100,000	7,612,000
Rusoro Mining Ltd.	3,119,433	87,752	*
Sunridge Gold Corp.	4,600,000	1,078,344	*+
Sunridge Gold Corp., 144A	6,333,788	1,484,783	*+
		19,049,611
Gold/Mineral Royalty Companies 2.21%
Franco-Nevada Corp.	135,000	7,740,900
Independent Power Producer 1.06%
NRG Energy, Inc.	100,000	3,720,000
Medical - Hospitals 0.00%
African Medical Investments plc	2,507,500	0	*@#
Metal - Aluminum 2.34%
Alcoa, Inc.	550,000	8,189,500
Metal - Copper 0.05%
Catalyst Copper Corp.	60,000	7,033	*
Catalyst Copper Corp., 144A	166,666	19,535	*
Los Andes Copper Ltd.	754,000	160,847	*
Verona Development Corp.	708,800	0	*@#
		187,415

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Metal - Diversified 2.51%
Bell Copper Corp.	500,000	$7,033	*
Constellium N.V., Class A	110,000	3,526,600	*
GoviEx Uranium, Inc., Class A	183,750	258,451	*
GoviEx Uranium, Inc., 144A, Class A (RS)	58,000	77,500	*@#
GoviEx Uranium, Inc., 144A, Class B (RS)	566,250	700,877	*@#
Ivanhoe Mines Ltd., Class A	500,000	637,630	*
Kaizen Discovery, Inc.	200,000	99,395	*
Mandalay Resources Corp.	3,422,100	3,465,580
Orsu Metals Corp., 144A	147,605	6,228	*
		8,779,294
Metal - Iron 0.04%
Oceanic Iron Ore Corp.	2,000,000	84,392	*
West African Iron Ore Corp., 144A	2,925,000	47,998	*
		132,390
Mining Services 0.32%
Bounty Mining Ltd.	22,000,000	539,453	*@#
Natasa Mining Ltd.	1,036,350	558,687	*
		1,098,140
Natural Resource Technology 0.01%
I-Pulse, Inc., 144A (RS)	15,971	50,947	*@#
Non - Ferrous Metals 0.18%
Denison Mines Corp.	500,000	615,000	*
Sterling Group Ventures, Inc., 144A	500,000	22,150	*
		637,150
Oil - Field Services 6.51%
Baker Hughes, Inc.	100,000	7,445,000
Canadian Energy Services & Technology Corp.	100,000	3,133,761
Raise Production, Inc.	125,000	339,913	*
Schlumberger Ltd.	70,000	8,256,500
Superior Energy Services, Inc.	100,000	3,614,000
		22,789,174
Oil - US Royalty Trusts 0.17%
BP Prudhoe Bay Royalty Trust	2,812	278,219
Hugoton Royalty Trust	1,300	14,274
MV Oil Trust	700	20,167
Permian Basin Royalty Trust	1,000	14,250
San Juan Basin Royalty Trust	14,400	277,776
		604,686

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Oil & Gas Drilling 2.24%
CanElson Drilling, Inc.	500,000	$3,830,466
Patterson-UTI Energy, Inc.	115,000	4,018,100
		7,848,566
Oil Companies - Exploration & Production 28.49%
Africa Oilfield Logistics Ltd.	54,674,983	7,953,515	*+
Anadarko Petroleum Corp.	85,000	9,304,950
ARC Resources Ltd.	800	24,372
Bankers Petroleum Ltd.	735,000	4,700,361	*
Bellatrix Exploration Ltd.	1,000,000	8,710,000	*
BNK Petroleum, Inc.	1,050,000	1,614,703	*
Bonanza Creek Energy, Inc.	65,000	3,717,350	*
Bonterra Energy Corp.	300	18,218
Canadian Oil Sands Ltd.	1,900	43,079
Carrizo Oil & Gas, Inc.	53,000	3,670,780	*
Cimarex Energy Co.	30,000	4,303,800
Concho Resources, Inc.	20,000	2,890,000	*
ConocoPhillips	1,000	85,730
Crescent Point Energy Corp.	1,300	57,603
Denbury Resources, Inc.	225,000	4,153,500
Devon Energy Corp.	120,000	9,528,000
DNO ASA	750,000	2,886,034	*
Encana Corp.	1,000	23,710
Enerplus Corp.	900	22,662
Equal Energy Ltd.	600	3,252
EXCO Resources, Inc.	1,900	11,191
Freehold Royalties Ltd.	700	17,578
Goodrich Petroleum Corp.	185,000	5,106,000	*
Horn Petroleum Corp., 144A	2,110,889	484,943	*
Ivanhoe Energy, Inc.	138,033	52,420	*
Kodiak Oil & Gas Corp.	375,000	5,456,250	*
Lightstream Resources Ltd.	4,000	30,606
LinnCo LLC	1,600	50,064
Pengrowth Energy Corp.	4,400	31,592
Penn Virginia Corp.	300,000	5,085,000	*
Petroamerica Oil Corp.	6,768,000	2,316,396	*
Petromanas Energy, Inc.	1,000,000	318,815	*
Peyto Exploration & Development Corp.	330	12,473
Range Energy Resources, Inc.	100,000	5,392	*
Range Energy Resources, Inc., 144A	15,000,000	808,758	*
Royalite Petroleum Co., Inc.	2,266,333	3,740	*
Sanchez Energy Corp.	180,000	6,766,200	*
ShaMaran Petroleum Corp.	750,000	291,856	*
Surge Energy, Inc.	1,600	11,732
Talisman Energy, Inc.	1,800	19,039
TORC Oil & Gas Ltd.	400	5,506

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Oil Companies - Exploration & Production (cont'd)
Triangle Petroleum Corp.	300,000	$3,525,000	*
Twin Butte Energy Ltd.	9,000	15,191
U.S. Oil Sands, Inc.	7,777,777	838,712	*
U.S. Oil Sands, Inc., 144A	9,900,000	1,067,561	*
Vermilion Energy, Inc.	300	20,910
W&T Offshore, Inc.	400	6,548
Whitecap Resources, Inc.	1,100	16,988
Whiting Petroleum Corp.	45,000	3,611,250	*
		99,699,330
Oil Companies - Integrated 3.12%
Pacific Rubiales Energy Corp.	190,000	3,862,535
Suncor Energy, Inc.	165,000	7,033,950
		10,896,485
Oil Field Machinery & Equipment 1.25%
Xtreme Drilling and Coil Services Corp.	900,000	4,388,391	*
Oil Refining & Marketing 1.43%
Cheniere Energy, Inc.	70,000	5,019,000	*
Paper & Related Products 1.23%
KapStone Paper & Packaging Corp.	130,000	4,306,900	*
Pipelines 2.00%
The Williams Companies, Inc.	120,000	6,985,200
Platinum 2.69%
Platinum Group Metals Ltd.	2,000,000	2,380,000	*
Stillwater Mining Co.	400,000	7,020,000	*
		9,400,000
Power Converters/Supply Equipment 1.08%
Gamesa Corporacion Tecnologica S.A.	300,000	3,764,286	*
Precious Metals 0.21%
Fortress Minerals Corp.	172,158	726,439	*
Quarrying 1.41%
Pacific Stone Tech, Inc. (RS)	22,659	4,945,780	*+@#
Real Estate Operating/Development 2.93%
Pacific Infrastructure Ventures, Inc. (RS)	7,443,544	10,270,602	*@#

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Silver Mining 1.69%
Silver Wheaton Corp.	225,000	$5,910,750
Transportation - Marine 3.20%
GasLog Ltd.	115,000	3,667,350
Golar LNG Ltd.	60,000	3,606,000
Knightsbridge Tankers Ltd.	275,000	3,902,250
		11,175,600
Transportation - Rail 3.76%
Norfolk Southern Corp.	60,000	6,181,800
Union Pacific Corp.	70,000	6,982,500
		13,164,300
Transportation - Services 1.38%
CHC Group Ltd.	570,000	4,810,800	*
Total Common Stocks		316,752,490
(cost $360,444,655)

Exchange-Traded Funds (ETF) 1.20%

ETFS Nickel	85,000	1,725,878	*
ETFS Palladium Trust	30,000	2,465,700	*
Voc Energy Trust	1,000	17,070
Total Exchange-Traded Funds		4,208,648
(cost $4,181,120)
Trusts 0.03%	Units
Oil - US Royalty Trusts 0.01%
Pacific Coast Oil Trust	1,800	23,508
Oil Companies - Exploration & Production 0.02%
SandRidge Mississippian Trust II	6,100	48,983
SandRidge Permian Trust	2,700	34,263
		83,246
Total Trusts		106,754
(cost $104,830)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Warrants 0.93%	Shares	Value
Diversified Minerals 0.00%
Encanto Potash Corp., 144A, Warrants (October 2015) (RS)	1,500,000	$0	*@#
Niocan, Inc., 144A, Warrants (August 2014)	260,000	0	*@#
		0
Gold Mining 0.91%
Dundee Precious Metals, Inc., Warrants (November 2015)	741,195	1,723,628	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	86,150	0	*@#
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	59,500	16,738	*
New Gold, Inc., 144A, Warrants (June 2017)	822,570	956,432	*
Sunridge Gold Corp., 144A, Warrants (October 2017)	6,333,788	475,131	*
		3,171,929
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	83,333	0	*@#
Metal - Iron 0.00%
West African Iron Ore Corp., 144A, Warrants (March 2016)	2,925,000	13,714	*
Oil Companies - Exploration & Production 0.02%
Petroamerica Oil Corp., 144A, Warrants (October 2014)	8,000,000	56,261	*
Total Warrants		3,241,904
(cost $943,172)
Purchased Call Options 0.46%	Contracts
Diversified Minerals 0.08%
BHP Billiton Ltd., Strike Price 70, Expiration Jan. 2015	1,000	289,500
Metal - Aluminum 0.11%
Alcoa, Inc., Strike Price 16, Expiration Jan. 2015	5,000	392,500
Metal - Copper 0.13%
Freeport-McMoRan Copper & Gold, Inc., Strike Price 35, Expiration Jan. 2015	1,500	443,250
Oil - Field Services 0.14%
Baker Hughes, Inc., Strike Price 75, Expiration Jan. 2015	1,000	495,000
Total Purchased Call Options		1,620,250
(cost $1,500,213)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Purchased Put Option 0.03%	Contracts	Value
Energy 0.03%
Energy Select Sector SPDR Fund, Strike Price 89, Expiration Sep. 2014	2,507	$114,069
(cost $381,699)
Master Limited Partnerships 2.30%	Units
Coal 0.01%
Alliance Holdings G.P. L.P.	200	12,958
Alliance Resource Partners L.P.	400	18,660
		31,618
Commercial Services 1.21%
Emerge Energy Services L.P.	40,000	4,232,000
Oil Companies - Exploration & Production 0.05%
Atlas Resource Partners L.P.	900	18,252
BreitBurn Energy Partners L.P.	1,000	22,120
Dorchester Minerals L.P.	300	9,162
EV Energy Partners L.P.	400	15,848
Legacy Reserves L.P.	500	15,620
Linn Energy LLC	1,400	45,290
LRR Energy L.P.	600	10,710
Memorial Production Partners L.P.	700	16,968
Mid-Con Energy Partners L.P.	400	9,284
QR Energy L.P.	900	17,091
		180,345
Quarrying 1.03%
Hi-Crush Partners L.P.	55,000	3,605,800
Total Master Limited Partnerships		8,049,763
(cost $7,365,287)
Convertible Bond 0.09%	Principal Amount
Diversified Minerals 0.09%
Great Western Minerals Group Ltd., 144A, 8.00%, maturity 04/06/17	$1,000,000	300,000
(cost $1,000,000)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments (unaudited)  June 30, 2014

Gold-Linked Notes 1.92%	Principal Amount	Value
Gold Mining 1.92%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$332,000	$249,000
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	8,615,000	6,461,250
Total Gold-Linked Notes		6,710,250
(cost $8,822,210)
Silver-Linked Notes 0.96%
Gold Mining 0.96%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	4,705,000	2,352,500
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	2,000,000	1,000,000
Total Silver-Linked Notes		3,352,500
(cost $5,786,165)
Corporate Notes 1.10%
Coal 0.24%
Pacific Coal Resources Ltd., 12.00%, maturity 09/17/14 (RS)	249,141	249,141	@#
Pacific Coal Resources Ltd., 12.00%, maturity 11/06/14 (RS)	616,967	616,967	@#
		866,108
Electric - Generation 0.86%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	3,000,000	3,000,000	@#
Total Corporate Notes		3,866,108
(cost $3,866,108)
Total Investments 99.54%		348,322,736
(cost $ 394,395,459)
Other assets and liabilities, net 0.46%		1,622,400
Net Assets 100%		$349,945,136
Written Call Option	Shares Subject To Call
Concho Resources, Inc., Strike Price 145, Expiration Aug. 2014	20,000	$112,000
(premiums received $103,040) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 77.66%	Shares	Value
Agricultural Operations 0.61%
Agriterra Ltd.	38,536,200	$1,011,224	*
Coal 1.30%
Pacific Coal Resources Ltd.	1,158,164	390,960	*
Sable Mining Africa Ltd.	17,014,032	1,786,640	*
		2,177,600
Diamonds/Precious Stones 2.10%
Lucapa Diamond Co., Ltd.	1,000,000	468,291
Lucara Diamond Corp.	1,150,000	2,792,911
Northern Superior Resources, Inc., Class A	1,510,900	49,586	*
Olivut Resources Ltd.	645,000	151,203	*
Rockwell Diamonds, Inc., 144A	171,667	53,120	*
		3,515,111
Diversified Minerals 1.95%
Adamera Minerals Corp.	119,543	8,407	*
African Potash Ltd.	2,450,000	142,119	*
Aldridge Minerals, Inc.	1,500,000	457,124	*
Amarc Resources Ltd.	695,545	39,132	*
Calibre Mining Corp.	4,250,000	239,111	*
Elissa Resources Ltd., 144A	36,250	680	*
Indochine Mining Ltd.	4,000,000	101,983	*
Lundin Mining Corp.	135,000	743,073	*
Northern Dynasty Minerals Ltd.	450,000	376,650	*
RB Energy, Inc.	273,310	174,271	*
Riverside Resources, Inc.	948,500	373,548	*
Rubicon Minerals Corp.	400,000	592,620	*
		3,248,718
Finance - Investment Banker/Broker 0.31%
Aberdeen International, Inc.	2,425,000	352,455	*
Difference Capital Financial, Inc.	96,900	158,100	*
		510,555
Gold Mining 47.88%
Agnico-Eagle Mines Ltd.	23,608	904,186
Almaden Minerals Ltd.	600,000	832,669	*
AuRico Gold, Inc.	150,000	639,000
Besra Gold, Inc.	605,390	22,707	*
Canyon Resources Ltd.	10,506,593	693,614	*+
Caza Gold Corp.	513,500	55,373	*
CB Gold, Inc.	1,135,000	106,428	*
Chalice Gold Mines Ltd.	4,814,836	658,567	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
Chesapeake Gold Corp., 144A	192,199	$585,725	*
Choice Gold Corp.	975,000	20,571	*
Choice Gold Corp., 144A	870,000	18,355	*
Comstock Mining, Inc.	2,113,996	3,530,373	*
Corona Minerals Ltd.	1,625,000	15,325	*@#
Coventry Resources, Inc.	1,810,000	16,972	*
Detour Gold Corp.	225,000	3,080,313	*
Doray Minerals Ltd.	1,200,000	995,958	*
Dundee Precious Metals, Inc.	375,134	1,797,491	*
Eastmain Resources, Inc.	1,631,000	649,984	*
Edgewater Exploration Ltd.	500,000	30,475	*
Giyani Gold Corp.	500,000	152,375	*
Gold Standard Ventures Corp.	2,338,425	1,847,356	*
Golden Star Resources Ltd.	331,600	195,644	*
Gran Colombia Gold Corp.	1,195,262	1,972,583	*+
Harmony Gold Mining Co., Ltd., Sponsored ADR	450,000	1,336,500	*
IDM Mining Ltd.	95,000	20,266	*
Integra Gold Corp.	1,334,500	294,067	*
Kilo Goldmines Ltd.	251,000	40,011	*
Kirkland Lake Gold, Inc.	125,000	416,100	*
Klondex Mines Ltd.	5,868,208	11,005,125	*+
Lexam VG Gold, Inc.	2,380,000	256,646	*
Lexam VG Gold, Inc., 144A	2,406,501	259,504	*
Malbex Resources, Inc.	450,000	13,714	*
Malbex Resources, Inc., 144A	1,333,333	40,633	*
Mammoth Resources Corp.	1,850,000	56,379	*+
Midway Gold Corp.	1,626,966	1,464,269	*
Mirasol Resources Ltd.	2,305,000	2,593,652	*+
NGEx Resources, Inc.	2,330,500	4,916,897	*
Northern Star Resources Ltd.	325,000	393,281
OceanaGold Corp.	505,348	1,568,477	*
Panoro Minerals Ltd.	401,800	158,241	*
Petaquilla Minerals Ltd., 144A	2,660,000	299,311	*
Pilot Gold, Inc.	1,050,000	1,437,479	*
Pretium Resources, Inc.	617,500	5,112,781	*
Radius Gold, Inc.	3,922,000	441,315
Radius Gold, Inc., 144A	125,000	14,065	*
Randgold Resources Ltd., Sponsored ADR	20,000	1,692,000
Renaissance Gold, Inc.	625,000	263,725	*
Rio Alto Mining Ltd.	250,000	581,368	*
Romarco Minerals, Inc.	2,000,000	1,669,089	*
Royal Gold, Inc.	20,000	1,522,400
Rusoro Mining Ltd.	6,325,900	177,952	*
Rye Patch Gold Corp.	4,479,500	861,079	*
Rye Patch Gold Corp., 144A	1,800,000	346,008	*
Sandstorm Gold Ltd.	50,000	346,000	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
Seafield Resources Ltd., 144A	1,300,000	$18,285	*
SEMAFO, Inc.	400,000	1,879,132	*
Solvista Gold Corp.	50,000	7,267	*
Solvista Gold Corp., 144A	2,620,000	380,796	*
Sunridge Gold Corp.	2,400,921	562,830	*
Sunridge Gold Corp., 144A	1,900,000	445,403	*
Taurus Gold Ltd., 144A (RS)	2,448,381	2,102,425	*@#
Teranga Gold Corp.	2,000,000	1,406,536	*
Timmins Gold Corp.	190,000	340,288	*
Tolima Gold, Inc., 144A	4,100,000	124,948	*
Torex Gold Resources, Inc.	1,250,000	1,910,544	*
TriStar Gold, Inc.	8,220,500	1,233,326	*+
Virginia Mines, Inc.	801,800	9,149,895	*
Wesdome Gold Mines Ltd.	850,000	677,481	*
West Kirkland Mining, Inc.	4,350,000	591,448	*
Yamana Gold, Inc.	86,030	707,167
		79,958,149
Gold/Mineral Royalty Companies 0.52%
Franco-Nevada Corp.	15,000	860,100
Investment Companies 0.00%
Invictus Financial, Inc.	49,800	3,736	*@#
Medical - Hospitals 0.00%
African Medical Investments plc	4,637,500	0	*@#
Metal - Copper 0.66%
Catalyst Copper Corp.	52,133	6,110	*
Catalyst Copper Corp., 144A	66,666	7,814	*
Nevada Copper Corp.	450,000	1,088,659	*
Verona Development Corp.	48,500	0	*@#
		1,102,583
Metal - Diversified 10.32%
Atico Mining Corp.	1,158,600	858,263	*
Balmoral Resources Ltd.	206,800	318,019	*
Balmoral Resources Ltd. (RS)	1,000,000	1,460,922	*@#
Bell Copper Corp.	400,000	5,626	*
Cardinal Resources Ltd.	1,866,308	36,962	*
Dalradian Resources, Inc.	1,800,000	1,704,721	*
First Point Minerals Corp.	2,000,000	290,684	*
Foran Mining Corp.	1,050,000	177,224	*
HudBay Minerals, Inc.	31,500	291,533
Imperial Metals Corp.	156,300	2,287,818	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Metal - Diversified (cont'd)
Ivanhoe Mines Ltd., Class A	100,000	$127,526	*
Mandalay Resources Corp.	2,411,500	2,442,140
Mariana Resources Ltd.	4,300,000	253,886	*
Nevada Sunrise Gold Corp.	250,000	262,553	*
Novo Resources Corp.	1,120,800	1,460,839	*
Orex Minerals, Inc.	6,118,500	2,094,100	*+
Orsu Metals Corp.	289,800	12,228	*
Orsu Metals Corp., 144A	1,800,000	75,953	*
Reservoir Minerals, Inc.	162,800	929,675	*
Silver Bull Resources, Inc.	2,350,000	716,750	*
Temex Resources Corp.	5,000,000	375,076	*
Trevali Mining Corp.	1,033,600	1,056,425	*
		17,238,923
Mining Services 0.72%
Argent Minerals Ltd.	5,625,000	153,843	*
Energold Drilling Corp.	200,000	345,070	*
Natasa Mining Ltd.	1,300,849	701,276	*
		1,200,189
Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	0	*@#
Platinum 1.62%
Pacific North West Capital Corp.	430,555	24,224	*
Platinum Group Metals Ltd.	2,250,000	2,679,450	*
		2,703,674
Precious Metals 4.32%
Candente Gold Corp.	765,000	28,693	*+
Candente Gold Corp., 144A	4,875,000	182,850	*+
Fortress Minerals Corp.	206,242	870,260	*
Fortress Minerals Corp., 144A	70,000	295,373	*
Pan African Resources plc	6,500,000	1,626,173
Primero Mining Corp.	60,000	480,600	*
Roxgold, Inc.	2,500,000	1,992,592	*
Santana Minerals Ltd.	1,600,000	60,358	*
Solitario Exploration & Royalty Corp.	1,018,500	1,344,420	*
U.S. Silver & Gold, Inc.	650,000	329,129	*
		7,210,448
Reinsurance 0.15%
Till Capital Ltd.	29,702	251,776	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Silver Mining 5.20%
First Majestic Silver Corp.	200,000	$2,162,000	*
Fortuna Silver Mines, Inc.	110,000	606,100	*
MAG Silver Corp.	475,000	4,493,824	*
Santacruz Silver Mining Ltd.	1,025,000	903,465	*
Silver Wheaton Corp.	20,000	525,400
		8,690,789
Total Common Stocks		129,683,575
(cost $217,018,425)
Exchange-Traded Funds (ETF) 0.71%
ETFS Palladium Trust	7,500	616,425	*
ETFS Platinum Trust	4,000	578,520	*
Market Vectors Gold Miners ETF	20	529
Market Vectors Junior Gold Miners ETF	8	338	*
Total Exchange-Traded Funds		1,195,812
(cost $1,190,136)
Warrants 3.67%
Finance - Investment Banker/Broker 0.00%
Difference Capital Financial, Inc., 144A, Warrants (October 2014)	50,000	0	*@#
Gold Mining 2.92%
Alamos Gold, Inc., Warrants (August 2018)	110,000	108,303	*
Canyon Resources Ltd., Warrants (January 2017)	6,168,864	116,358	*
Crystallex International Corp., 144A, Warrants (December 2049)	162,500	0	*@#
Dundee Precious Metals, Inc., Warrants (November 2015)	1,492,039	3,469,695	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	58,450	0	*@#
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	96,250	27,076	*
Kinross Gold Corp., Warrants (September 2014)	250,000	5,861	*
New Gold, Inc., Warrants (June 2017)	500,000	581,368	*
New Gold, Inc., 144A, Warrants (June 2017)	352,530	409,899	*
Sunridge Gold Corp., 144A, Warrants (October 2017)	1,900,000	142,529	*
Tolima Gold, Inc., 144A, Warrants (March 2016)	1,625,000	0	*@#
Tolima Gold, Inc., 144A, Warrants (December 2016)	425,000	0	*@#
Veris Gold Corp., Warrants (August 2016)	250,000	0	*@#
Veris Gold Corp., Warrants (December 2016)	282,200	0	*@#
		4,861,089

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Warrants (cont'd)	Shares	Value
Gold/Mineral Royalty Companies 0.64%
Franco-Nevada Corp., Warrants (June 2017)	130,000	$1,066,623	*
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	33,333	0	*@#
Metal - Diversified 0.06%
Orex Minerals, Inc., 144A, Warrants (November 2015)	1,250,000	76,187	*@#
Orex Minerals, Inc., 144A, Warrants (March 2016) (RS)	600,000	34,741	*@#
Silver Bull Resources, Inc., Warrants (August 2014)	500,000	0	*@#
		110,928
Precious Metals 0.05%
Primero Mining Corp., Warrants (July 2015)	60,000	83,267	*
Total Warrants		6,121,907
(cost $4,576,198)

Special Warrants 0.00%

Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049) (RS)	600,000	0	*@#
(cost $300,000)
Purchased Call Options 3.19%	Contracts
Exchange-Traded Funds 0.99%
Global X Silver Miners ETF, Strike Price 13, Expiration July 2014	2,025	237,938
Market Vectors Gold Miners ETF, Strike Price 38, Expiration Aug. 2014	757	393,640
Market Vectors Gold Miners ETF, Strike Price 21, Expiration Jan. 2015	850	493,000
Market Vectors Gold Miners ETF, Strike Price 30, Expiration Jan. 2015	404	531,260
		1,655,838
Gold Mining 1.37%
Agnico-Eagle Mines Ltd., Strike Price 40, Expiration Aug. 2014	450	61,425
AngloGold Ashanti Ltd., Strike Price 13, Expiration Jan. 2015	250	113,750
Eldorado Gold Corp., Strike Price 6, Expiration Oct. 2014	2,254	394,450
Eldorado Gold Corp., Strike Price 8, Expiration Jan. 2015	975	68,250
Eldorado Gold Corp., Strike Price 5, Expiration Jan. 2016	846	262,260
Gold Fields Ltd., Strike Price 5, Expiration Jan. 2015	500	84,000
Goldcorp, Inc., Strike Price 26, Expiration July 2014	600	123,900

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Purchased Call Options (cont'd)	Contracts	Value
Gold Mining (cont'd)
IAMGOLD Corp., Strike Price 4, Expiration Jan. 2015	1,617	$113,190
IAMGOLD Corp., Strike Price 4, Expiration Jan. 2016	270	30,375
Kinross Gold Corp., Strike Price 3, Expiration Jan. 2015	650	78,000
Newmont Mining Corp., Strike Price 25, Expiration Jan. 2015	825	185,212
Randgold Resources Ltd., Strike Price 67.50, Expiration Jan. 2015	223	406,975
Randgold Resources Ltd., Strike Price 65, Expiration Jan. 2016	58	140,650
Yamana Gold, Inc., Strike Price 7, Expiration July 2014	1,000	118,000
Yamana Gold, Inc., Strike Price 10, Expiration July 2014	1,380	2,760
Yamana Gold, Inc., Strike Price 10, Expiration Jan. 2015	1,509	51,306
Yamana Gold, Inc., Strike Price 8, Expiration Jan. 2016	314	52,438
		2,286,941
Precious Metals 0.24%
Coeur Mining, Inc., Strike Price 7, Expiration Jan. 2015	1,597	403,243
Silver Mining 0.59%
First Majestic Silver Corp., Strike Price 12.50, Expiration Jan. 2015	600	43,500
First Majestic Silver Corp., Strike Price 10, Expiration Jan. 2016	328	91,840
Pan American Silver Corp., Strike Price 13, Expiration Jan. 2015	402	116,580
Pan American Silver Corp., Strike Price 10, Expiration Jan. 2016	263	155,170
Silver Standard Resources, Inc., Strike Price 8, Expiration Jan. 2015	1,175	193,875
Silver Standard Resources, Inc., Strike Price 5, Expiration Jan. 2016	598	257,140
Silver Wheaton Corp., Strike Price 20, Expiration Jan. 2016	154	117,810
		975,915
Total Purchased Call Options		5,321,937
(cost $6,093,090)
Gold-Linked Notes 2.72%	Principal Amount
Gold Mining 2.72%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$215,000	161,250
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	5,845,000	4,383,750
Total Gold-Linked Notes		4,545,000
(cost $5,977,400)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Silver-Linked Notes 2.63%	Principal Amount	Value
Gold Mining 2.63%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$625,000	$312,500
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	8,150,000	4,075,000
Total Silver-Linked Notes		4,387,500
(cost $8,608,786)
Corporate Notes 0.82%
Coal 0.34%
Pacific Coal Resources Ltd., 12.00%, maturity 11/02/14 (RS)	577,273	577,273	@#
Electric - Generation 0.48%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	800,000	800,000	@#
Total Corporate Notes		1,377,273
(cost $1,377,273)
Total Investments 91.40%		152,633,004
(cost $245,141,308)
Other assets and liabilities, net 8.60%		14,360,324
Net Assets 100%		$166,993,328

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 63.52%	Shares	Value
Diamonds/Precious Stones 0.30%
Lucara Diamond Corp.	120,000	$291,434
Diversified Minerals 0.88%
Lundin Mining Corp.	155,000	853,158	*
Gold Mining 50.86%
Agnico-Eagle Mines Ltd.	39,952	1,530,161
Alacer Gold Corp.	900,000	2,388,298
AuRico Gold, Inc.	400,000	1,704,000
Comstock Mining, Inc.	2,076,292	3,467,408	*
Detour Gold Corp.	350,000	4,791,598	*
DRDGOLD Ltd., Sponsored ADR	150,000	445,500
Dundee Precious Metals, Inc.	252,166	1,208,278	*
Eldorado Gold Corp.	175,000	1,337,000
Golden Star Resources Ltd.	397,900	234,761	*
Gran Colombia Gold Corp.	464,717	766,939	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	300,000	891,000
Kirkland Lake Gold, Inc.	150,000	499,320
Klondex Mines Ltd.	3,405,192	6,386,032	*
Lake Shore Gold Corp.	700,000	636,692	*
Marlin Gold Mining Ltd.	4,311,500	424,499	*
Newcrest Mining Ltd.	200,000	2,023,246
Newcrest Mining Ltd., Sponsored ADR	135,000	1,351,350
Northern Star Resources Ltd.	2,000,000	2,420,193
OceanaGold Corp.	500,000	1,551,878	*
Petaquilla Minerals Ltd.	100,000	11,252	*
Randgold Resources Ltd., Sponsored ADR	20,000	1,692,000
Richmont Mines, Inc.	300,000	411,000	*
Rio Alto Mining Ltd.	300,000	697,642	*
Royal Gold, Inc.	40,000	3,044,800
Sandstorm Gold Ltd.	100,000	692,000	*
Saracen Mineral Holdings Ltd.	1,713,636	673,383	*
SEMAFO, Inc.	675,000	3,171,035
Silver Lake Resources Ltd.	2,225,000	1,095,510	*
Teranga Gold Corp.	2,834,600	1,993,483	*
Timmins Gold Corp.	428,700	767,797	*
Yamana Gold, Inc.	145,590	1,196,750
		49,504,805
Gold/Mineral Royalty Companies 1.77%
Franco-Nevada Corp.	30,000	1,720,200
Medical - Hospitals 0.00%
African Medical Investments plc	2,000,000	0	*@#

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Metal - Diversified 4.27%
Atico Mining Corp.	1,342,300	$994,343	*
Imperial Metals Corp.	88,700	1,298,333	*
Mandalay Resources Corp.	1,844,600	1,868,037
		4,160,713
Precious Metals 1.46%
Pan African Resources plc	3,300,000	825,595
U.S. Silver & Gold, Inc.	1,180,000	597,497	*
		1,423,092
Retail - Jewelry 0.35%
Tiffany & Co.	3,441	344,960
Silver Mining 3.63%
First Majestic Silver Corp.	127,500	1,378,275	*
Fortuna Silver Mines, Inc.	200,000	1,102,000	*
Silver Wheaton Corp.	40,000	1,050,800
		3,531,075
Total Common Stocks		61,829,437
(cost $71,669,562)
Exchange-Traded Funds (ETF) 6.83%
ETFS Palladium Trust	42,500	3,493,075	*
ETFS Platinum Trust	20,000	2,892,600	*
Market Vectors Gold Miners ETF	20	529
Market Vectors Junior Gold Miners ETF	8	338	*
SPDR Gold Trust	2,049	262,354	*
Total Exchange-Traded Funds		6,648,896
(cost $6,357,959)
Warrants 4.96%
Gold Mining 4.15%
Crystallex International Corp., 144A, Warrants (December 2049)	62,500	0	*@#
Dundee Precious Metals, Inc., Warrants (November 2015)	1,626,547	3,782,490	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	29,400	0	*@#
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	37,500	10,549	*

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Warrants (cont'd)	Shares	Value
Gold Mining (cont'd)
Kinross Gold Corp., Warrants (September 2014)	130,000	$3,048	*
New Gold, Inc., Warrants (June 2017)	200,000	232,547	*
Veris Gold Corp., Warrants (August 2016)	250,000	0	*@#
Veris Gold Corp., Warrants (December 2016)	195,300	0	*@#
		4,028,634
Gold/Mineral Royalty Companies 0.67%
Franco-Nevada Corp., Warrants (June 2017)	80,000	656,383	*
Precious Metals 0.14%
Primero Mining Corp., Warrants (July 2015)	100,000	138,778	*
Total Warrants		4,823,795
(cost $4,315,686)
Purchased Call Options 3.63%	Contracts
Exchange-Traded Funds 0.96%
Global X Silver Miners ETF, Strike Price 13, Expiration July 2014	1,150	135,125
Market Vectors Gold Miners ETF, Strike Price 38, Expiration Aug. 2014	453	235,560
Market Vectors Gold Miners ETF, Strike Price 21, Expiration Jan. 2015	450	261,000
Market Vectors Gold Miners ETF, Strike Price 30, Expiration Jan. 2015	227	298,505
		930,190
Gold Mining 1.57%
Agnico-Eagle Mines Ltd., Strike Price 40, Expiration Aug. 2014	300	40,950
AngloGold Ashanti Ltd., Strike Price 13, Expiration Jan. 2015	150	68,250
Cia de Minas Buenaventura S.A., Strike Price 11, Expiration Aug. 2014	200	21,000
Eldorado Gold Corp., Strike Price 6, Expiration Oct. 2014	1,271	222,425
Eldorado Gold Corp., Strike Price 8, Expiration Jan. 2015	595	41,650
Eldorado Gold Corp., Strike Price 5, Expiration Jan. 2016	493	152,830
Gold Fields Ltd., Strike Price 5, Expiration Jan. 2015	300	50,400
Goldcorp, Inc., Strike Price 26, Expiration July 2014	335	69,177
IAMGOLD Corp., Strike Price 4, Expiration Jan. 2015	1,031	72,170
IAMGOLD Corp., Strike Price 4, Expiration Jan. 2016	180	20,250
Kinross Gold Corp., Strike Price 3, Expiration Jan. 2015	1,075	129,000
New Gold, Inc., Strike Price 8, Expiration Jan. 2015	700	21,000
Newmont Mining Corp., Strike Price 25, Expiration Jan. 2015	500	112,250
Randgold Resources Ltd., Strike Price 67.50, Expiration Jan. 2015	132	240,900
Randgold Resources Ltd., Strike Price 65, Expiration Jan. 2016	39	94,575
Yamana Gold, Inc., Strike Price 7, Expiration July 2014	600	70,800
Yamana Gold, Inc., Strike Price 10, Expiration July 2014	920	1,840

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Purchased Call Options (cont'd)	Contracts	Value
Gold Mining (cont'd)
Yamana Gold, Inc., Strike Price 10, Expiration Jan. 2015	1,509	$51,306
Yamana Gold, Inc., Strike Price 8, Expiration Jan. 2016	314	52,438
		1,533,211
Precious Metals 0.24%
Coeur Mining, Inc., Strike Price 7, Expiration Jan. 2015	913	230,533
Silver Mining 0.86%
First Majestic Silver Corp., Strike Price 12.50, Expiration Jan. 2015	450	32,625
First Majestic Silver Corp., Strike Price 10, Expiration Jan. 2016	249	69,720
Pan American Silver Corp., Strike Price 13, Expiration Jan. 2015	567	164,430
Pan American Silver Corp., Strike Price 10, Expiration Jan. 2016	365	215,350
Silver Standard Resources, Inc., Strike Price 8, Expiration Jan. 2015	700	115,500
Silver Standard Resources, Inc., Strike Price 5, Expiration Jan. 2016	352	151,360
Silver Wheaton Corp., Strike Price 20, Expiration Jan. 2016	116	88,740
		837,725
Total Purchased Call Options		3,531,659
(cost $4,338,958)
Gold-Linked Notes 2.36%	Principal Amount
Gold Mining 2.36%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$125,000	93,750
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	2,940,000	2,205,000
Total Gold-Linked Notes		2,298,750
(cost $3,019,060)
Silver-Linked Notes 2.36%
Gold Mining 2.36%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	354,000	177,000
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	4,250,000	2,125,000
Total Silver-Linked Notes		2,302,000
(cost $4,515,536)

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund

Portfolio of Investments (unaudited)  June 30, 2014

Corporate Notes 0.77%	Principal Amount	Value
Coal 0.46%
Pacific Coal Resources Ltd., 12.00%, maturity 07/17/14 (RS)	$119,564	$119,564	@#
Pacific Coal Resources Ltd., 12.00%, maturity 11/02/14 (RS)	326,285	326,285	@#
		445,849
Electric - Generation 0.31%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	300,000	300,000	@#
Total Corporate Notes		745,849
(cost $745,849)
Total Investments 84.43%		82,180,386
(cost $94,962,610)
Other assets and liabilities, net 15.57%		15,158,608
Net Assets 100%		$97,338,994

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 90.73%	Shares	Value
Airport Development/Maintenance 1.17%
TAV Havalimanlari Holding A.S.	150,000	$1,193,026
Automotive - Cars & Light Trucks 7.09%
Bayerische Motoren Werke AG	19,800	2,511,493
Ford Otomotiv Sanayi A.S.	100,000	1,246,107	*
Tofas Turk Otomobil Fabrikasi A.S.	560,200	3,477,239
		7,234,839
Building & Construction - Miscellaneous 0.45%
Enka Insaat ve Sanayi A.S.	168,750	458,004
Cellular Telecommunication 5.06%
KCell JSC, 144A, GDR	120,000	1,806,000
Turkcell Iletisim Hizmetleri A.S.	363,094	2,270,837	*
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR	70,000	1,092,000	*
		5,168,837
Chemicals - Diversified 2.06%
Synthos S.A.	1,441,417	2,098,339
Coal 0.23%
Lubelski Wegiel Bogdanka S.A.	6,000	236,140
Commercial Banks - Non US 29.32%
Alpha Bank A.E.	500,000	465,942	*
Bank Zachodni WBK S.A.	10,000	1,215,265
Erste Group Bank AG	178,094	5,761,320
Komercni Banka A.S.	17,000	3,910,433
OTP Bank plc	93,474	1,797,506
Piraeus Bank S.A.	900,000	1,999,148	*
Powszechna Kasa Oszczednosci Bank Polski S.A.	375,000	4,654,323
Raiffeisen Bank International AG	30,000	955,043
TBC Bank JSC, 144A, GDR	120,000	1,698,000	*
Turkiye Garanti Bankasi A.S.	800,000	3,130,553
Turkiye Halk Bankasi A.S.	235,000	1,763,774
Turkiye Is Bankasi, Class C	708,600	1,916,642
Yapi ve Kredi Bankasi A.S.	300,000	654,260
		29,922,209
Diversified Banking Institutions 2.50%
UniCredit SpA	305,000	2,554,580
Diversified Operations 1.83%
Haci Omer Sabanci Holding A.S.	400,000	1,867,343
See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Electric - Distribution 3.24%
Enea S.A.	100,000	$520,286
Energa S.A.	410,000	2,791,627
		3,311,913
Electric - Generation 1.48%
CEZ A.S.	50,000	1,509,234
Electric - Integrated 1.52%
Public Power Corporation S.A.	100,000	1,546,516
Finance - Investment Banker/Broker 2.74%
Turkiye Sinai Kalkinma Bankasi A.S.	3,420,425	2,792,905
Food - Confectionery 0.82%
Ulker Biskuvi Sanayi A.S.	100,000	837,835
Machinery - Farm 0.99%
Turk Traktor ve Ziraat Makineleri A.S.	30,900	1,006,378
Medical - Drugs 5.12%
KRKA, d.d., Novo mesto	20,000	1,942,483
Richter Gedeon Nyrt.	69,000	1,324,322
Shire plc	25,000	1,960,274
		5,227,079
Medical Products 1.13%
Straumann Holding AG	5,000	1,157,188
Metal - Diversified 3.40%
MMC Norilsk Nickel OJSC, Sponsored ADR	165,000	3,275,923
Orsu Metals Corp.	664,240	28,028	*
Orsu Metals Corp., 144A	4,025,000	169,839	*
		3,473,790
Metal - Iron 0.48%
Ferrexpo plc	220,000	494,829
Oil Companies - Exploration & Production 3.99%
Bankers Petroleum Ltd.	200,000	1,279,010	*
BNK Petroleum, Inc.	232,800	358,002	*
DNO ASA	550,000	2,116,425	*
Petromanas Energy, Inc.	1,000,000	318,815	*
		4,072,252

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Oil Companies - Integrated 1.02%
Polskie Gornictwo Naftowe i Gazownictwo S.A.	600,000	$1,037,469
Property/Casualty Insurance 2.86%
Powszechny Zaklad Ubezpieczen S.A.	20,000	2,923,004
Retail - Automobile 1.16%
Dogus Otomotiv Servis ve Ticaret A.S.	300,000	1,185,226
Retail - Computer Equipment 0.54%
Teknosa Ic Ve Dis Ticaret A.S.	100,000	546,371
Retail - Miscellaneous/Diversified 2.34%
Folli Follie S.A.	60,000	2,390,784	*
Retail - Toy Store 1.93%
JUMBO S.A.	120,363	1,972,130	*
Telecom Services 1.78%
Telekomunikacja Polska S.A.	570,000	1,820,315
Telephone - Integrated 1.67%
Hellenic Telecommunications Organization S.A.	115,000	1,699,427	*
Textile - Products 0.93%
Pegas Nonwovens S.A.	31,622	945,564
Tobacco 1.38%
Philip Morris CR A.S.	2,710	1,409,432
Transportation - Marine 0.26%
Tsakos Energy Navigation Ltd.	40,400	270,276
Transportation - Services 0.24%
Integer.pl S.A.	3,272	239,972	*
Total Common Stocks		92,603,206
(cost $87,979,783)

Closed-End Investment Company 1.73%

Fondul Proprietatea S.A.	6,614,796	1,763,159	*
(cost $1,542,782)

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund

Portfolio of Investments (unaudited)  June 30, 2014

Warrants 3.65%	Shares	Value
Commercial Banks - Non US 2.23%
Alpha Bank S.A., Warrants (December 2017)	900,000	$2,279,885	*
Gold Mining 1.42%
Dundee Precious Metals, Inc., Warrants (November 2015)	621,959	1,446,348	*
Total Warrants		3,726,233
(cost $2,443,678)
Corporate Note 0.75%	Principal Amount
Transportation - Services 0.75%
Baghlan Group FZCO, 14.75%, maturity 06/27/15	$800,000	766,800
(cost $806,000)
Total Investments 96.86%		98,859,398
(cost $92,772,243)
Other assets and liabilities, net 3.14%		3,205,550
Net Assets 100%		$102,064,948

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks 90.72%	Shares	Value
Aerospace/Defense - Equipment 1.16%
AviChina Industry & Technology Co., Ltd., H shares	480,000	$270,234
Alternative Waste Technology 2.80%
China Everbright International Ltd.	458,000	654,417
Applications Software 0.00%
Cheetah Mobile, Inc., Sponsored ADR	29	616	*
Building - Heavy Construction 0.61%
China Railway Construction Corp., Ltd., H shares	160,600	141,863
Building & Construction - Miscellaneous 1.08%
China State Construction International Holdings Ltd.	143,000	251,349
Business-to-Business/E-Commerce 0.59%
ChinaCache International Holdings Ltd., Sponsored ADR	8,800	137,632	*
Casino Hotels 2.10%
Galaxy Entertainment Group Ltd.	15,000	119,598	*
NagaCorp Ltd.	286,000	252,066
Sands China Ltd.	15,800	119,454
		491,118
Casino Services 1.62%
Paradise Co., Ltd.	10,226	377,799
Commercial Banks - Non US 11.72%
Agricultural Bank of China Ltd., H shares	939,600	414,708
Bangkok Bank PCL	9,800	58,311
Bank of China Ltd., H shares	1,255,800	562,657
Bank of Communications Co., Ltd., H shares	271,700	188,281
BOC Hong Kong (Holdings) Ltd.	79,000	228,978
China Construction Bank Corp., H shares	773,400	585,172
China Merchants Bank Co., Ltd., H shares	119,500	235,965
Industrial and Commercial Bank of China Ltd., H shares	646,000	408,682
TMB Bank PCL	774,000	57,753
		2,740,507
Computers - Other 1.67%
Ju Teng International Holdings Ltd.	542,000	389,804
Diversified Banking Institutions 1.04%
HSBC Holdings plc	24,034	243,876

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Diversified Manufacturing Operations 1.09%
Fosun International Ltd.	192,500	$254,909
Diversified Minerals 0.13%
Woulfe Mining Corp.	300,000	30,944	*
Diversified Operations 5.74%
Hutchison Whampoa Ltd.	80,000	1,093,330
NWS Holdings Ltd.	134,000	248,617
		1,341,947
E-Commerce/Products 2.01%
E-Commerce China Dangdang, Inc., Class A, Sponsored ADR	12,656	169,337	*
Vipshop Holdings Ltd., Sponsored ADR	1,600	300,384	*
		469,721
Electric - Distribution 1.13%
Tianjin Development Holdings Ltd.	350,000	263,296	*
Electric - Generation 5.93%
China Power International Development Ltd.	653,000	257,088
China Resources Power Holdings Co., Ltd.	88,000	249,927
Huadian Fuxin Energy Corp., Ltd., H shares	1,214,000	634,603
Huaneng Renewables Corp., Ltd., H shares	740,000	244,406
		1,386,024
Electric Products - Miscellaneous 0.68%
Hermes Microvision, Inc.	4,000	158,580
Energy - Alternate Sources 0.24%
Xinyi Solar Holdings Ltd.	222,000	56,996
Entertainment Software 2.01%
Kingsoft Corp., Ltd.	156,000	469,937
Finance - Investment Banker/Broker 0.96%
CITIC Securities Co., Ltd., H shares	101,500	224,499
Finance - Other Services 0.51%
Hong Kong Exchanges & Clearing Ltd.	6,400	119,385
Food - Miscellaneous/Diversified 1.04%
Universal Robina Corp.	69,000	244,080

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Gas - Distribution 2.45%
Beijing Enterprises Holdings Ltd.	30,000	$283,666
China Gas Holdings Ltd.	140,000	289,086
		572,752
Gold Mining 1.65%
Besra Gold, Inc.	354,110	13,282	*
Zhaojin Mining Industry Co., Ltd., H shares	645,000	372,761
		386,043
Internet Application Software 4.56%
Tencent Holdings Ltd.	69,500	1,065,471
Internet Connectivity Services 0.56%
21Vianet Group, Inc., Sponsored ADR	4,400	131,868	*
Internet Content - Entertainment 2.05%
NetEase, Inc., Sponsored ADR	5,352	419,383
Youku Tudou, Inc., Sponsored ADR	2,500	59,650	*
		479,033
Internet Content - Information/Network 2.45%
YY, Inc., Sponsored ADR	7,600	573,800	*
Internet Security 2.36%
Qihoo 360 Technology Co., Ltd., Sponsored ADR	6,000	552,240	*
Investment Management/Advisory Services 0.48%
China Cinda Asset Management Co., Ltd., H shares	224,000	111,372	*
Life/Health Insurance 1.81%
AIA Group Ltd.	40,500	204,068
China Life Insurance Co., Ltd., Sponsored ADR	5,600	219,576
		423,644
Machine Tools & Related Products 2.17%
Techtronic Industries Co., Ltd.	158,500	508,472
Medical - Biomedical/Gene 1.90%
Bloomage Biotechnology Corp., Ltd.	172,500	444,073
Medical - Drugs 3.58%
CSPC Pharmaceutical Group Ltd.	190,500	151,956
Lijun International Pharmaceutical Holding Co., Ltd.	646,500	247,736

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Medical - Drugs (cont'd)
PT Kalbe Farma Tbk	970,500	$135,996
Shanghai Fosun Pharmaceutical Group Co., Ltd., H shares	17,500	65,365
Sino Biopharmaceutical Ltd.	288,000	235,773
		836,826
Medical - Wholesale Drug Distribution 0.57%
Sinopharm Group Co., Ltd., H shares	48,000	133,211
Medical Products 1.51%
China Medical System Holdings Ltd.	288,750	353,582
Multi-line Insurance 1.44%
Ping An Insurance (Group) Company of China Ltd., H shares	43,500	336,591
Non - Ferrous Metals 0.10%
Sterling Group Ventures, Inc., 144A	500,000	22,150	*
Oil - Field Services 1.00%
Sinopec Engineering Group Co., Ltd., H shares	208,200	234,853
Oil Companies - Exploration & Production 1.22%
CNOOC Ltd., Sponsored ADR	1,590	285,071
Oil Companies - Integrated 3.30%
China Petroleum & Chemical Corp., Sponsored ADR	2,600	247,078
PetroChina Co., Ltd., H shares	416,500	523,878
		770,956
Oil Field Machinery & Equipment 0.89%
CIMC Enric Holdings Ltd.	158,000	208,416
Oil Refining & Marketing 0.25%
Thai Oil PCL	36,000	57,784
Petrochemicals 0.00%
Danhua Chemical Technology Co., Ltd., B shares	2	1	*
Power Converters/Supply Equipment 1.66%
Delta Electronics, Inc.	53,400	389,108
Retail - Home Furnishings 0.49%
Man Wah Holdings Ltd.	72,000	115,052

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Common Stocks (cont'd)	Shares	Value
Retail - Jewelry 0.00%
Lao Feng Xiang Co., Ltd., B shares	1	$3
Retail - Petroleum Products 0.48%
NewOcean Energy Holdings Ltd.	150,000	112,286
Semiconductor Components - Integrated Circuits 1.10%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	12,000	256,680
Telecom Services 0.98%
China Telecom Corp., Ltd., H shares	468,000	229,531
Therapeutics 0.26%
Tong Ren Tang Technologies Co., Ltd., H shares	42,000	60,910
Water Treatment Systems 2.85%
Beijing Enterprises Water Group Ltd.	700,000	468,400
Sound Global Ltd.	210,000	196,415
		664,815
Web Portals/Internet Service Providers 0.74%
Baidu, Inc., Sponsored ADR	630	117,690	*
Xunlei Ltd., Sponsored ADR	3,700	55,389	*
		173,079
Total Common Stocks		21,209,206
(cost $19,063,826)
Exchange-Traded Funds (ETF) 2.50%
iShares China Large-Capital ETF	400	14,816
iShares FTSE A50 China Index ETF	110,300	120,032
iShares MSCI Malaysia ETF	7,200	114,336
iShares MSCI Philippines ETF	2,600	95,758
iShares MSCI South Korea Capped ETF	1,800	117,036
iShares MSCI Thailand Capped ETF	1,600	123,536
Total Exchange-Traded Funds		585,514
(cost $587,414)

See notes to portfolios of investments and notes to financial statements.

China Region Fund

Portfolio of Investments (unaudited)  June 30, 2014

Purchased Call Option 0.07%	Contracts	Value
Diversified Banking Institutions 0.07%
HSBC Holdings plc, Strike Price 55, Expiration Jan. 2015	300	$16,350
(cost $76,697)
Total Investments 93.29%		21,811,070
(cost $19,727,937)
Other assets and liabilities, net 6.71%		1,568,650
Net Assets 100%		$23,379,720

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments (unaudited)  June 30, 2014

Legend

*  Non-income producing security

+  Affiliated company (see following)

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

GO  General Obligation Bond

RS  Restricted Security (see following)

ZCB  Zero Coupon Bond

#  Illiquid security

@  Security was fair valued at June 30, 2014, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at June 30, 2014, were 4.15% of Holmes Macro Trends Fund, 7.57% of Global Resources Fund, 3.04% of World Precious Minerals Fund and 0.77% of Gold and Precious Metals Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

144A  Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2014.

Fair Valuation of Securities

For the Funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The measurement requirements established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Notes to Portfolios of Investments (unaudited)  June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term U.S. government obligations maturing in sixty days or less are valued using amortized cost. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 – Prices determined using significant unobservable inputs (including the Fund's own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

The following table summarizes the valuation of each Fund's securities as of June 30, 2014, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities Ultra-Short Bond Fund
Investments in Securities* U.S. Government and Agency Obligations	$—	$67,683,956	$—	$67,683,956
Total	$—	$67,683,956	$—	$67,683,956
Near-Term Tax Free Fund
Investments in Securities* Municipal Bonds	$—	$55,691,066	$—	$55,691,066
Total	$—	$55,691,066	$—	$55,691,066

Notes to Portfolios of Investments (unaudited)  June 30, 2014

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
All American Equity Fund
Investments in Securities* Common Stocks	$22,101,504	$—	$—	$22,101,504
Total	$22,101,504	$—	$—	$22,101,504
Holmes Macro Trends Fund
Investments in Securities* Common Stocks:
Electric - Generation	$—	$—	$280,223	$280,223
Energy - Alternate Sources	—	—	74,820	74,820
Medical - Hospitals	—	—	—	—
Quarrying	162,758	—	908,440	1,071,198
Real Estate Operating/Development	—	—	588,530	588,530
All Other Common Stocks	44,853,629	—	—	44,853,629
Exchange-Traded Fund	531,120	—	—	531,120
Warrants:
Gold Mining	70	—	—	70
Master Limited Partnership	529,000	—	—	529,000
Gold-Linked Notes	—	288,750	—	288,750
Silver-Linked Note	212,000	—	—	212,000
Corporate Notes	—	—	305,823	305,823
Total	$46,288,577	$288,750	$2,157,836	$48,735,163
Global Resources Fund
Investments in Securities* Common Stocks:
Agricultural Chemicals	$—	$83,121	$—	$83,121
Agricultural Operations	3,528,800	1,806,680	—	5,335,480
Coal	1,488,814	2,925,678	—	4,414,492
Diversified Minerals	6,614,833	1,283,274	—	7,898,107
Electric - Generation	—	—	3,908,348	3,908,348
Energy - Alternate Sources	—	—	1,795,680	1,795,680
Gold Mining	18,960,916	87,752	943	19,049,611
Medical - Hospitals	—	—	—	—
Metal - Copper	—	187,415	—	187,415
Metal - Diversified	7,636,843	1,142,451	—	8,779,294
Metal - Iron	84,392	47,998	—	132,390
Mining Services	—	558,687	539,453	1,098,140
Natural Resource Technology	—	—	50,947	50,947
Oil Companies - Exploration & Production	88,041,891	11,657,439	—	99,699,330
Power Converters/Supply Equipment	—	3,764,286	—	3,764,286
Precious Metals	—	726,439	—	726,439
Quarrying	—	—	4,945,780	4,945,780
Real Estate Operating/Development	—	—	10,270,602	10,270,602
All Other Common Stocks	144,613,028	—	—	144,613,028
Exchange-Traded Funds	2,482,770	1,725,878	—	4,208,648
Trusts	106,754	—	—	106,754
Warrants:
Diversified Minerals	—	—	—	—
Gold Mining	3,171,929	—	—	3,171,929
Metal - Copper	—	—	—	—
Oil Companies - Exploration & Production	—	56,261	—	56,261
All Other Warrants	13,714	—	—	13,714

Notes to Portfolios of Investments (unaudited)  June 30, 2014

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (cont'd)
Investments in Securities* (cont'd)
Purchased Call Options	$—	$1,620,250	$—	$1,620,250
Purchased Put Option	—	114,069	—	114,069
Master Limited Partnerships	8,049,763	—	—	8,049,763
Convertible Bond	—	300,000	—	300,000
Gold-Linked Notes	—	6,710,250	—	6,710,250
Silver-Linked Notes	3,352,500	—	—	3,352,500
Corporate Notes	—	—	3,866,108	3,866,108
Total	$288,146,947	$34,797,928	$25,377,861	$348,322,736
Other Financial Instruments** Written Call Option	$112,000	$—	$—	$112,000
World Precious Minerals Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$1,011,224	$—	$1,011,224
Coal	390,960	1,786,640	—	2,177,600
Diamonds/Precious Stones	3,046,820	468,291	—	3,515,111
Diversified Minerals	3,003,936	244,782	—	3,248,718
Gold Mining	74,609,189	3,231,210	2,117,750	79,958,149
Investment Companies	—	—	3,736	3,736
Medical - Hospitals	—	—	—	—
Metal - Copper	1,088,659	13,924	—	1,102,583
Metal - Diversified	15,398,972	1,839,951	—	17,238,923
Mining Services	345,070	855,119	—	1,200,189
Oil Companies - Exploration & Production	—	—	—	—
Precious Metals	4,358,284	2,852,164	—	7,210,448
All Other Common Stocks	13,016,894	—	—	13,016,894
Exchange-Traded Funds	1,195,812	—	—	1,195,812
Warrants:
Finance - Investment Banker/Broker	—	—	—	—
Gold Mining	4,861,089	—	—	4,861,089
Metal - Copper	—	—	—	—
Metal - Diversified	—	110,928	—	110,928
All Other Warrants	1,149,890	—	—	1,149,890
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—
Purchased Call Options	—	5,321,937	—	5,321,937
Gold-Linked Notes	—	4,545,000	—	4,545,000
Silver-Linked Notes	4,387,500	—	—	4,387,500
Corporate Notes	—	—	1,377,273	1,377,273
Total	$126,853,075	$22,281,170	$3,498,759	$152,633,004
Gold and Precious Metals Fund
Investments in Securities* Common Stocks:
Gold Mining	$43,292,473	$6,212,332	$—	$49,504,805
Medical - Hospitals	—	—	—	—
Precious Metals	597,497	825,595	—	1,423,092
All Other Common Stocks	10,901,540	—	—	10,901,540
Exchange-Traded Funds	6,648,896	—	—	6,648,896
Warrants:
Gold Mining	4,028,634	—	—	4,028,634
All Other Warrants	795,161	—	—	795,161

Notes to Portfolios of Investments (unaudited)  June 30, 2014

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold and Precious Metals Fund (cont'd)
Investments in Securities* (cont'd)
Purchased Call Options	$—	$3,531,659	$—	$3,531,659
Gold-Linked Notes	—	2,298,750	—	2,298,750
Silver-Linked Notes	2,302,000	—	—	2,302,000
Corporate Notes	—	—	745,849	745,849
Total	$68,566,201	$12,868,336	$745,849	$82,180,386
Emerging Europe Fund
Investments in Securities* Common Stocks:
Cellular Telecommunication	$2,898,000	$2,270,837	$—	$5,168,837
Oil Companies - Exploration & Production	1,955,827	2,116,425	—	4,072,252
Transportation - Marine	270,276	—	—	270,276
All Other Common Stocks	—	83,091,841	—	83,091,841
Closed-End Investment Company	—	1,763,159	—	1,763,159
Warrants	3,726,233	—	—	3,726,233
Corporate Note	—	766,800	—	766,800
Total	$8,850,336	$90,009,062	$—	$98,859,398
China Region Fund
Investments in Securities* Common Stocks:
Applications Software	$616	$—	$—	$616
Business-to-Business/E-Commerce	137,632	—	—	137,632
Diversified Minerals	30,944	—	—	30,944
E-Commerce/Products	469,721	—	—	469,721
Gold Mining	13,282	372,761	—	386,043
Internet Connectivity Services	131,868	—	—	131,868
Internet Content - Entertainment	479,033	—	—	479,033
Internet Content - Information/Network	573,800	—	—	573,800
Internet Security	552,240	—	—	552,240
Life/Health Insurance	219,576	204,068	—	423,644
Non - Ferrous Metals	22,150	—	—	22,150
Oil Companies - Exploration & Production	285,071	—	—	285,071
Oil Companies - Integrated	247,078	523,878	—	770,956
Semiconductor Components - Integrated Circuits	256,680	—	—	256,680
Web Portals/Internet Service Providers	173,079	—	—	173,079
All Other Common Stocks	—	16,515,729	—	16,515,729
Exchange-Traded Funds	465,482	120,032	—	585,514
Purchased Call Option	—	16,350	—	16,350
Total	$4,058,252	$17,752,818	$—	$21,811,070

*  Refer to the Portfolio of Investments for a detailed list of the Fund's investments.

**  Other financial instruments include currency contracts and written options. Currency contracts are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date.

Notes to Portfolios of Investments (unaudited)  June 30, 2014

Fund	Transfers From Level 1 to Level 2*		Transfers From Level 2 to Level 1*
Global Resources	$1,180,296	(1)	$494,728	(2)
			1,067,561	(3)
World Precious Minerals	813,372	(1)	290,359	(2)
			648,874	(3)
Emerging Europe	197,868	(1)	—

*  The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)  Securities were valued at the mean between bid and ask quotations at the end of the current period, but at a quoted price at the end of the prior fiscal year.

(2)  Securities were valued at a quoted price at the end of the current period, but at the mean between bid and ask quotations at the end of the prior fiscal year.

(3)  Transfer resulted from the expiration of a regulatory hold.

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2014, through June 30, 2014:

	Common Stocks	Warrants	Corporate Notes	Total
Holmes Macro Trends Fund
Beginning Balance 12/31/13	$2,451,810	$—	$250,000	$2,701,810
Purchases	—	—	55,823	55,823
Sales	(572,000)	—	—	(572,000)
Total realized gain (loss)	172,000	—	—	172,000
Net change in unrealized appreciation (depreciation)	(199,797)	—	—	(199,797)
Ending Balance 06/30/14	$1,852,013	$—	$305,823	$2,157,836
Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/14(1)	$(214,533)	$—	$—	$(214,533)
	Common Stocks	Warrants	Corporate Notes	Total
Global Resources Fund
Beginning Balance 12/31/13	$24,073,774	$—	$3,000,000	$27,073,774
Purchases	448	—	866,108	866,556
Sales	(1,949,707)	—	—	(1,949,707)
Total realized gain (loss)	(4,221,805)	—	—	(4,221,805)
Net change in unrealized appreciation (depreciation)	4,309,920	—	—	4,309,920
Transfers out of Level 3*	(700,877)	—	—	(700,877)
Ending Balance 06/30/14	$21,511,753	$—	$3,866,108	$25,377,861
Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/14(1)	$(110,959)	$—	$—	$(110,959)

Notes to Portfolios of Investments (unaudited)  June 30, 2014

	Common Stocks	Warrants	Special Warrants	Corporate Notes	Total
World Precious Minerals Fund
Beginning Balance 12/31/13	$2,364,876	$—	$—	$800,000	$3,164,876
Purchases	7,287	—	—	577,273	584,560
Sales	(2,574,000)	—	—	—	(2,574,000)
Total realized gain (loss)	1,374,000	—	—	—	1,374,000
Net change in unrealized appreciation (depreciation)	949,323	—	—	—	949,323
Transfers into Level 3*	—	—	—	—	—
Ending Balance 06/30/14	$2,121,486	$—	$—	$1,377,273	$3,498,759
Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/14(1)	$1,483,011	$—	$—	$—	$1,483,011

	Common Stocks	Warrants	Corporate Notes	Total
Gold and Precious Metals Fund
Beginning Balance 12/31/13	$7,453	$—	$300,000	$307,453
Purchases	—	—	445,849	445,849
Net change in unrealized appreciation (depreciation)	(7,453)	—	—	(7,453)
Transfers into Level 3*	—	—	—	—
Ending Balance 06/30/14	$—	$—	$745,849	$745,849
Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/14(1)	$(7,453)	$—	$—	$(7,453)

*  The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)  The amounts shown represent the net change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to only those investments still held and classified as Level 3 at June 30, 2014.

Significant unobservable inputs developed by the Valuation Committee for Level 3 investments held at June 30, 2014, are as follows:

	Fair Value at 06/30/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Macro Trends Fund
Investments in Securities Common Stocks	$1,571,790	Market Transaction(1)	Discount/ Premium	100% discount- 10% premium (4% discount)
Common Stocks	280,223	Method of Comparables Pricing(2)	Multiples	3.2-25.5 (4.6)
Corporate Notes	305,823	Market Transaction(1)	Discount	0%
Global Resources Fund
Investments in Securities Common Stocks	17,603,405	Market Transaction(1)	Discount/ Premium	100% discount- 10% premium (4% discount)
Common Stocks	3,908,348	Method of Comparables Pricing(2)	Multiples	3.2-25.5 (4.6)
Corporate Notes	3,866,108	Market Transaction(1)	Discount	0%

Notes to Portfolios of Investments (unaudited)  June 30, 2014

	Fair Value at 06/30/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
World Precious Minerals Fund
Investments in Securities Common Stocks	$2,121,486	Market Transaction(1)	Discount	0%-100% discount (47% discount)
Warrants	—	Market Transaction(1)	Discount	0%-100% discount (100% discount)
Special Warrants	—	Market Transaction(1)	Discount	100%
Corporate Notes	1,377,273	Market Transaction(1)	Discount	0%
Gold and Precious Metals Fund
Investments in Securities Common Stocks	—	Market Transaction(1)	Discount	100%
Warrants	—	Market Transaction(1)	Discount	0%-100% discount (100% discount)
Corporate Notes	745,849	Market Transaction(1)	Discount	0%

(1)  Market Transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount or premium as discussed below.

(2)  The Method of Comparables Pricing valuation technique involves determining a comparable group of companies that exhibit similar characteristics to that of the Level 3 security (the Comparables), gathering information about the Comparables to determine their range of valuation multiples and selecting the appropriate multiple within the determined range of the Comparables to apply in valuing the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation. For certain securities, the last known market transaction is increased or decreased by changes in a market index or industry peers as approved by the Valuation Committee.

Affiliated Companies - Indicated in Portfolio of Investments as "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2014.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2013	Additions	Reductions	June 30, 2014
Africa Oilfield Logistics Ltd.	54,624,983	50,000	—	54,674,983
African Potash Ltd.	14,967,500	—	(542,500)	14,425,000
Agriterra Ltd.	68,588,600	261,176	—	68,849,776
Pacific Coal Resources Ltd.	3,522,061	823,353	—	4,345,414
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Pacific Stone Tech, Inc.	22,659	—	—	22,659
Sunridge Gold Corp.	10,833,788	100,000	—	10,933,788

Notes to Portfolios of Investments (unaudited)  June 30, 2014

At June 30, 2014, the value of investments in affiliated companies was $21,368,421, representing 6.11% of net assets, and the total cost was $46,404,761. Net realized losses on transactions were $12,157, and there was no income earned for the period.

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2013	Additions	Reductions	June 30, 2014
Candente Gold Corp.	5,640,000	—	—	5,640,000
Canyon Resources Ltd.	4,337,729	6,168,864	—	10,506,593
Gran Colombia Gold Corp.	1,182,849	285,606	(273,193)	1,195,262
Klondex Mines Ltd.	5,868,208	—	—	5,868,208
Mammoth Resources Corp.	1,600,000	250,000	—	1,850,000
Mirasol Resources Ltd.	2,274,900	30,100	—	2,305,000
Moss Lake Gold Mines Ltd.	3,354,500	50,000	(3,404,500)	—	(a)(b)
Orex Minerals, Inc.	2,584,000	3,534,500	—	6,118,500
TriStar Gold, Inc.	1,392,000	6,828,500	—	8,220,500
West Kirkland Mining, Inc.	1,550,000	3,100,000	(300,000)	4,350,000	(a)

At June 30, 2014, the value of investments in affiliated companies was $19,860,322, representing 11.89% of net assets, and the total cost was $44,828,281. Net realized losses on transactions were $5,084,613, and there was no income earned for the period.

(a)  At June 30, 2014, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

(b)  Company was acquired by Wesdome Gold Mines Ltd. during the period. The acquiring company is not defined as an affiliate.

Restricted Securities - Indicated in Portfolio of Investments as "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Macro Trends Fund	Acquisition Date	Cost per Share/Unit
Pacific Coal Resources Ltd., Corporate Note (July 2014)	02/10/14	$100.00
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.24

As of June 30, 2014, the total cost of restricted securities was $1,755,823, and the total value was $2,157,836, representing 4.15% of net assets.

Notes to Portfolios of Investments (unaudited)  June 30, 2014

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Encanto Potash Corp., 144A	04/14/14	$0.16
Encanto Potash Corp., 144A, Warrants (October 2015)	04/14/14	$0.00
GoviEx Uranium, Inc., 144A, Class A	06/16/14	$2.15
GoviEx Uranium, Inc., 144A, Class B	10/04/07	$1.96
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Coal Resources Ltd., Corporate Note (September 2014)	04/21/14	$100.00
Pacific Coal Resources Ltd., Corporate Note (November 2014)	05/09/14	$100.00
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22

As of June 30, 2014, the total cost of restricted securities was $20,665,342, and the total value was $25,963,256, representing 7.42% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Balmoral Resources Ltd.	06/24/14	$0.84
Orex Minerals, Inc., 144A, Warrants (March 2016)	03/24/14	$0.00
Pacific Coal Resources Ltd., Corporate Note (November 2014)	06/10/14	$100.00
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00
Taurus Gold Ltd., 144A	05/31/11-05/29/13	$1.17
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049)	08/14/97	$0.50

As of June 30, 2014, the total cost of restricted securities was $5,387,628, and the total value was $4,975,361, representing 2.98% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Pacific Coal Resources Ltd., Corporate Note (July 2014)	02/10/14	$100.00
Pacific Coal Resources Ltd., Corporate Note (November 2014)	06/10/14	$100.00
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00

As of June 30, 2014, the total cost of restricted securities was $745,849, and the total value was $745,849, representing 0.77% of net assets.

Statements of Assets and Liabilities (unaudited)

	U.S. Government Securities Ultra-Short Bond Fund	Near-Term Tax Free Fund
Investments, at identified cost	$67,523,175	$54,009,406
Assets
Investments, at value:
Securities	$67,683,956	$55,691,066
Cash	886,872	5,820,105
Receivables:
Investments sold	—	—
Dividends and interest	128,014	710,318
Capital shares sold	9,768	22,231
From adviser	157	—
Other assets	22,323	10,170
Total Assets	68,731,090	62,253,890
Liabilities
Payables:
Investments purchased	—	—
Capital shares redeemed	104,022	210,941
Adviser and affiliates	—	910
Dividends and distributions	3,300	17,822
Accounts payable and accrued expenses	47,392	39,555
Total Liabilities	154,714	269,228
Net Assets	$68,576,376	$61,984,662
Net Assets Consist of:
Paid-in capital	$68,412,990	$60,856,049
Accumulated undistributed net investment income (distributions in excess of net investment income)	2,605	27,361
Accumulated net realized gain (loss) on investments and foreign currencies	—	(580,408)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	160,781	1,681,660
Net assets applicable to capital shares outstanding	$68,576,376	$61,984,662
By share class
Net Assets
Investor class	$68,576,376	$61,984,662
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	34,212,569	27,462,150
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$2.00	$2.26

See accompanying notes to financial statements.

June 30, 2014

	All American Equity Fund	Holmes Macro Trends Fund
Investments, at identified cost	$18,984,976	$41,734,139
Assets
Investments, at value:
Securities	$22,101,504	$48,735,163
Cash	1,452,359	3,129,328
Receivables:
Investments sold	147,202	441,605
Dividends and interest	13,267	29,642
Capital shares sold	2,979	2,008
From adviser	—	—
Other assets	10,729	15,518
Total Assets	23,728,040	52,353,264
Liabilities
Payables:
Investments purchased	—	253,460
Capital shares redeemed	7,759	16,517
Adviser and affiliates	22,718	58,121
Dividends and distributions	—	—
Accounts payable and accrued expenses	31,184	45,392
Total Liabilities	61,661	373,490
Net Assets	$23,666,379	$51,979,774
Net Assets Consist of:
Paid-in capital	$17,803,378	$39,427,357
Accumulated undistributed net investment income (distributions in excess of net investment income)	(66,525)	(440,840)
Accumulated net realized gain (loss) on investments and foreign currencies	2,812,998	5,992,234
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	3,116,528	7,001,023
Net assets applicable to capital shares outstanding	$23,666,379	$51,979,774
By share class
Net Assets
Investor class	$23,666,379	$51,979,774
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	719,000	2,161,523
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$32.92	$24.05

Statements of Assets and Liabilities (unaudited)

	Global Resources Fund	World Precious Minerals Fund	Gold and Precious Metals Fund
Investments, at identified cost	$394,395,459	$245,141,308	$94,962,610
Assets
Investments, at value:
Securities of unaffiliated issuers	$326,954,315	$132,772,682	$82,180,386
Securities of affiliated issuers	21,368,421	19,860,322	—
Cash	5,306,329	12,958,694	13,491,916
Foreign currencies (Cost $18,460, $114,095, $56,270, $2 and $61,757)	18,475	114,232	56,334
Receivables:
Investments sold	7,233,784	5,669,722	3,348,208
Dividends and interest	170,129	40,807	23,798
Capital shares sold	169,491	269,959	405,073
Other assets	76,798	49,475	36,985
Total Assets	361,297,742	171,735,893	99,542,700
Liabilities
Payables:
Investments purchased	10,683,645	4,273,647	1,988,983
Capital shares redeemed	141,809	152,082	42,304
Adviser and affiliates	273,515	198,695	89,668
Accounts payable and accrued expenses	141,637	118,141	82,751
Written options at value (Premiums $103,040, $0, $0, $0 and $0)	112,000	—	—
Total Liabilities	11,352,606	4,742,565	2,203,706
Net Assets	$349,945,136	$166,993,328	$97,338,994
Net Assets Consist of:
Paid-in capital	$731,420,851	$509,207,056	$184,346,370
Accumulated undistributed net investment income (distributions in excess of net investment income)	(2,846,770)	(8,127,236)	(2,069,340)
Accumulated net realized loss on investments and foreign currencies	(332,544,410)	(241,581,545)	(72,156,979)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(46,084,535)	(92,504,947)	(12,781,057)
Net assets applicable to capital shares outstanding	$349,945,136	$166,993,328	$97,338,994
By share class
Net Assets
Investor class	$318,925,660	$166,519,027	$97,338,994
Institutional class	31,019,476	474,301	N/A
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	30,789,719	22,546,208	12,695,010
Institutional class	3,003,853	63,999	N/A
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$10.36	$7.39	$7.67
Institutional class	10.33	7.41	N/A

See accompanying notes to financial statements.

June 30, 2014

	Emerging Europe Fund	China Region Fund
Investments, at identified cost	$92,772,243	$19,727,937
Assets
Investments, at value:
Securities of unaffiliated issuers	$98,859,398	$21,811,070
Securities of affiliated issuers	—	—
Cash	1,919,724	1,991,004
Foreign currencies (Cost $18,460, $114,095, $56,270, $2 and $61,757)	2	61,755
Receivables:
Investments sold	1,006,191	368,356
Dividends and interest	659,240	140,604
Capital shares sold	1,926	1,231
Other assets	36,610	16,802
Total Assets	102,483,091	24,390,822
Liabilities
Payables:
Investments purchased	—	906,823
Capital shares redeemed	188,474	28,597
Adviser and affiliates	137,091	18,390
Accounts payable and accrued expenses	92,578	57,292
Written options at value (Premiums $103,040, $0, $0, $0 and $0)	—	—
Total Liabilities	418,143	1,011,102
Net Assets	$102,064,948	$23,379,720
Net Assets Consist of:
Paid-in capital	$402,708,412	$40,741,283
Accumulated undistributed net investment income (distributions in excess of net investment income)	2,492,266	63,466
Accumulated net realized loss on investments and foreign currencies	(309,224,218)	(19,509,019)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	6,088,488	2,083,990
Net assets applicable to capital shares outstanding	$102,064,948	$23,379,720
By share class
Net Assets
Investor class	$102,064,948	$23,379,720
Institutional class	N/A	N/A
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	12,118,691	2,880,539
Institutional class	N/A	N/A
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$8.42	$8.12
Institutional class	N/A	N/A

Statements of Operations (unaudited)

Net Investment Income	U.S. Government Securities Ultra-Short Bond Fund	Near-Term Tax Free Fund
Income:
Dividends from unaffiliated issuers	$—	$—
Foreign tax withheld on dividends	—	—
Net dividends	—	—
Interest and other	227,237	865,467
Total income	227,237	865,467
Expenses:
Management fee	178,178	153,203
Administrative services fee	40,595	35,600
Transfer agent fees and expenses	38,047	27,780
Accounting service fees and expenses	28,625	47,758
Professional fees	25,128	25,559
Distribution plan fee	—	—
Custodian fees	11,907	8,420
Shareholder reporting expenses	6,144	4,616
Registration fees	10,428	12,841
Trustee fees and expenses	15,512	15,478
Miscellaneous expenses	27,234	13,271
Total expenses before reductions	381,798	344,526
Expenses offset - Note 1 H	—	(727)
Expenses reimbursed - Note 3	(288,898)	(205,916)
Net expenses	92,900	137,883
Net Investment Income (Loss)	134,337	727,584
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	—	(15,057)
Written options	—	—
Foreign currency transactions	—	—
Net realized gain (loss)	—	(15,057)
Net change in unrealized appreciation (depreciation) of:
Investments	240,272	855,943
Other assets and liabilities denominated in foreign currencies	—	—
Net unrealized appreciation (depreciation)	240,272	855,943
Net Realized and Unrealized Gain (Loss) on Investments	240,272	840,886
Net Increase (Decrease) In Net Assets Resulting From Operations	$374,609	$1,568,470

See accompanying notes to financial statements.

For the Six Months Ended June 30, 2014

Net Investment Income	All American Equity Fund	Holmes Macro Trends Fund
Income:
Dividends from unaffiliated issuers	$191,983	$149,190
Foreign tax withheld on dividends	(467)	(2,307)
Net dividends	191,516	146,883
Interest and other	—	50,914
Total income	191,516	197,797
Expenses:
Management fee	96,965	288,974
Administrative services fee	16,529	31,421
Transfer agent fees and expenses	22,291	34,440
Accounting service fees and expenses	27,572	27,720
Professional fees	20,532	26,046
Distribution plan fee	28,923	66,155
Custodian fees	6,839	17,303
Shareholder reporting expenses	3,735	6,789
Registration fees	8,126	10,055
Trustee fees and expenses	15,512	15,478
Miscellaneous expenses	13,914	19,173
Total expenses before reductions	260,938	543,554
Expenses offset - Note 1 H	(151)	(584)
Expenses reimbursed - Note 3	(2,746)	—
Net expenses	258,041	542,970
Net Investment Income (Loss)	(66,525)	(345,173)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	2,049,444	4,605,620
Written options	—	13,146
Foreign currency transactions	—	(34)
Net realized gain (loss)	2,049,444	4,618,732
Net change in unrealized appreciation (depreciation) of:
Investments	(1,458,177)	(4,755,868)
Other assets and liabilities denominated in foreign currencies	—	3
Net unrealized appreciation (depreciation)	(1,458,177)	(4,755,865)
Net Realized and Unrealized Gain (Loss) on Investments	591,267	(137,133)
Net Increase (Decrease) In Net Assets Resulting From Operations	$524,742	$(482,306)

Statements of Operations (unaudited)

Net Investment Income	Global Resources Fund	World Precious Minerals Fund	Gold and Precious Metals Fund
Income:
Dividends from unaffiliated issuers	$1,415,491	$114,590	$150,437
Foreign tax withheld on dividends	(75,361)	(15,393)	(18,456)
Net dividends	1,340,130	99,197	131,981
Interest and other	906,763	581,117	296,254
Total income	2,246,893	680,314	428,235
Expenses:
Management fee	1,175,370	827,785	409,727
Administrative services fee	91,219	42,950	48,149
Administrative services fee - Investor class	76,947	37,725	—
Administrative services fee - Institutional class	9,312	266	—
Transfer agent fees and expenses	—	—	70,603
Transfer agent fees and expenses - Investor class	292,283	134,315	—
Transfer agent fees and expenses - Institutional class	30,067	7,717	—
Accounting service fees and expenses	67,667	35,679	33,176
Professional fees	63,447	46,559	34,711
Distribution plan fee	384,737	188,623	107,975
Custodian fees	88,152	74,052	45,335
Shareholder reporting expenses	—	—	18,448
Shareholder reporting expenses - Investor class	48,560	26,708	—
Shareholder reporting expenses - Institutional class	4,863	1,102	—
Registration fees	7,293	4,755	9,941
Registration fees - Investor class	7,712	6,534	—
Registration fees - Institutional class	7,363	5,264	—
Trustee fees and expenses	15,512	15,512	15,512
Miscellaneous expenses	91,372	59,323	43,667
Total expenses before reductions	2,461,876	1,514,869	837,244
Expenses offset - Note 1 H	(1,549)	(880)	(1,060)
Expenses reimbursed - Note 3	(51,604)	(26,745)	(11,364)
Net expenses	2,408,723	1,487,244	824,820
Net Investment Income (Loss)	(161,830)	(806,930)	(396,585)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	23,549,988	(21,103,881)	(13,932,099)
Securities from affiliated issuers	(12,157)	(5,084,613)	—
Written options	(44,104)	—	—
Foreign currency transactions	(6,256)	(15,927)	(4,144)
Net realized gain (loss)	23,487,471	(26,204,421)	(13,936,243)
Net change in unrealized appreciation (depreciation) of:
Investments	11,915,292	66,616,646	35,111,242
Written options	(8,960)	—	—
Other assets and liabilities denominated in foreign currencies	(2,743)	4,282	1,596
Net unrealized appreciation (depreciation)	11,903,589	66,620,928	35,112,838
Net Realized and Unrealized Gain (Loss) on Investments	35,391,060	40,416,507	21,176,595
Net Increase (Decrease) In Net Assets Resulting From Operations	$35,229,230	$39,609,577	$20,780,010
See accompanying notes to financial statements.

For the Six Months Ended June 30, 2014

Net Investment Income	Emerging Europe Fund	China Region Fund
Income:
Dividends from unaffiliated issuers	$2,055,575	$431,850
Foreign tax withheld on dividends	(264,879)	(19,629)
Net dividends	1,790,696	412,221
Interest and other	27,505	—
Total income	1,818,201	412,221
Expenses:
Management fee	658,856	145,645
Administrative services fee	57,668	17,025
Administrative services fee - Investor class	—	—
Administrative services fee - Institutional class	—	—
Transfer agent fees and expenses	126,675	29,972
Transfer agent fees and expenses - Investor class	—	—
Transfer agent fees and expenses - Institutional class	—	—
Accounting service fees and expenses	33,240	33,125
Professional fees	32,671	26,803
Distribution plan fee	131,771	30,164
Custodian fees	58,910	18,377
Shareholder reporting expenses	22,479	6,398
Shareholder reporting expenses - Investor class	—	—
Shareholder reporting expenses - Institutional class	—	—
Registration fees	10,362	8,430
Registration fees - Investor class	—	—
Registration fees - Institutional class	—	—
Trustee fees and expenses	15,512	15,512
Miscellaneous expenses	43,771	20,717
Total expenses before reductions	1,191,915	352,168
Expenses offset - Note 1 H	(570)	(261)
Expenses reimbursed - Note 3	—	(49,411)
Net expenses	1,191,345	302,496
Net Investment Income (Loss)	626,856	109,725
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	3,630,146	2,179,304
Securities from affiliated issuers	—	—
Written options	—	—
Foreign currency transactions	(90,113)	(7,397)
Net realized gain (loss)	3,540,033	2,171,907
Net change in unrealized appreciation (depreciation) of:
Investments	(9,939,412)	(2,813,762)
Written options	—	—
Other assets and liabilities denominated in foreign currencies	1,787	857
Net unrealized appreciation (depreciation)	(9,937,625)	(2,812,905)
Net Realized and Unrealized Gain (Loss) on Investments	(6,397,592)	(640,998)
Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,770,736)	$(531,273)

Statements of Changes in Net Assets

	U.S. Government Securities Ultra-Short Bond Fund		Near-Term Tax Free Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$134,337	$16,652	$727,584	$1,031,696
Net realized gain (loss)	—	—	(15,057)	(5,442)
Net unrealized appreciation (depreciation)	240,272	(79,491)	855,943	(474,896)
Net increase (decrease) in net assets from operations	374,609	(62,839)	1,568,470	551,358
Distributions to shareholders:
From net investment income
Investor class	(133,764)	(17,151)	(714,748)	(1,035,065)
From net capital gains
Investor class	—	—	—	—
Total distributions to shareholders	(133,764)	(17,151)	(714,748)	(1,035,065)
From capital share transactions:
Proceeds from shares sold Investor class	2,124,661	74,906,024	10,148,603	24,389,380
Issued from fund acquisition Investor class	—	—	—	16,401,859
Distributions reinvested Investor class	105,170	16,345	600,011	913,653
Proceeds from short-term trading fees Investor class	—	—	—	—
	2,229,831	74,922,369	10,748,614	41,704,892
Cost of shares redeemed Investor class	(9,121,386)	(140,040,374)	(11,501,190)	(23,846,979)
Net increase (decrease) in net assets from capital share transactions	(6,891,555)	(65,118,005)	(752,576)	17,857,913
Net Increase (Decrease) in Net Assets	(6,650,710)	(65,197,995)	101,146	17,374,206
Net Assets
Beginning of year	75,227,086	140,425,081	61,883,516	44,509,310
End of period	$68,576,376	$75,227,086	$61,984,662	$61,883,516
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$2,605	$2,032	$27,361	$14,525
Capital Share Activity
Investor class:
Shares sold	1,061,548	37,369,392	4,511,439	11,061,407
Shares issued on fund acquisiton	—	—	—	7,361,792
Shares reinvested	52,553	8,170	266,765	406,819
Shares redeemed	(4,555,070)	(70,020,187)	(5,118,383)	(10,634,299)
Net share activity	(3,440,969)	(32,642,625)	(340,179)	8,195,719

See accompanying notes to financial statements.

	All American Equity Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(66,525)	$(89,116)
Net realized gain (loss)	2,049,444	2,351,158
Net unrealized appreciation (depreciation)	(1,458,177)	3,753,621
Net increase (decrease) in net assets from operations	524,742	6,015,663
Distributions to shareholders:
From net investment income
Investor class	—	(45,897)
From net capital gains
Investor class	—	(1,422,808)
Total distributions to shareholders	—	(1,468,705)
From capital share transactions:
Proceeds from shares sold Investor class	2,029,396	3,898,820
Issued from fund acquisition Investor class	—	—
Distributions reinvested Investor class	—	1,435,360
Proceeds from short-term trading fees Investor class	24	171
	2,029,420	5,334,351
Cost of shares redeemed Investor class	(2,275,806)	(3,339,354)
Net increase (decrease) in net assets from capital share transactions	(246,386)	1,994,997
Net Increase (Decrease) in Net Assets	278,356	6,541,955
Net Assets
Beginning of year	23,388,023	16,846,068
End of period	$23,666,379	$23,388,023
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(66,525)	$—
Capital Share Activity
Investor class:
Shares sold	62,919	130,283
Shares issued on fund acquisiton	—	—
Shares reinvested	—	46,108
Shares redeemed	(70,776)	(112,837)
Net share activity	(7,857)	63,554

Statements of Changes in Net Assets

	Holmes Macro Trends Fund		Global Resources Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(345,173)	$(421,055)	$(161,830)	$1,025,692
Net realized gain (loss)	4,618,732	4,713,504	23,487,471	31,142,352
Net unrealized appreciation (depreciation)	(4,755,865)	9,777,265	11,903,589	(36,630,705)
Net increase (decrease) in net assets from operations	(482,306)	14,069,714	35,229,230	(4,462,661)
Distributions to shareholders:
From net investment income
Investor class	—	—	—	(11,927,336)
Institutional class	—	—	—	(2,316,939)
From net capital gains
Investor class	—	(2,495,923)	—	—
Total distributions to shareholders	—	(2,495,923)	—	(14,244,275)
From capital share transactions:
Proceeds from shares sold Investor class	2,102,692	2,119,439	8,826,383	41,069,671
Institutional class	—	—	10,475,249	21,314,286
Issued from fund acquisition Investor class	—	13,184,651	—	—
Distributions reinvested Investor class	—	2,401,379	—	11,426,683
Institutional class	—	—	—	2,302,573
Proceeds from short-term trading fees Investor class	70	37	2	733
Institutional class	—	—	—	45
	2,102,762	17,705,506	19,301,634	76,113,991
Cost of shares redeemed Investor class	(5,566,702)	(7,992,655)	(47,335,138)	(148,576,808)
Institutional class	—	—	(34,692,924)	(63,835,335)
Net increase (decrease) in net assets from capital share transactions	(3,463,940)	9,712,851	(62,726,428)	(136,298,152)
Net Increase (Decrease) in Net Assets	(3,946,246)	21,286,642	(27,497,198)	(155,005,088)
Net Assets
Beginning of year	55,926,020	34,639,378	377,442,334	532,447,422
End of period	$51,979,774	$55,926,020	$349,945,136	$377,442,334
Distributions in excess of net investment income, end of period	$(440,840)	$(95,667)	$(2,846,770)	$(2,684,940)
Capital Share Activity
Investor class:
Shares sold	88,581	155,136	935,160	4,231,140
Shares issued on fund acquisiton	—	550,754	—	—
Shares reinvested	—	102,404	—	1,264,014
Shares redeemed	(233,871)	(372,964)	(5,007,205)	(15,413,782)
Net share activity	(145,290)	435,330	(4,072,045)	(9,918,628)
Institutional class:
Shares sold	—	—	1,152,050	2,205,943
Shares reinvested	—	—	—	256,126
Shares redeemed	—	—	(3,642,414)	(6,624,446)
Net share activity	—	—	(2,490,364)	(4,162,377)

See accompanying notes to financial statements.

	World Precious Minerals Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(806,930)	$(1,736,491)
Net realized gain (loss)	(26,204,421)	(87,323,508)
Net unrealized appreciation (depreciation)	66,620,928	(66,538,071)
Net increase (decrease) in net assets from operations	39,609,577	(155,598,070)
Distributions to shareholders:
From net investment income
Investor class	—	—
Institutional class	—	—
From net capital gains
Investor class	—	—
Total distributions to shareholders	—	—
From capital share transactions:
Proceeds from shares sold Investor class	16,371,507	36,481,853
Institutional class	287,158	6,096,172
Issued from fund acquisition Investor class	—	—
Distributions reinvested Investor class	—	—
Institutional class	—	—
Proceeds from short-term trading fees Investor class	617	2,431
Institutional class	—	—
	16,659,282	42,580,456
Cost of shares redeemed Investor class	(23,076,981)	(67,001,940)
Institutional class	(3,923,311)	(2,076,310)
Net increase (decrease) in net assets from capital share transactions	(10,341,010)	(26,497,794)
Net Increase (Decrease) in Net Assets	29,268,567	(182,095,864)
Net Assets
Beginning of year	137,724,761	319,820,625
End of period	$166,993,328	$137,724,761
Distributions in excess of net investment income, end of period	$(8,127,236)	$(7,320,306)
Capital Share Activity
Investor class:
Shares sold	2,440,699	5,307,378
Shares issued on fund acquisiton	—	—
Shares reinvested	—	—
Shares redeemed	(3,453,790)	(9,022,153)
Net share activity	(1,013,091)	(3,714,775)
Institutional class:
Shares sold	41,947	898,155
Shares reinvested	—	—
Shares redeemed	(617,827)	(324,020)
Net share activity	(575,880)	574,135

Statements of Changes in Net Assets

	Gold and Precious Metals Fund		Emerging Europe Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(396,585)	$(538,618)	$626,856	$2,300,503
Net realized gain (loss)	(13,936,243)	(43,947,415)	3,540,033	2,411,741
Net unrealized appreciation (depreciation)	35,112,838	(36,513,770)	(9,937,625)	(9,574,694)
Net increase (decrease) in net assets from operations	20,780,010	(80,999,803)	(5,770,736)	(4,862,450)
Distributions to shareholders:
From net investment income
Investor class	—	—	—	(1,969,263)
Total distributions to shareholders	—	—	—	(1,969,263)
From capital share transactions:
Proceeds from shares sold Investor class	17,989,358	35,768,131	5,057,927	9,625,381
Distributions reinvested Investor class	—	—	—	1,853,073
Proceeds from short-term trading fees Investor class	391	5,074	3	8,743
	17,989,749	35,773,205	5,057,930	11,487,197
Cost of shares redeemed Investor class	(16,057,621)	(46,670,561)	(19,792,374)	(55,772,036)
Net increase (decrease) in net assets from capital share transactions	1,932,128	(10,897,356)	(14,734,444)	(44,284,839)
Net Increase (Decrease) in Net Assets	22,712,138	(91,897,159)	(20,505,180)	(51,116,552)
Net Assets
Beginning of year	74,626,856	166,524,015	122,570,128	173,686,680
End of period	$97,338,994	$74,626,856	$102,064,948	$122,570,128
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(2,069,340)	$(1,672,755)	$2,492,266	$1,865,410
Capital Share Activity
Investor class:
Shares sold	2,555,690	4,308,473	642,132	1,053,243
Shares reinvested	—	—	—	211,056
Shares redeemed	(2,298,737)	(6,004,151)	(2,425,507)	(6,170,181)
Net share activity	256,953	(1,695,678)	(1,783,375)	(4,905,882)

See accompanying notes to financial statements.

	China Region Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$109,725	$(33,801)
Net realized gain (loss)	2,171,907	43,701
Net unrealized appreciation (depreciation)	(2,812,905)	2,218,151
Net increase (decrease) in net assets from operations	(531,273)	2,228,051
Distributions to shareholders:
From net investment income
Investor class	—	(64,297)
Total distributions to shareholders	—	(64,297)
From capital share transactions:
Proceeds from shares sold Investor class	708,818	4,399,601
Distributions reinvested Investor class	—	59,607
Proceeds from short-term trading fees Investor class	1	5,270
	708,819	4,464,478
Cost of shares redeemed Investor class	(3,184,242)	(9,401,623)
Net increase (decrease) in net assets from capital share transactions	(2,475,423)	(4,937,145)
Net Increase (Decrease) in Net Assets	(3,006,696)	(2,773,391)
Net Assets
Beginning of year	26,386,416	29,159,807
End of period	$23,379,720	$26,386,416
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$63,466	$(46,259)
Capital Share Activity
Investor class:
Shares sold	88,609	573,138
Shares reinvested	—	7,414
Shares redeemed	(395,774)	(1,222,797)
Net share activity	(307,165)	(642,245)

Notes to Financial Statements (unaudited)  June 30, 2014

Note 1: Organization and Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of nine separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data.

B. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Adviser's Valuation Committee, under policies and procedures established by the Funds' Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds' Board of Trustees.

Notes to Financial Statements (unaudited)  June 30, 2014

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

C. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account. There were no repurchase agreements held at June 30, 2014.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Notes to Financial Statements (unaudited)  June 30, 2014

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2013 tax returns. The Funds' 2010, 2011, 2012 and 2013 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Government Securities Ultra-Short Bond and Near-Term Tax Free Funds accrue and pay dividends monthly. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Except for the U.S. Government Securities Ultra-Short Bond Fund, expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses.

Notes to Financial Statements (unaudited)  June 30, 2014

For the U.S. Government Securities Ultra-Short Bond Fund, credits earned on the Funds' cash balances are included in interest and other income.

I. Short-Term Trading (Redemption) Fees

Short-term trading (redemption) fees are assessed on the equity Funds equal to 0.05% of the amount redeemed on shares held seven days or less. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

J. Use of Estimates in Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of June 30, 2014, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements, except as discussed in Note 10.

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

Notes to Financial Statements (unaudited)  June 30, 2014

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

As of June 30, 2014, there were no securities held in escrow by the custodian as cover for call options written.

Transactions in written call options during the six-month period ended June 30, 2014, were as follows:

	Holmes Macro Trends Fund Call Options		Global Resources Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—	—	$—
Options written	100	13,146	1,200	784,235
Options closed	—	—	(1,000)	(681,195)
Options expired	(100)	(13,146)	—	—
Options exercised	—	—	—	—
Options outstanding at June 30, 2014	—	$—	200	$103,040

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on

Notes to Financial Statements (unaudited)  June 30, 2014

the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts at June 30, 2014.

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of June 30, 2014:

Location	Global Resources Fund	World Precious Minerals Fund	Gold and Precious Metals Fund	China Region Fund
Asset derivatives
Investments, at value Purchased options	$1,734,319	$5,321,937	$3,531,659	$16,350
Total	$1,734,319	$5,321,937	$3,531,659	$16,350
Liability derivatives
Written options, at value	$112,000	$—	$—	$—
Total	$112,000	$—	$—	$—

The following is a summary of the effect of derivative instruments on the Statements of Operations for the six-month period ended June 30, 2014:

Location	All American Equity Fund	Holmes Macro Trends Fund	Global Resources Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Purchased options	$(99,563)	$(269,842)	$820,168
Realized gain (loss) from written options	—	13,146	(44,104)
	(99,563)	(256,696)	776,064
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Purchased options	—	—	(190,670)
Net change in unrealized appreciation (depreciation) of written options	—	—	(8,960)
	—	—	(199,630)
Total	$(99,563)	$(256,696)	$576,434

Notes to Financial Statements (unaudited)  June 30, 2014

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Purchased options	$(6,924,691)	$(4,404,075)	$—	$(109,468)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts	—	—	(2,828)	—
	(6,924,691)	(4,404,075)	(2,828)	(109,468)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Purchased options	8,952,053	5,668,634	—	(95,224)
	8,952,053	5,668,634	—	(95,224)
Total	$2,027,362	$1,264,559	$(2,828)	$(204,692)

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the six-month period ended June 30, 2014, were approximately as follows:

Fund	Written Options	Purchased Options	Forward Currency Contracts
Holmes Macro Trends	$—	$8,571	$—
Global Resources	66,233	8,397,428	—
World Precious Minerals	—	6,232,249	—
Gold and Precious Metals	—	4,146,370	—
Emerging Europe	—	—	64,090
China Region	—	107,437	—

Note 3: Investment Advisory and Other Agreements

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through October 1, 2014, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund's investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

Notes to Financial Statements (unaudited)  June 30, 2014

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets
U.S. Government Securities Ultra-Short Bond	.50% of the first $250,000,000 and .375% of the excess
Near-Term Tax Free	.50%
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Macro Trends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%
China Region	1.25%

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Macro Trends	S&P Composite 1500 Index
Global Resources	Morgan Stanley Commodity Related Equity Index(1)
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
China Region	Hang Seng Composite Index

(1)  Effective July 2014, the benchmark index for the Global Resources Fund changed as discussed in Note 10.

Notes to Financial Statements (unaudited)  June 30, 2014

No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the six months ended June 30, 2014, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$4,412	N/A
Holmes Macro Trends	24,356	N/A
Global Resources	(439,841)	$(67,961)
World Precious Minerals	65,395	1,252
Gold and Precious Metals	21,016	N/A
Emerging Europe	—	N/A
China Region	(5,172)	N/A

Under an administrative services agreement, the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Gold and Precious Metals, Emerging Europe and China Region Funds compensate the Adviser at an annual rate of 0.10% of the average daily net assets of each Fund for administrative services provided, of which half is a fund-level fee and half is a class-level fee. The Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.10% of the average daily net assets for the Investor Class and 0.08% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

In addition, a $10,000 annual base administrative services fee is paid by each Fund. This is a fund-level fee.

The Investor Class shares for the equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets.

Notes to Financial Statements (unaudited)  June 30, 2014

The expenses for the period ended June 30, 2014, were limited as follows for the Investor Class: U.S. Government Securities Ultra-Short Bond Fund at 0.45%, All American Equity Fund at 2.20%, Holmes Macro Trends Fund at 2.20%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total operating expenses of Near-Term Tax Free at 0.45% on an annualized basis through December 31, 2014.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund and the World Precious Minerals Fund. These expense waivers are exclusive of any performance fee adjustments, and the Adviser can modify or terminate this arrangement at any time.

Under an agreement entered into while the U.S. Government Securities Ultra-Short Bond Fund was a money market fund, the Adviser had voluntarily agreed to waive fees and/or reimburse the Fund to the extent necessary to maintain the yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the Fund's yield to fall below the Minimum Yield. At June 30, 2014, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows: $736,531 (expires 12/31/2014), $509,874 (expires 12/31/2015) and $498,342 (expires 12/31/2016).

U.S. Bancorp Fund Services, LLC is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction- and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the six months ended June 30, 2014, in the amount of $75,801.

Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

Notes to Financial Statements (unaudited)  June 30, 2014

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the six months ended June 30, 2014, are summarized as follows:

Fund	Purchases	Sales
U.S. Government Securities Ultra-Short Bond	$25,373,304	$7,030,000
Near-Term Tax Free	2,231,539	3,354,217
All American Equity	22,075,839	23,235,890
Holmes Macro Trends	54,601,248	59,313,954
Global Resources	855,982,302	913,822,361
World Precious Minerals	41,110,836	60,517,307
Gold and Precious Metals	40,163,602	44,301,344
Emerging Europe	66,008,712	83,900,917
China Region	20,891,045	24,788,256

Note 5: Tax Information

The following table presents the income tax basis of securities owned at June 30, 2014, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$67,523,175	$164,565	$(3,784)	$160,781
Near-Term Tax Free	54,009,406	1,784,835	(103,175)	1,681,660
All American Equity	18,984,976	3,379,249	(262,721)	3,116,528
Holmes Macro Trends	41,734,139	7,929,651	(928,627)	7,001,024
Global Resources	394,395,459	43,995,252	(90,067,975)	(46,072,723)
World Precious Minerals	245,141,308	27,486,625	(119,994,929)	(92,508,304)
Gold and Precious Metals	94,962,610	12,263,343	(25,045,567)	(12,782,224)
Emerging Europe	92,772,243	14,687,783	(8,600,628)	6,087,155
China Region	19,727,937	2,628,432	(545,299)	2,083,133

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$—	$2,032	$—	$(79,491)
Near-Term Tax Free	—	11,666	—	825,717
All American Equity	—	444,619	318,935	4,574,705
Holmes Macro Trends	—	750,789	2,027,287	11,641,036
Global Resources	—	—	—	(63,561,543)
World Precious Minerals	—	—	—	(168,871,909)
Gold and Precious Metals	—	—	—	(50,112,835)
Emerging Europe	—	2,066,927	—	6,643,818
China Region	—	—	—	4,801,477

Notes to Financial Statements (unaudited)  June 30, 2014

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

The tax character of distributions paid during the six months ended June 30, 2014, were as follows (only funds that paid distributions are shown):

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Government Securities Ultra-Short Bond	$—	$133,764	$—	$133,764
Near-Term Tax Free	683,223	31,525	—	714,748

The tax character of distributions paid during the fiscal year ended December 31, 2013, were as follows (only funds that paid distributions are shown):

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Government Securities Ultra-Short Bond	$—	$17,151	$—	$17,151
Near-Term Tax Free	997,227	37,838	—	1,035,065
All American Equity	—	641,884	826,821	1,468,705
Holmes Macro Trends	—	859,008	1,636,915	2,495,923
Global Resources - Investor Class	—	11,927,336	—	11,927,336
Global Resources - Institutional Class	—	2,316,939	—	2,316,939
Emerging Europe	—	1,969,263	—	1,969,263
China Region	—	64,297	—	64,297

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Losses incurred during these years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. In addition, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered

Notes to Financial Statements (unaudited)  June 30, 2014

all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2013, are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2014	2015
U.S. Government Securities Ultra-Short Bond	$—	$—	$—	$—
Near-Term Tax Free (a)	147,588	198,493	202,719	2,488
All American Equity	—	—	—	—
Holmes Macro Trends (a)	—	—	—	388,714
Global Resources	89,307,979	1,579,936	—	—
World Precious Minerals	54,870,262	87,692,407	—	—
Gold and Precious Metals	30,005,639	22,755,227	—	—
Emerging Europe	642,919	1,336,381	—	—
China Region	6,611,500	—	—	—
	Expiration Date
Fund	2016	2017	2018	Total
U.S. Government Securities Ultra-Short Bond	$—	$—	$—	$—
Near-Term Tax Free (a)	10,809	722	2,532	565,351
All American Equity	—	—	—	—
Holmes Macro Trends (a)	995,675	—	—	1,384,389
Global Resources	—	259,212,512	—	350,100,427
World Precious Minerals	—	63,779,512	—	206,342,181
Gold and Precious Metals	—	—	—	52,760,866
Emerging Europe	28,524,678	257,523,539	15,445,946	303,473,463
China Region	15,020,267	—	—	21,631,767

(a)  Utilization of capital loss carryovers is subject to annual limitations.

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2013, as follows:

Fund	Post October 31, 2013 Capital Loss Deferral	Post October 31, 2013 Ordinary Loss Deferral
Global Resources	$1,864,394	$1,178,581
World Precious Minerals	6,150,444	458,771
Gold and Precious Metals	4,913,685	—
Emerging Europe	110,010	—

Note 6: Risks of Concentrations

The Near-Term Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

Notes to Financial Statements (unaudited)  June 30, 2014

Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The World Precious Minerals and Gold and Precious Metals Funds concentrate their investments in gold and other precious metals and minerals and, therefore, may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The funds invest in securities that typically respond to changes in the price of gold and other precious metals and minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental labor costs in mining; and changes in laws relating to mining or gold production or sales. Fluctuations in the prices of gold and other precious metals and minerals will affect the market values of the securities held by these funds.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe Fund may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $20,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended June 30, 2014. The U.S. Global Investors Funds paid BBH a total of $18,750 in commitment fees for the period ended June 30, 2014, under this arrangement.

Notes to Financial Statements (unaudited)  June 30, 2014

Note 8: Shares of Beneficial Interest

At June 30, 2014, the Adviser held 19.18% and 6.81% of the U.S. Government Securities Ultra-Short Bond Fund and the Near-Term Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

Note 9: 2013 Reorganizations

On December 20, 2013, the Near-Term Tax Free Fund acquired all of the net assets of the Tax Free Fund, a separate series of the Trust, pursuant to an Agreement and Plan of Reorganization. The Near-Term Tax Free Fund is the legal and accounting survivor. The purpose of the transaction was to combine two funds with the same investment objective and similar strategies and policies, as well as to seek anticipated economies of scale due to the larger asset size of the combined fund after the reorganization.

On December 20, 2013, the Holmes Growth Fund acquired all of the net assets of the MegaTrends Fund, a separate series of the Trust, pursuant to a plan of reorganization approved by the MegaTrends Fund shareholders on December 20, 2013. In connection with the reorganization, the name of the Holmes Growth Fund changed to Holmes Macro Trends Fund. The Holmes Macro Trends Fund is the legal and accounting survivor. The purpose of the transaction was to combine two funds with the same primary investment objective and similar strategies and policies, as well as to seek anticipated economies of scale due to the larger asset size of the combined fund after the reorganization.

The acquisitions were accomplished by a tax-free exchange of the following shares:

Merged Fund	Shares	Exchange Ratio	Acquiring Fund	Shares	Value
Tax Free Fund	1,356,152	5.428444	Near-Term Tax Free Fund	7,361,792	$16,401,859
MegaTrends Fund	1,279,187	0.430550	Holmes Growth Fund	550,754	$13,184,651

The net assets and unrealized appreciation immediately before the acquisitions were as follows:

Merged Fund	Net Assets	Unrealized Appreciation	Acquiring Fund	Net Assets
Tax Free Fund	$16,401,859	$562,300	Near-Term Tax Free Fund	$46,718,724
MegaTrends Fund	$13,184,651	$1,391,640	Holmes Growth Fund	$42,046,948

For financial reporting purposes, assets received and shares issued by each of the acquiring funds were recorded at fair value; however, the cost basis of the investments acquired from each of the merged funds was carried forward to align ongoing

Notes to Financial Statements (unaudited)  June 30, 2014

reporting of the acquiring funds' realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period, the acquiring funds' results of operations for the year ended December 31, 2013, would have been as follows:

	Near-Term Tax Free Fund		Holmes Macro Trends Fund
Net investment income (loss)	$1,709,109	(a)	$(492,008	)(c)
Net realized and unrealized gain (loss) on investments	$(1,851,554	)(b)	$17,471,507	(d)
Net increase (decrease) in net assets resulting from operations	$(142,445)		$16,979,499

(a)  $1,031,696 as reported, plus $628,796 from pre-merger Tax Free Fund and $48,617 net benefit from aligning fees, elimination of duplicative expenses and applying the contractual expense limitation of the acquiring fund.

(b)  $(480,338) as reported, plus $(1,371,216) from pre-merger Tax Free Fund.

(c)  $(421,055) as reported, plus $(105,790) from pre-merger MegaTrends Fund and $34,837 net benefit from aligning fees, elimination of duplicative expenses and applying the voluntary expense limitation of the acquiring fund.

(d)  $14,490,769 as reported, plus $2,980,738 from pre-merger MegaTrends Fund.

In the acquisitions, the Near-Term Tax Free Fund acquired $347,713 in capital loss carryforwards from the Tax Free Fund and the Holmes Macro Trends Fund acquired $11,284,894 in capital loss carryforwards from the MegaTrends Fund. The Near-Term Tax Free and Holmes Macro Trends Funds' use of acquired capital loss carryforwards may be limited under certain tax provisions.

For both transactions, because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the merged fund that have been included in the acquiring fund's Statement of Operations since December 20, 2013. In addition, because the merged fund and the acquiring fund sold and redeemed shares throughout the period, it is not practical to provide pro forma information on a per share basis.

Note 10: Subsequent Event

On July 4, Morgan Stanley discontinued its Morgan Stanley Commodity Related Index ("CRX"), which is the benchmark used by the Global Resources Fund to calculate its performance fee adjustment. The Fund has replaced the CRX with the S&P Global Natural Resources Index (Net Total Return), which includes 90 of the largest publicly traded companies in natural resources and commodities businesses across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Because the Fund's monthly performance fee adjustment is based on a rolling 12-month period, the Fund's performance will be compared for a period of time to

Notes to Financial Statements (unaudited)  June 30, 2014

a blend of the CRX and the S&P Global Natural Resources Index (Net Total Return), using the performance of the CRX through June 30, 2014, and the performance of the S&P Global Natural Resources Index (Net Total Return) after June 30, 2014. As each month passes, a month of the CRX performance will roll off and a month of the S&P Global Natural Resources Index (Net Total Return) will be added until the Fund's performance eventually will be compared exclusively to the S&P Global Natural Resources Index (Net Total Return) for determining the Fund's monthly performance fee adjustment.

Financial Highlights

U.S. Government Securities Ultra-Short Bond Fund*
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012*	2011*	2010*	2009*
Net asset value, beginning of period	$2.00	$2.00	$2.00	$2.00	$2.00	$2.00
Investment Activities
Net investment income (a)	—	—	—	—	—	—
Net realized and unrealized gain	— (a)	— (a)	—	—	— (a)	—
Total from investment activities (a)	—	—	—	—	—	—
Distributions from net investment income (a)	—	—	—	—	—	—
Net asset value, end of period	$2.00	$2.00	$2.00	$2.00	$2.00	$2.00
Total Return (excluding account fees) (b)	.19%	.02%	.01%	.01%	.01%	.10%
Ratios to Average Net Assets: (c)
Net investment income	.38%	.01%	.01%	.01%	.01%	.11%
Total expenses	1.07%	.97%	.87%	.81%	.82%	.78%
Expenses waived or reimbursed (d)	(.81)%	(.91)%	(.74)%	(.74)%	(.67)%	(.42)%
Net expenses (e)	.26%	.06%	.13%	.07%	.15%	.36%
Portfolio turnover rate (g)	23%
Net assets, end of period (in thousands)	$68,576	$75,227	$140,425	$171,664	$203,835	$263,232

*  The per share amounts for the periods have been adjusted to reflect a 1-for-2 reverse stock split, which was effective December 20, 2013. In addition, on December 20, 2013, the Fund changed from a constant $1.00 net asset value per share money market fund to a U.S. Government ultra-short bond fund (that is not a money market fund).

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred. During 2009, 2010, 2011, 2012 and 2013, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561, $678,107, $736,531, $509,874 and $498,342, respectively. The waivers/reimbursements from 2011-2013 are subject to recapture in future periods.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013		2012*		2011*		2010*		2009*
Ratios to Average Net Assets: (c)
Expenses offset	—	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover is not shown for periods that the Fund was a money market fund.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.23	$2.27	$2.26	$2.22	$2.21	$2.16
Investment Activities
Net investment income	.03	.05	.05	.05	.06	.06
Net realized and unrealized gain (loss)	.03	(.04)	.01	.04	.01	.05
Total from investment activities	.06	.01	.06	.09	.07	.11
Distributions from net investment income	(.03)	(.05)	(.05)	(.05)	(.06)	(.06)
Net asset value, end of period	$2.26	$2.23	$2.27	$2.26	$2.22	$2.21
Total Return (excluding account fees) (a)	2.52%	.31%	2.67%	4.24%	2.95%	5.00%
Ratios to Average Net Assets: (b)
Net investment income	2.37%	2.08%	2.21%	2.39%	2.46%	2.63%
Total expenses	1.12%	1.21%	1.25%	1.26%	1.30%	1.53%
Expenses waived or reimbursed (c)	(.67)%	(.76)%	(.80)%	(.81)%	(.85)%	(1.08)%
Net expenses (d)	.45%	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	4%	6%	7%	— (f)	1%	— (f)
Net assets, end of period (in thousands)	$61,985	$61,884	$44,509	$35,014	$29,138	$23,337

(a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(d)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (b)
Expenses offset (e)	—	—	—	—	—	—

(e)  Effect on the expense ratio was not greater than 0.005%.

(f)  Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$32.18	$25.40	$22.72	$22.72	$19.60	$17.33
Investment Activities
Net investment income (loss)	(.09)	(.12)	.07	(.07)	.02	(.13)
Net realized and unrealized gain	.83	9.08	2.61	.10	3.10	2.51
Total from investment activities	.74	8.96	2.68	.03	3.12	2.38
Distributions
From net investment income	—	(.07)	—	(.03)	—	(.11)
From net realized gains	—	(2.11)	—	—	—	—
Total distributions	—	(2.18)	—	(.03)	—	(.11)
Short-Term Trading Fees *(a)	—	—	—	—	—	—
Net asset value, end of period	$32.92	$32.18	$25.40	$22.72	$22.72	$19.60
Total Return (excluding account fees) (b)	2.30%	35.55%	11.80%	.14%	15.92%	13.75%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.58)%	(.45)%	.28%	(.32)%	.10%	(.74)%
Total expenses	2.26%	2.44%	2.72%	2.42%	2.56%	2.79%
Expenses waived or reimbursed (d)	(.03)%	(.28)%	(.52)%	(.24)%	(.48)%	(.96)%
Net expenses (e)	2.23%	2.16%	2.20%	2.18%	2.08%	1.83%
Portfolio turnover rate	99%	150%	221%	223%	299%	343%
Net assets, end of period (in thousands)	$23,666	$23,388	$16,846	$16,399	$17,760	$16,436

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Macro Trends Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.24	$18.51	$17.62	$18.65	$15.54	$12.79
Investment Activities
Net investment loss	(.16)	(.18)	(.10)	(.26)	(.22)	(.13)
Net realized and unrealized gain (loss)	(.03)	7.42	1.29	(.77)	3.54	2.88
Total from investment activities	(.19)	7.24	1.19	(1.03)	3.32	2.75
Distributions
From net investment income	—	—	—	—	(.21)	—
From net realized gains	—	(1.51)	(.30)	—	—	—
Total distributions	—	(1.51)	(.30)	—	(.21)	—
Short-Term Trading Fees *(a)	—	—	—	—	—	—
Net asset value, end of period	$24.05	$24.24	$18.51	$17.62	$18.65	$15.54
Total Return (excluding account fees) (b)	(.78)%	39.38%	6.77%	(5.52)%	21.35%	21.50%
Ratios to Average Net Assets: (c)
Net investment loss	(1.30)%	(1.11)%	(.51)%	(1.25)%	(1.29)%	(.93)%
Total expenses	2.05%	2.00%	1.85%	2.00%	1.93%	2.10%
Expenses waived or reimbursed (d)	—	(.04)%	— (f)	—	— (f)	(.33)%
Net expenses (e)	2.05%	1.96%	1.85%	2.00%	1.93%	1.77%
Portfolio turnover rate	110%	109%	214%	210%	160%	219%
Net assets, end of period (in thousands)	$51,980	$55,926	$34,639	$35,316	$40,604	$37,149

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.36	$9.79	$9.36	$11.91	$8.85	$5.26
Investment Activities
Net investment income (loss)	(.01)	.02 *	.04 *	(.19)	(.09)	(.01)
Net realized and unrealized gain (loss)	1.01	(.10 )*	.61 *	(2.02)	3.44	3.60
Total from investment activities	1.00	(.08)	.65	(2.21)	3.35	3.59
Distributions from net investment income	—	(.35)	(.22)	(.34)	(.29)	—
Short-Term Trading Fees *(a)	—	—	—	—	—	—
Net asset value, end of period	$10.36	$9.36	$9.79	$9.36	$11.91	$8.85
Total Return (excluding account fees) (b)	10.68%	(.72)%	6.93%	(18.69)%	38.00%	68.25%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.16)%	.16%	.44%	(.79)%	(1.04)%	(.08)%
Total expenses	1.43%	1.59%	1.57%	1.72%	1.73%	1.64%
Expenses waived or reimbursed (d)	—	—	—	—	—	(.17)%
Net expenses (e)	1.43%	1.59%	1.57%	1.72%	1.73%	1.47%
Portfolio turnover rate (g)	248%	138%	117%	232%	145%	189%
Net assets, end of period (in thousands)	$318,926	$326,320	$438,372	$551,793	$911,559	$740,072

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.
See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2014	Year Ended December 31,				Period Ended December 31,
	(unaudited)	2013	2012	2011		2010 (a)
Net asset value, beginning of period	$9.30	$9.74	$9.39	$11.98		$8.87
Investment Activities
Net investment income (loss)	.02 *	.07 *	.10 *	—	*(b)	(.01)
Net realized and unrealized gain (loss)	1.01 *	(.10 )*	.60 *	(2.17	)*	3.41
Total from investment activities	1.03	(.03)	.70	(2.17)		3.40
Distributions from net investment income	—	(.41)	(.35)	(.42)		(.29)
Short-Term Trading Fees *	—	— (b)	— (b)	—	(b)	— (b)
Net asset value, end of period	$10.33	$9.30	$9.74	$9.39		$11.98
Total Return (excluding account fees) (c)	11.08%	(.15)%	7.44%	(18.23)%		38.53%
Ratios to Average Net Assets: (d)
Net investment income (loss)	.38%	.68%	1.02%	(.02)%		(.35)%
Total expenses	1.11%	1.25%	1.21%	1.29%		1.74%
Expenses waived or reimbursed (e)	(.22)%	(.22)%	(.14)%	(.20)%		(.66)%
Net expenses (f)	.89%	1.03%	1.07%	1.09%		1.08%
Portfolio turnover rate (h)	248%	138%	117%	232%		145%
Net assets, end of period (in thousands)	$31,019	$51,122	$94,076	$55,985		$17,923

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(f)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2014	Year Ended December 31,			Period Ended December 31,
	(unaudited)	2013	2012	2011	2010 (a)
Ratios to Average Net Assets: (d)
Expenses offset (g)	—	—	—	—	—

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.69	$11.70	$13.18	$22.28	$17.42	$9.56
Investment Activities
Net investment loss	(.03 )*	(.07 )*	(.11 )*	(.32)	(.32 )*	(.18)
Net realized and unrealized gain (loss)	1.73 *	(5.94)*	(1.37)*	(6.76)	8.16 *	8.71
Total from investment activities	1.70	(6.01)	(1.48)	(7.08)	7.84	8.53
Distributions from net investment income	—	—	—	(2.02)	(2.98)	(.67)
Short-Term Trading Fees *(a)	—	—	—	—	—	—
Net asset value, end of period	$7.39	$5.69	$11.70	$13.18	$22.28	$17.42
Total Return (excluding account fees) (b)	29.88%	(51.37)%	(11.23)%	(32.58)%	45.38%	89.50%
Ratios to Average Net Assets: (c)
Net investment loss	(1.06)%	(.90)%	(.85)%	(1.43)%	(1.68)%	(1.32)%
Total expenses	1.98%	1.85%	1.45%	1.67%	1.84%	1.75%
Expenses waived or reimbursed (d)	(.02)%	(.02)%	—	—	—	(.17)%
Net expenses (e)	1.96%	1.83%	1.45%	1.67%	1.84%	1.58%
Portfolio turnover rate (g)	29%	34%	44%	96%	68%	72%
Net assets, end of period (in thousands)	$166,519	$134,065	$319,052	$436,504	$826,598	$639,035

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2014	Year Ended December 31,			Period Ended December 31,
	(unaudited)	2013	2012	2011	2010 (a)
Net asset value, beginning of period	$5.72	$11.69	$13.10	$22.29	$17.36
Investment Activities
Net investment loss	(.03 )*	(.01 )*	(.04 )*	(.16 )*	(.10 )*
Net realized and unrealized gain (loss)	1.72 *	(5.96)*	(1.37)*	(6.84)*	8.14 *
Total from investment activities	1.69	(5.97)	(1.41)	(7.00)	8.04
Distributions from net investment income	—	—	—	(2.19)	(3.11)
Short-Term Trading Fees	—	—	—	—	—
Net asset value, end of period	$7.41	$5.72	$11.69	$13.10	$22.29
Total Return (excluding account fees) (b)	29.55%	(51.07)%	(10.76)%	(32.28)%	46.72%
Ratios to Average Net Assets: (c)
Net investment loss	(.68)%	(.15)%	(.32)%	(.87)%	(.86)%
Total expenses	3.71%	3.30%	3.56%	2.38%	15.19%
Expenses waived or reimbursed (d)	(2.16)%	(1.97)%	(2.69)%	(1.27)%	(14.06)%
Net expenses (e)	1.55%	1.33%	.87%	1.11%	1.13%
Portfolio turnover rate (g)	29%	34%	44%	96%	68%
Net assets, end of period (in thousands)	$474	$3,660	$769	$1,683	$2,233

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2014	Year Ended December 31,			Period Ended December 31,
	(unaudited)	2013	2012	2011	2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.00	$11.78	$12.61	$19.60	$15.46	$10.83
Investment Activities
Net investment loss	(.03)	(.06)	(.09)	(.17)	(.21)	(.17)
Net realized and unrealized gain (loss)	1.70	(5.72)	(.72)	(4.28)	5.91	4.84
Total from investment activities	1.67	(5.78)	(.81)	(4.45)	5.70	4.67
Distributions
From net investment income	—	—	(.02)	—	(.26)	(.04)
From net realized gains	—	—	—	(2.54)	(1.31)	—
Total distributions	—	—	(.02)	(2.54)	(1.57)	(.04)
Short-Term Trading Fees *	— (a)	— (a)	— (a)	— (a)	.01	— (a)
Net asset value, end of period	$7.67	$6.00	$11.78	$12.61	$19.60	$15.46
Total Return (excluding account fees) (b)	27.83%	(49.07)%	(6.44)%	(23.97)%	36.88%	43.11%
Ratios to Average Net Assets: (c)
Net investment loss	(.92)%	(.48)%	(.60)%	(1.06)%	(1.46)%	(1.16)%
Total expenses	1.94%	2.12%	1.61%	1.56%	1.80%	1.69%
Expenses waived or reimbursed (d)	(.03)%	(.06)%	—	—	—	(.15)%
Net expenses (e)	1.91%	2.06%	1.61%	1.56%	1.80%	1.54%
Portfolio turnover rate	52%	64%	95%	155%	103%	135%
Net assets, end of period (in thousands)	$97,339	$74,627	$166,524	$195,087	$300,949	$234,393

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.82	$9.23	$7.79	$10.81	$9.11	$5.12
Investment Activities
Net investment income (loss)	.05	.19	.15	.03	(.04)	— (a)
Net realized and unrealized gain (loss)	(.45)	(.46)	1.35	(3.05)	1.74	3.99
Total from investment activities	(.40)	(.27)	1.50	(3.02)	1.70	3.99
Distributions from net investment income	—	(.14)	(.06)	—	—	—
Short-Term Trading Fees *(a)	—	—	—	—	—	—
Net asset value, end of period	$8.42	$8.82	$9.23	$7.79	$10.81	$9.11
Total Return (excluding account fees) (b)	(4.54)%	(2.93)%	19.27%	(27.94)%	18.66%	77.93%
Ratios to Average Net Assets: (c)
Net investment income (loss)	1.19%	1.59%	1.39%	.25%	(.36)%	— (f)
Total expenses	2.26%	2.13%	2.15%	1.98%	1.91%	2.04%
Expenses waived or reimbursed (d)	—	—	—	—	—	(.08)%
Net expenses (e)	2.26%	2.13%	2.15%	1.98%	1.91%	1.96%
Portfolio turnover rate	64%	74%	85%	85%	69%	80%
Net assets, end of period (in thousands)	$102,065	$122,570	$173,687	$193,599	$440,037	$464,409

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.28	$7.61	$6.81	$9.47	$8.36	$5.59
Investment Activities
Net investment income (loss)	.04	(.01)	.04	(.08)	(.12)	(.05)
Net realized and unrealized gain (loss)	(.20)	.70	.78	(2.59)	1.22	2.81
Total from investment activities	(.16)	.69	.82	(2.67)	1.10	2.76
Distributions from net investment income	—	(.02)	(.02)	—	—	—
Short-Term Trading Fees *	— (a)	— (a)	— (a)	.01	.01	.01
Net asset value, end of period	$8.12	$8.28	$7.61	$6.81	$9.47	$8.36
Total Return (excluding account fees) (b)	(1.93)%	9.07%	12.00%	(28.09)%	13.28%	49.55%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.91%	(.12)%	.60%	(.64)%	(1.02)%	(.79)%
Total expenses	2.92%	2.75%	2.64%	2.49%	2.39%	2.47%
Expenses waived or reimbursed (d)	(.41)%	(.37)%	(.39)%	(.08)%	—	(.45)%
Net expenses (e)	2.51%	2.38%	2.25%	2.41%	2.39%	2.02%
Portfolio turnover rate	92%	201%	374%	426%	242%	327%
Net assets, end of period (in thousands)	$23,380	$26,386	$29,160	$30,635	$51,843	$56,323

*  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reduction not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Rev. 06/2014

FACTS	WHAT DOES U.S. GLOBAL INVESTORS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• transaction history and checking account information
• account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons U.S. Global Investors chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does U.S.Global Investors share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-800-US-FUNDS (1-800-873-8637) or go to www.usfunds.com

Who we are
Who is providing this notice?	U.S. Global Investors, Inc., U.S. Global Investors Funds, and U.S. Global Brokerage, Inc. (collectively known as U.S. Global Investors)
What we do
How does U.S. Global Investors protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does U.S. Global Investors collect my personal information?	We collect your personal information, for example, when you
• open an account or buy securities from us
• direct us to sell your securities or give us your contact information
• tell us where to send the money
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include U.S. Global Investors, Inc., U.S. Global Investors Funds, and U.S. Global Brokerage, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Nonaffiliates we share personal information with include companies that perform marketing on our behalf, printing and mailing companies, and companies that service your account(s).
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • U.S. Global Investors doesn't jointly market.

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Fund Services, LLC

PO Box 701

Milwaukee WI
53201-0701

Want to reduce paper waste? You can receive this report and other important documents electronically. Please visit www.usfunds.com and sign up at Access My Account. If you need further assistance, please call us at 800-873-8637.

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s president and treasurer have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred in the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Required only in annual report on Form N-CSR.

(a)(2)

Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this report.

(b)

Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 28, 2014

By:	/s/ Lisa C. Callicotte
Lisa C. Callicotte
Treasurer

Date:	August 28, 2014